UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
DENTSPLY SIRONA Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2024

Notice of Annual Meeting of Stockholders and Proxy Statement

Dentsply Sirona

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
The 2024 Annual Meeting of Stockholders of DENTSPLY SIRONA Inc., a Delaware corporation (the “Company” or “Dentsply Sirona”), will be held:
Date:	Wednesday, May 22, 2024
Time:	8:00 a.m. Eastern Time
Virtual Meeting Location:	http://www.virtualshareholdermeeting.com/ XRAY2024
Record Date:	March 25, 2024

Items of Business
1.	to elect the ten (10) director nominees named in the Company’s proxy statement to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;
2.	to ratify the appointment of the Company’s independent registered public accountants for 2024;
3.	to approve, on a non-binding advisory basis, the Company’s executive compensation for 2023;
4.	to approve the Company’s 2024 Omnibus Incentive Plan;
5.	to approve the Company’s Amended and Restated Employee Stock Purchase Plan; and
6.	to transact such other business as may properly come before the meeting.
Dear Stockholder:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of DENTSPLY SIRONA Inc., a Delaware corporation (the “Company” or “Dentsply Sirona”), which will be held at 8:00 a.m. Eastern Time on Wednesday, May 22, 2024. This year’s meeting will be held virtually via live webcast. You will be able to attend and listen to the 2024 Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/XRAY2024. You will also be able to cast your vote electronically at the Annual Meeting. For more information on how to attend and vote your shares at our virtual meeting, please see the section entitled “ABOUT THE MEETING” in the Company’s accompanying proxy statement (the “Proxy Statement”).
We have decided to hold the Annual Meeting virtually again in 2024 and we believe that continuing to hold the Annual Meeting virtually allows us to improve stockholder accessibility, increase communications and reduce costs.
Only stockholders of record at the close of business on March 25, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the meeting. At least ten days prior to the meeting, a complete list of stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the meeting, during ordinary business hours, at the office of the Secretary of the Company at 13320 Ballantyne Corporate Place Charlotte, NC 28277.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 22, 2024:
On or about April 12, 2024, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) is first being mailed to our stockholders of record as of the Record Date and our proxy materials are first being posted on the website referenced in the Notice (www.proxyvote.com).
Regardless of whether you expect to attend the meeting virtually, please vote in advance of the meeting by using one of the methods described in the Proxy Statement. As a stockholder of record, you may vote your shares (1) electronically at the meeting, (2) by telephone, (3) through the Internet, or (4) by completing and mailing a proxy card if you receive your proxy materials by mail. Specific instructions for voting by telephone or through the Internet are included in the Notice and in the Proxy Statement. If you virtually attend and vote at the meeting electronically, your vote at the meeting will replace any earlier vote you cast.

By Order of the Board of Directors
Richard C. Rosenzweig
Executive Vice President, Corporate Development, General Counsel and Secretary
13320 Ballantyne Corporate Place
Charlotte, NC 28277
April 10, 2024

Even though you may plan to attend the meeting virtually, please vote by telephone or the Internet, or execute the enclosed proxy card and mail it promptly (if you receive your proxy materials by mail), in which case a return envelope that requires no postage if mailed in the United States is enclosed for your convenience. Telephone and Internet voting information are also provided on your proxy card. Should you attend the meeting virtually, you may revoke your proxy and vote at the virtual meeting.

Forward-Looking Statements
This Proxy Statement contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections, which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, macroeconomic conditions, such as recession risks, continued elevated levels of inflation and higher interest rates, that affect our customers, employees, vendors and the economies and communities where they operate. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the Securities and Exchange Commission (“SEC”), when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties.
Nothing on our website, including our Sustainability Report, or on the other websites referenced throughout this document shall be deemed incorporated by reference into this Proxy Statement.
DENTSPLY SIRONA INC. – Proxy Statement 1

2024 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROXY STATEMENT
This Proxy Statement is being provided to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of DENTSPLY SIRONA Inc. (“Dentsply Sirona,” the “Company,” “we,” “us” or “our”) to be voted at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”). On or about April 12, 2024, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders (the “Notice”) is first being mailed to our stockholders of record as of March 25, 2024, the Record Date, and our notice of annual meeting, proxy materials, and 2023 Annual Report are first being posted on the website referenced in the Notice (www.proxyvote.com). All website addresses given in this document are for informational purposes only and are not intended to be an active link or to incorporate any website information into this document.
Stockholders as of the Record Date are invited to attend our Annual Meeting virtually, which will take place on Wednesday, May 22, 2024, beginning at 8:00 a.m., Eastern Time. This year’s meeting will be held virtually via live webcast. You will be able to attend and listen to the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/XRAY2024. You will also be able to cast your vote electronically at the Annual Meeting.
To participate in the Annual Meeting, visit http://www.virtualshareholdermeeting.com/XRAY2024. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call technical support at: 1-800-690-6903
Whether or not you are able to attend the Annual Meeting, you are urged to vote your proxy, either by mail (if you receive your proxy materials by mail), telephone or the Internet. Specific instructions for voting by telephone or through the Internet are included in the Notice and in this Proxy Statement. If you attend and vote at the meeting, your vote at the meeting will replace any earlier vote you cast. Proxies may also be voted at any adjournment or postponement of the Annual Meeting.
2 DENTSPLY SIRONA INC. – Proxy Statement

2024 PROXY SUMMARY
This summary highlights information contained in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should carefully read the entire Proxy Statement before voting.
ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	8:00 a.m., Eastern Time, Wednesday, May 22, 2024
Record Date:	March 25, 2024
Voting:	Stockholders as of the Record Date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
VOTING MATTERS AND BOARD RECOMMENDATIONS
Matter		Board Recommendation
1.	Election of the ten director nominees named in this Proxy Statement	FOR EACH NOMINEE
2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for 2024	FOR
3.	Approval, on a non-binding advisory basis, of the Company’s executive compensation for 2023	FOR
4.	Approval of the 2024 Omnibus Incentive Plan	FOR
5.	Approval of the Amended and Restated Employee Stock Purchase Plan	FOR
PROPOSAL NO. 1: ELECTION OF DIRECTORS: BOARD NOMINEES
Name	Age	Director Since	Committee Memberships	Other Current Public Company Boards
Simon D. Campion	53	2022	None	None
Willie A. Deese Independent	68	2011	Human Resources (Chair)	Public Service Enterprise Group, Inc.
Brian T. Gladden Independent	59	2024	Audit and Finance	None
Betsy D. Holden Independent	68	2018	Governance (Chair) Human Resources	The Western Union Company NNN REIT, Inc. Kenvue Inc.
Clyde R. Hosein Independent	64	2020	Audit and Finance Science and Technology	Wolfspeed, Inc. Credo Technology Group
Gregory T. Lucier Independent	59	2019	Governance	Catalent, Inc. Maravai LifeSciences Holdings, Inc.
Jonathan J. Mazelsky Independent	63	2023	Human Resources Science and Technology	IDEXX Laboratories, Inc.
Leslie F. Varon Independent	67	2018	Audit and Finance (Chair)	Hamilton Lane Inc. LAM Research Corporation
Janet S. Vergis Independent	59	2019	Science and Technology (Chair) Human Resources	Church & Dwight Co., Inc. Teva Pharmaceutical Industries Ltd.
Dorothea Wenzel Independent	55	2022	Audit and Finance	H. Lundbeck A/S
DENTSPLY SIRONA INC. – Proxy Statement 3

2024 PROXY SUMMARY
BOARD AGE AND TENURE

PROPOSAL NO. 2: NON-BINDING ADVISORY VOTE: INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
We are asking our stockholders to ratify on an advisory basis the Company’s selection of independent registered public accountants for 2024. Our Board recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accountants for 2024.
PROPOSAL NO. 3: NON-BINDING ADVISORY VOTE: APPROVAL OF EXECUTIVE COMPENSATION FOR 2023
Our named executive officers (the “Named Executive Officers”) as of the end of 2023 were:
•	Simon D. Campion, President and Chief Executive Officer
•	Glenn G. Coleman, Executive Vice President, Chief Financial Officer
•	Richard C. Rosenzweig, Executive Vice President, Corporate Development, General Counsel and Secretary[1]
•	Andreas G. Frank, Executive Vice President, Chief Business Officer
•	Robert (Tony) A. Johnson, Senior Vice President, Chief Supply Chain Officer
[1]
Mr. Rosenzweig served as Senior Vice President, Corporate Development, General Counsel and Secretary until February 2024 at which time he assumed the title of Executive Vice President, Corporate Development, General Counsel and Secretary.

4 DENTSPLY SIRONA INC. – Proxy Statement

2024 PROXY SUMMARY
We are asking our stockholders to approve on an advisory basis the Company’s executive compensation for 2023. Our Board recommends a FOR vote because we believe our compensation program aligns the interests of our Named Executive Officers with those of our stockholders and achieves our compensation objective of rewarding management based upon individual and Company performance and the creation of stockholder value over the long term. Although stockholder votes on executive compensation are non-binding, the Board and the Human Resources Committee consider the results when reviewing whether any changes should be made to our compensation program and policies.
PROPOSAL NO. 4: APPROVAL OF THE 2024 OMNIBUS INCENTIVE PLAN
We are asking our stockholders to approve the Company’s 2024 Omnibus Incentive Plan. Our Board recommends a vote FOR the approval of the 2024 Omnibus Incentive Plan.
PROPOSAL NO. 5: APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
We are asking our stockholders to approve the Company’s Amended and Restated Employee Stock Purchase Plan (the “ESPP”). The ESPP provides employees of the Company and its designated subsidiaries with the opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions. The ESPP is also intended to encourage employees to remain in the employ of the Company or its designated subsidiaries and to provide them with an additional incentive to advance the best interests of the Company. Our Board recommends a vote FOR the approval of the Amended and Restated Employee Stock Purchase Plan.
DENTSPLY SIRONA INC. – Proxy Statement 5

ABOUT THE MEETING
Q. Why Did I Receive this Proxy Statement?
Our Board is soliciting your proxy to vote at the meeting because you were a stockholder of our Company as of March 25, 2024, the Record Date, and are entitled to vote. This Proxy Statement summarizes the information you need to know in order to cast a vote at the meeting.
Q. What Am I Voting On?
You are voting on four items:
•	Proposal No. 1: Election of ten (10) director nominees named in this Proxy Statement (see page 10);
•	Proposal No. 2: Ratification of the appointment of Deloitte as our independent registered public accountants for 2024 (see page 92);
•	Proposal No. 3: Approval, on a non-binding advisory basis, of the Company’s executive compensation for 2023 (see page 95);
•	Proposal No. 4: Approval of the 2024 Omnibus Incentive Plan (see page 97); and
•	Proposal No. 5: Approval of the Amended and Restated Employee Stock Purchase Plan (see page 107).
Q. How Do I Vote?
Stockholders of record
If you are a stockholder of record, there are four ways to vote:
BY TELEPHONE toll-free 1-800-690-6903*
BY INTERNET www.proxyvote.com*
BY MAIL completing and returning your proxy card
AT THE VIRTUAL MEETING by electronic vote at the virtual meeting
*	The deadline to vote by telephone or Internet is 11:59 p.m. Eastern Time on May 21, 2024.
Street name holders
Shares of the Company’s common stock that are held in a brokerage account in the name of the broker or by a bank, trustee, or other nominee are held in “street name.” If your shares are held in street name, you should follow the voting instructions provided by your broker, bank, trustee, or other nominee. If you hold your shares in street name and wish to vote at the meeting electronically, you must first obtain a legal proxy issued in your name from your broker, bank, trustee or other nominee.
Q. What Are the Voting Recommendations of the Board of Directors?
Matter	Board Recommendation
Election of the ten director nominees named in this Proxy Statement	FOR EACH NOMINEE
Ratification of the appointment of Deloitte as the Company’s independent registered public accountants for 2024	FOR
Approval, on a non-binding advisory basis, of the Company’s executive compensation for 2023	FOR
Approval of the 2024 Omnibus Incentive Plan	FOR
Approval of the Amended and Restated Employee Stock Purchase Plan	FOR
6 DENTSPLY SIRONA INC. – Proxy Statement

ABOUT THE MEETING
If you return a properly executed proxy card without instructions, the persons named as proxy holders will vote your shares in accordance with the recommendations of our Board.
Q. Will Any Other Matters Be Voted On?
We do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the meeting, your signed or electronic proxy card gives authority to Simon D. Campion and Richard C. Rosenzweig, or either of them, to vote your shares at their discretion.
Q. Who Is Entitled to Vote at the Meeting?
Only stockholders of record at the close of business on the Record Date of March 25, 2024 are entitled to receive notice of and to participate virtually in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or at any postponement or adjournment thereof.
Q. How Many Votes Do I Have?
You will have one vote for each share of our common stock you owned at the close of business on the Record Date.
Q. How Many Votes Can Be Cast by All Stockholders?
On the Record Date there were 207,626,646 outstanding shares of the Company’s common stock, each of which is entitled to one vote at the meeting. There is no cumulative voting.
Q. How Many Votes Must Be Present to Hold the Meeting?
The holders of a majority of the aggregate voting power of our common stock outstanding and entitled to vote on the Record Date, or approximately 103,813,323 votes, must be present virtually, or by proxy, at the meeting in order to constitute a quorum necessary to conduct the meeting.
If you vote or abstain on any matter, your shares will be part of the quorum. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or other nominee but your broker, bank, trustee or other nominee has, and exercises, its discretionary authority to vote on at least one matter to be voted on at the meeting, your shares will be counted in determining the quorum for all matters to be voted on at the meeting. Brokers have discretionary authority with respect to the ratification of the appointment of independent registered public accountants, but do not have discretionary authority with respect to the other proposals.
We urge you to vote by proxy even if you plan to attend the meeting virtually so that we will know as soon as possible that a quorum has been achieved.
Q. What Vote Is Required to Approve Each Proposal?
With respect to Item 1, the election of directors, the affirmative vote of a majority of the votes cast is required to elect a director in an uncontested election when a quorum is present. A “majority of the votes cast” means the number of votes cast “for” a director exceeds the number of votes cast “against” that director. “Votes cast” excludes abstentions and any broker non-votes. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Brokers do not have discretionary authority with respect to the election of directors. Under Delaware law, if an incumbent director-nominee is not elected at the meeting, the director will continue to serve on the Board as a “holdover director.” As required by our By-Laws, each director-nominee has submitted an irrevocable conditional letter of resignation that becomes effective if he or she is not elected by a majority of the votes cast by stockholders. If a director-nominee is not elected by a majority of the votes cast, the Corporate Governance and Nominating Committee will consider the director’s conditional resignation and recommend to the Board whether to accept or reject such resignation. The Board will decide whether to accept or reject the resignation and will publicly disclose its decision within 90 days after the date of the certification of the election results.
DENTSPLY SIRONA INC. – Proxy Statement 7

ABOUT THE MEETING
With respect to Items 2, 3, 4 and 5, the affirmative vote of a majority of the votes cast is required for approval, assuming a quorum is present. With respect to Item 3, because your vote is advisory, it will not be binding upon the Board; however, the Human Resources Committee and the Board have in the past considered and will continue to consider the outcome of the vote when making decisions for future executive compensation arrangements.
Brokers have discretionary authority to vote with respect to the ratification of the appointment of independent registered public accountants. Brokers do not have discretionary authority to vote with respect to the other proposals. Abstentions and broker non-votes will therefore have no effect on Items 1, 3, 4 and 5.
Q. What is a Broker Non-Vote?
If you are a beneficial owner whose shares are held in “street name” (i.e., of record by a broker, bank, trustee, or other nominee), you must instruct the broker, bank, trustee or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker, bank, trustee or other nominee does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the nominee can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required. For the 2024 meeting, your broker does not have discretionary authority to vote on the election of directors, on the advisory vote to approve the Company’s executive compensation (or, “Say-on-Pay” vote), on the approval of the 2024 Omnibus Incentive Plan, or on the approval of the Amended and Restated Employee Stock Purchase Plan. Without instructions from you, a broker non-vote will occur and your shares will not be voted on these matters. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.
Q. Can I Change My Vote or Revoke My Proxy?
Yes. You may change or revoke your proxy by sending in a new proxy card with a later date, casting a new vote by telephone or Internet (not later than the deadline of 11:59 p.m. Eastern Time on May 21, 2024), or sending a written notice of revocation to our Corporate Secretary at Dentsply Sirona’s Corporate Headquarters, 13320 Ballantyne Corporate Place, Charlotte, NC 28277. If you attend the meeting and wish to vote at the meeting, you may request that your previously submitted proxy be revoked and cast a vote at the meeting.
Q. What is the Deadline to Submit a Proposal pursuant to Rule 14a-8 for the 2024 Annual Meeting?
The Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders was released on April 10, 2024. Accordingly, stockholder proposals that are intended to be presented at the Company’s Annual Meeting to be held in 2025 must be received by the Company no later than December 11, 2024, and must otherwise comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be included in the Proxy Statement and proxy relating to that meeting. See “Other Matters – Nominating Candidates for Election to the Board or Proposing Other Business to be Brought before the Annual Meeting” for more information regarding procedures for stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders outside of Rule 14a-8.
Q. Why Haven’t I Received a Printed Copy of the Proxy Statement or Annual Report?
We are taking advantage of SEC rules that allow companies to furnish proxy materials to stockholders via the Internet. This allows us to avoid printing and mailing proxy materials to stockholders who prefer to review the materials online. If you received a Notice of Internet Availability of Proxy Materials, or “Notice,” by mail, you will not receive a printed copy of the proxy materials, unless you submit a specific request.
The Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and annual report as well as how to submit your proxy over the Internet. If you received the Notice and would still like to receive a printed copy of the proxy materials, you should follow the instructions for requesting these materials included in the Notice. We plan to mail the Notice to stockholders by April 12, 2024.
8 DENTSPLY SIRONA INC. – Proxy Statement

ABOUT THE MEETING
Q. Who Can Attend the Annual Meeting Virtually?
Any Dentsply Sirona stockholder as of the close of business on the Record Date may attend the virtual meeting. To participate in the Annual Meeting, visit http://www.virtualshareholdermeeting.com/XRAY2024. You will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 7:45 a.m. Eastern Time on May 22, 2024. The meeting will begin promptly at 8:00 a.m. Eastern Time on May 22, 2024.
If you hold your shares in street name and wish to attend and vote at the meeting virtually, please obtain instructions on how to attend and vote at the meeting virtually from your broker, bank, trustee or other nominee.
Q. How Will My Shares Be Voted if I Submit a Proxy Without Indicating My Vote?
If you submit a properly executed proxy without indicating your vote, your shares will be voted as follows:
•	Item No. 1: FOR each of the ten director nominees named in this Proxy Statement;
•	Item No. 2: FOR ratification of the appointment of Deloitte as our independent registered public accountants for 2024;
•	Item No. 3: FOR the approval, by non-binding advisory vote, of the Company’s executive compensation for 2023;
•	Item No. 4: FOR the approval of the 2024 Omnibus Incentive Plan; and
•	Item No. 5: FOR the approval of the Amended and Restated Employee Stock Purchase Plan.
Q. What if I participate in the DENTSPLY SIRONA Inc. 401(k) Savings and Employee Stock Ownership Plan (“ESOP”)?
If you participate in a Company stock fund under the ESOP and had shares of the Company’s common stock associated with your account on the record, you will receive an electronic notice unless you opted to receive paper copies of the proxy materials. The electronic notice will contain voting instructions for all shares registered in the same name, whether inside or outside of the ESOP. If your accounts inside and outside of the ESOP are not registered in the same name, you will receive a separate electronic notice for the shares associated with your ESOP account.
Shares of common stock in the ESOP will be voted by T. Rowe Price Retirement Plan Services, Inc., as trustee of the ESOP. ESOP participants in a Company stock fund should submit their voting instructions to T. Rowe Price by using the toll-free telephone number or indicating their instructions over the Internet, in each case pursuant to the instructions in the notice provided by T. Rowe Price, or by submitting an executed proxy card. Voting instructions regarding ESOP shares must be received by 11:59 p.m. Eastern Time on Friday, May 17, 2024, and all telephone and Internet voting facilities for plan shares will close at that time. You can revoke your voting instructions for shares held in our ESOP prior to such time by timely delivery of a properly executed, later-dated voting instruction card (or an Internet or telephone vote), or by delivering a written revocation of your voting instructions to T. Rowe Price.
All voting instructions from ESOP participants will be kept confidential. If you do not timely submit voting instructions, the shares allocated to you, together with unallocated shares, will be voted in accordance with the instructions of the Company.
DENTSPLY SIRONA INC. – Proxy Statement 9

PROXY ITEM NO. 1:
ELECTION OF DIRECTORS
The current term of office of all of our directors expires at the meeting or when their successors are duly elected and qualified. The Corporate Governance and Nominating Committee recommended and our Board has nominated ten directors to be elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. On February 27, 2024, Eric K. Brandt, who has served on our Board with distinction since 2004, informed the Board of his intent to retire from the Board upon the expiration of his current term and that he therefore will not stand for election to the Board at the 2024 Annual Meeting of Stockholders. Accordingly, Mr. Brandt will no longer be serving on our Board following the Annual Meeting of Stockholders on May 22, 2024. The Company is grateful for the many years of service of Mr. Brandt.
All current directors of our Company who are nominees have agreed to serve if elected.
Included in each director nominee’s biography is a description of select key qualifications and experience that led the Board to conclude that each nominee is qualified to serve as a member of the Board. All biographical information below is as of the Record Date.
Our Board has no reason to expect that any of the nominees will be unable to stand for election on the date of the meeting or will otherwise not serve. If a vacancy occurs among the original nominees prior to the meeting, the proxies may be voted for a substitute nominee named by our Board as well as for the remaining nominees. Because this election is not a contested election, directors are elected by a majority of the votes cast when a quorum is present. A “majority of the votes cast” means that the number of votes cast “for” a director exceeds the number of votes cast “against” that director. “Votes cast” excludes abstentions and any broker non-votes.
Our Board has determined that, in its judgment, with the exception of Simon D. Campion, our current President and Chief Executive Officer, all of the current members of, and nominees for, our Board are independent, as defined by the listing standards of The Nasdaq Global Select Market, as of the date of this Proxy Statement.
For a full discussion on the criteria and process for the nomination of directors, see “Selection of Nominees for the Board of Directors” on page 31.
10 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Board Diversity, Tenure and Independence
Our Corporate Governance Guidelines/Policies provide that the Corporate Governance and Nominating Committee will recommend candidates for our Board who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of stockholders. The Board believes that having directors of diverse race, ethnicity, global perspectives and gender, along with varied skills and experiences, contributes to a balanced and effective Board. The Company’s Corporate Governance Guidelines/Policies further emphasize our policy of inclusiveness and ensure that the Corporate Governance and Nominating Committee, in performing its responsibilities to review director candidates and recommend candidates to the Board for election, ensures that candidates with a diversity of race, ethnicity and gender, as well as global perspectives, are included in each pool of candidates from which Board nominees are chosen and actively considers for selection as directors persons who meet such criteria. Additionally, the Corporate Governance and Nominating Committee seeks to ensure periodic Board refreshment by maintaining an appropriate mix of short, medium and long tenured Directors.

Gender/Ethnic Diversity

60%

Committees Chaired by Women

75%

Independence

90%

Board Refreshment

7 New Directors in the Past Five Years

DENTSPLY SIRONA INC. – Proxy Statement 11

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Board Diversity Matrix (as of December 31, 2023)
Total Number of Director Nominees	11
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
	4	7	0	0
Part II: Other Demographic Information
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0
To see the Company’s Fiscal Year 2022 Board Diversity Matrix, please see the proxy statement filed with the SEC on April 14, 2023.
Director Biographies
Set forth below are the biographies of our Director nominees up for election or re-election at our Annual Meeting.
12 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Gregory T. Lucier

Director since 2019
(Non-Executive Chairman since
January 1, 2024)
Independent
Age: 59
Board Committees:
• Corporate Governance and Nominating Committee
Other Public Company Boards:
• Catalent, Inc.
• Maravai LifeSciences Holdings, Inc.

Mr. Lucier was appointed Non-Executive Chairman of the Dentsply Sirona Board of Directors and as a member of the Corporate Governance and Nominating Committee effective January 1, 2024. Mr. Lucier has served as the Chief Executive Officer of Corza Health, a life sciences company, since 2018 and is an over 35 year veteran of the healthcare industry. Prior to Corza Health, Mr. Lucier was Chairman and Chief Executive Officer of NuVasive, a global technology leader in minimally invasive spine and orthopedic surgery, from 2015 to 2018. Prior to NuVasive, from 2003 to 2014, Mr. Lucier served as Chairman and CEO of Life Technologies. Mr. Lucier’s early career included roles as a corporate officer of General Electric Company and as an executive at GE Medical Systems Information Technologies. He is a member of the Board of Directors of Catalent, Inc. and Maravai Lifesciences Holdings, Inc. Mr. Lucier holds a Bachelor’s in Industrial Engineering from Pennsylvania State University and a Master’s in Business Administration from Harvard Business School.

Selected Key Qualifications and Experience:
Large Company Experience as Executive and as a Board Member Mr. Lucier has significant business experience, including leadership roles as an executive and board member of public companies.

Medical Device or Industry Experience
Mr. Lucier has held numerous leadership roles, including as Chief Executive Officer and Chairman, with a significant history of success for several medical device and life science businesses.

Business Development Experience
Mr. Lucier’s executive leadership positions and tenure on various boards have given him general business skills, expertise and experience including in business development and corporate strategy development.

DENTSPLY SIRONA INC. – Proxy Statement 13

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Simon D. Campion
Director since 2022 Age: 53
Simon D. Campion has served as our President and Chief Executive Officer and as a member of the Company’s Board of Directors since September 12, 2022. Prior to joining Dentsply Sirona, Mr. Campion served as the Executive Vice President and President of the Medical Segment of Becton, Dickinson and Company (“BD”), a position held beginning in July 2022. Prior to that, Mr. Campion served as the Executive Vice President and President of the Interventional segment for BD since September 2018 and, prior to that, he was president of the BD Surgery business unit, where he integrated legacy C. R. Bard, Inc. (“Bard”) and BD product platforms into an integrated surgery offering. Mr. Campion joined Bard in 2008 and held leadership roles in numerous Bard businesses in the U.S. and Internationally. Prior to Bard, he held marketing and R&D roles at Cook Medical and Boston Scientific. Mr. Campion holds a Ph.D. in Mechanical Engineering from the University of Limerick in Ireland and a Master of Business Administration from The Open University in the United Kingdom.

Selected Key Qualifications and Experience:

Large Company Experience as Executive or Board Member
Also serving as the Chief Executive Officer of the Company, Mr. Campion possesses a wide range of business and development skills, with significant history of success in large companies.

Medical Device or Industry Experience Mr. Campion has worked for over two decades in the global health care field, in various key and executive positions.
Capital Allocation/Deployment Experience Mr. Campion has a deep understanding of growth and management of Company assets, and has a strong record of corporate success and development.
14 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Willie A. Deese
Director since 2011 Independent Age: 68 Board Committees: • Human Resources Committee (Chair) Other Public Company Boards: • Public Service Enterprise Group, Inc.
Mr. Deese retired from Merck & Co., Inc., a global pharmaceutical company, on June 1, 2016 after serving as Executive Vice President since 2008 and President of the Merck Manufacturing Division since 2005. He was also a member of Merck’s Executive Committee. Mr. Deese originally joined Merck in 2004 as the company’s Senior Vice President of Global Procurement. Prior to joining Merck, Mr. Deese served as Senior Vice President of Global Procurement and Logistics at GlaxoSmithKline and as Senior Vice President of Procurement at SmithKlineBeecham. He serves on the Board of Directors of the Public Service Enterprise Group, Inc. as Chair of its Corporate Governance Committee, a member of its Compensation Committee and as a member of its Audit Committee. Previously, Mr. Deese served as a member of the Board of Trustees of North Carolina A&T State University from 2007 to 2015, as the Chair of the Board of Trustees of North Carolina A&T State University from 2011 to 2013, on the Board of Directors for CDK Global Inc. as Chair of its Compensation Committee, and on the Board of Directors of G1 Therapeutics, Inc. as a member of its Audit Committee.

Selected Key Qualifications and Experience:
Large Company Experience as Executive or Board Member Mr. Deese has significant business experience, including leadership roles as an executive and board member of public companies.
Medical Device or Industry Experience Mr. Deese’s leadership roles have included executive positions in companies involved with regulated medical products.

Manufacturing Experience
In his role as Executive Vice President and President of the Merck Manufacturing Division, Mr. Deese was responsible for the company’s global manufacturing, procurement, and distribution and logistics functions.

DENTSPLY SIRONA INC. – Proxy Statement 15

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Brian T. Gladden
Director since 2024 Independent Age: 59 Board Committees: • Audit and Finance Committee
Mr. Gladden is a seasoned executive with over 35 years of success in organizational development, business transformation, and setting strategic visions. He is currently the Chief Administrative and Chief Financial Officer of Zelis Healthcare Inc., a privately-held healthcare technology company. As a CFO, Mr. Gladden has led all aspects of the finance function, M&A, information technology, security, facilities, and corporate strategy. Before joining Zelis, Mr. Gladden was an Operating Partner with Bain Capital’s North American Private Equity team, where he worked to create equity value across the company’s portfolio of investments. Prior to Bain Capital, Mr. Gladden was CFO at public companies Mondelēz International and Dell Technologies. He began his career at General Electric, serving for nearly two decades in various senior finance and general management positions, including as President and CEO of GE Plastics and divisional CFO roles in the Plastics and Healthcare businesses. Mr. Gladden currently serves as the Chair of the Myasthenia Gravis Foundation of America and as a member of the Advisory Councils for both the Lombardo College of Business at Millersville University and the McCombs School of Business at the University of Texas – Austin. He has a Bachelor of Science in Business Administration and Finance from Millersville University.

Selected Key Qualifications and Experience:
Large Company Experience as Executive or Board Member Mr. Gladden has significant business experience, including leadership roles as an executive.
Capital Allocation/Deployment Experience Mr. Gladden has actively participated in decisions concerning investing and capital allocation in his prior and current roles.
Business Development Experience Mr. Gladden’s has significant experience with complex transactions, both as a former executive of large companies and in his current role.
16 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Betsy D. Holden

Director since 2018
Independent
Age: 68
Board Committees:
• Corporate Governance and Nominating Committee (Chair)
• Human Resources Committee
Other Public Company Boards:
• NNN REIT, Inc.
• The Western Union Company
• Kenvue Inc.

Ms. Holden served as a Senior Advisor to McKinsey & Company, a global management consulting company, from April 2007 to December 2020 leading strategy, marketing, and board effectiveness initiatives for clients in consumer goods, pharma, medical products, and financial services. Prior to that, Ms. Holden spent 25 years in marketing and line positions in consumer goods. From 2001-2003, she was Co-Chief Executive Officer of Kraft Foods and from 2000-2003, she was Chief Executive Officer of Kraft Foods North America. Additional positions at Kraft included President, Global Marketing and Category Development and Executive Vice President, with oversight of operations, IT, procurement, research and development, and marketing services, as well as multiple business unit President and line management assignments. Under her leadership, Kraft was a food industry leader in sales force excellence, new product successes, marketing, and digital innovation. While at Kraft, Ms. Holden led the successful acquisition and integration of Nabisco Group Holdings and the subsequent initial public offering of the company. Ms. Holden was selected as a 2015 NACD Directorship 100 honoree and was inducted into the Chicago Business Hall of Fame in 2016. Ms. Holden serves on the Food Chain Advisory Board and several portfolio company boards for Paine Schwartz Partners, a private equity firm focused on sustainable agriculture and food products. She serves on the Global Advisory Board of Northwestern University’s Kellogg School of Management. She also serves on the Board of Directors for Western Union as the Chair of the Corporate Governance, ESG, and Public Policy Committee and a member of the Compensation and Benefits Committee. In addition, she serves on the Board of Directors of NNN REIT, as the Chair of its Compensation Committee and a member of its Audit Committee; and Ms. Holden also serves on the Board of Directors of Kenvue, Inc. as Chair of the Compensation and Human Capital Committee. She is the President of the Off the Street Club Board. Ms. Holden is Trustee Emeritus of Duke University where she served on the Board from 2011-2023 and the Executive Committee from 2015-2023. Ms. Holden has served on ten boards over the last 25 years including Diageo plc, Catamaran Corporation, and Time, Inc.

Selected Key Qualifications and Experience:

Large Company Experience as Executive and Board Member
Ms. Holden has served as Chief Executive Officer of a large public company and as a board member and consultant to multiple large, international, public companies.

Experience in Marketing/Sales
Ms. Holden has held numerous leadership roles in marketing and product management, both as an executive and in her role as a consultant, successfully implementing growth strategies, novel ideas and marketing plans to win in competitive industries.

Business Development Experience (including M&A)
Ms. Holden has extensive experience guiding companies through complex mergers, acquisitions and divestitures, ensuring strategic alignment and financial success.

DENTSPLY SIRONA INC. – Proxy Statement 17

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Clyde R. Hosein
Director since 2020 Independent Age: 64 Board Committees: • Audit and Finance Committee • Science and Technology Committee Other Public Company Boards: • Wolfspeed, Inc. • Credo Technology Group
Mr. Hosein most recently served as Chief Financial Officer of AliveCor Inc., a medical device and AI company producing ECG hardware and software for consumer mobile devices, from March 2021 to April 2023. Prior to AliveCor, Mr. Hosein served as Chief Financial Officer of Automation Anywhere, Inc., an enterprise software provider of robotic process automation, from December 2017 to March 2021. From August 2013 to May 2017, he served as Executive Vice President and Chief Financial Officer of RingCentral, Inc., a publicly traded provider of software-as-a-service cloud-based business communications solutions. Prior to this, Mr. Hosein served from June 2008 to October 2012 as Chief Financial Officer of Marvell Technology Group Ltd., a publicly traded semiconductor provider of high-performance analog, mixed-signal, digital signal processing and embedded microprocessor integrated circuits, and he also served as its Interim Chief Operating Officer and Secretary from October 2008 to March 2010. From 2003 to 2008, he served as Vice President and Chief Financial Officer of Integrated Device Technology, Inc., a provider of mixed-signal semiconductor solutions. From 2001 to 2003, he served as Senior Vice President, Finance and Administration and Chief Financial Officer of Advanced Interconnect Technologies, a semiconductor assembly and test company. He has also held other senior level financial positions, including the role of Chief Financial Officer at Candescent Technologies, a developer of flat panel display technology. Early in his career he spent 14 years in financial and engineering roles at IBM Corporation. Mr. Hosein has been a member of the Board of Directors of Wolfspeed, Inc. (formerly Cree, Inc.) since December 2005 and a member of the Board of Directors of Credo Technology Group since April 2024.

Selected Key Qualifications and Experience:
Large Company Experience as Executive or Board Member Mr. Hosein has significant business experience, including leadership roles as an executive and board member of an international public company.
Understanding and Previous Work with Information Technology Mr. Hosein has extensive business experience with information technology and management within large global organizations.
Financial Literacy In his various leadership roles, Mr. Hosein obtained extensive knowledge of accounting and financial matters.
18 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Jonathan J. Mazelsky
Director since 2023 Independent Age: 63 Board Committees: • Human Resources Committee • Science and Technology Committee Other Public Company Boards: • IDEXX Laboratories, Inc.
Mr. Mazelsky has served as President and CEO of IDEXX Laboratories, Inc. since October 2019. Prior to that, Mr. Mazelsky served as Interim President and CEO of IDEXX from June 2019 to October 2019, and he was an Executive Vice President responsible for IDEXX’s North American Companion Animal Group Commercial Organization and key elements of the innovation portfolio, including IDEXX VetLab® in-house diagnostics, Diagnostic Imaging, Veterinary Software and Services, and the Rapid Assay and Telemedicine lines of business, from August 2012 to June 2019. Before joining IDEXX, Mr. Mazelsky was a Senior Vice President and General Manager from 2010 to 2012 of Computed Tomography, Nuclear Medicine and Radiation Therapy Planning at Philips Healthcare, a subsidiary of Royal Philips Electronics (now named Royal Philips). Previously he held a series of other leadership roles with increasing responsibilities during his tenure at Philips beginning in 2001. Prior to joining Philips, Mr. Mazelsky was at Agilent Technologies, where he was an Executive in Charge from 2000 to 2002, leading the integration of Agilent’s Healthcare Group into Philips. He also served as a General Manager of the Medical Consumables Business Unit at Agilent Technologies from 1997 to 2000. From 1988 to 1996, Mr. Mazelsky held a number of roles at Hewlett Packard in finance, marketing and business planning. Mr. Mazelsky holds an undergraduate degree in Mathematics from the University of Rochester and an MBA from the University of Chicago.

Selected Key Qualifications and Experience:
Large Company Experience as an Executive Mr. Mazelsky has an extensive history of successfully leading large global companies and businesses throughout his career.
Medical Device or Industry Experience Mr. Mazelsky has several decades of experience leading global enterprises in healthcare markets.
International Business Experience Mr. Mazelsky’s tenure in international business leadership positions provides significant experience and expertise to the Board of Directors.
DENTSPLY SIRONA INC. – Proxy Statement 19

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Leslie F. Varon
Director since 2018 Independent Age: 67 Board Committees: • Audit and Finance Committee (Chair) Other Public Company Boards: • Hamilton Lane Inc. • LAM Research Corporation
Ms. Varon served as Chief Financial Officer of Xerox Corporation, a document solutions company, from November 2015 through December 2016, during which time she led the restructuring of the $18 billion business process services, printing equipment, software and solutions company, including the successful spin-off of its $7 billion services business. After that transaction, she became Special Advisor to the new Xerox Chief Executive Officer until March 2017 when she retired from the company. Prior to becoming Chief Financial Officer at Xerox, she was briefly VP Investor Relations from March 2015 through October 2015. Previously she served Xerox as VP Finance & Corporate Controller from July 2006 to February 2015, where she oversaw global financial operating executives and had responsibility for corporate financial planning and analysis, accounting, internal audit, risk management, global real estate and worldwide shared services centers. Earlier in her career, Ms. Varon was Vice President Finance & Operations support for Xerox’s North American business, Vice President Xerox Investor Relations and Corporate Secretary and Director of Corporate Audit. From 2006 to 2017 she served on the board of Xerox International Partners, a joint venture between Xerox Corporation and Fuji Xerox Corporation, representing Xerox Corporation’s ownership stake. Ms. Varon serves on the Board of Directors for Hamilton Lane Inc. and LAM Research Corporation.

Selected Key Qualifications and Experience:
Large Company Experience as Executive or Board Member Ms. Varon has significant business experience, including leadership roles as an executive.
Capital Allocation/Deployment Experience Ms. Varon has a substantial record of financial experience and proper maintenance of a large corporation, including as a Chief Financial Officer.

Business Development Experience
Ms. Varon has an extensive history working with large transactions and business transformation in a public company, and has a deep understanding of business deals and growth.

20 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Janet S. Vergis

Director since 2019
Independent
Age: 59
Board Committees:
• Science and Technology Committee (Chair)
• Human Resources Committee
Other Public Company Boards:
• Church & Dwight Co., Inc.
• Teva Pharmaceuticals Industries Ltd.

Ms. Vergis has over 35 years of experience in the healthcare industry and recently served as an executive advisor to private equity firms from 2013 to 2019. Prior to her advisory role she was the Chief Executive Officer of OraPharma,lnc., a privately held, specialty pharmaceutical company focusing on oral health. In that role she led the turnaround of the business and its subsequent successful sale. Preceding her role at OraPharma, Ms. Vergis managed a multi-billion portfolio at Johnson & Johnson as President of Janssen Pharmaceuticals, McNeil Pediatrics, and Ortho-McNeil Neurologics. Ms. Vergis contributed to several Johnson & Johnson companies during her career, serving as a member of company management boards for over 10 years and holding positions of increasing responsibility in research and development, new product development, sales, and marketing. Ms. Vergis serves on the Board of Directors for Church and Dwight Co., Inc., Teva Pharmaceutical Industries Ltd., and SGS SA. She previously served on the Board of Directors of Amneal Pharmaceuticals, Inc. She is also Chair of The Biotechnology Advisory Board and Vice-Chair of the Corporate and Foundation Relations Advisory Board at Penn State. Ms. Vergis earned a B.S. degree in Biology and an M.S. degree in Physiology from The Pennsylvania State University.

Selected Key Qualifications and Experience:
Large Company Experience as Executive or Board Member Ms. Vergis has significant business experience, including leadership roles as an executive.
Medical Device or Industry Experience Ms. Vergis has worked for over three decades in the global healthcare field, including in various key advisory and executive positions.

Capital Allocation/Deployment Experience
Ms. Vergis has a substantial record of financial experience and proper maintenance of a large corporation, including an extensive history working with large transactions and business transformations.

DENTSPLY SIRONA INC. – Proxy Statement 21

PROXY ITEM NO. 1: ELECTION OF DIRECTORS
Dorothea Wenzel
Director since 2022 Independent Age: 55 Board Committees: • Audit and Finance Committee Other Public Company Boards: • H. Lundbeck A/S
Dr. Dorothea Wenzel served for Merck KGaA, Darmstadt, Germany, from June 2004 to August 2021, most recently since 2019 as Executive Vice President and Head of the Surface Solutions Business Unit. At Merck, KGaA, Darmstadt, Germany, she further held various Senior Management Positions in the Health Care Division of the DAX-listed company. Prior to joining Merck, Dr. Wenzel held a number of finance and business positions in the health care industry at AXA Krankenversicherung AG and Medvantis Holding AG and worked for several years as consultant and engagement manager at McKinsey & Co. Dr. Wenzel was also a Member of the Staff of the Committee for the Sustainability of the Financing of the Social Security Systems of the Federal Ministry of Health (Germany). She holds a doctorate in Health Economics and a diploma in business & computer sciences from the Technical University of Darmstadt. Dr. Dorothea Wenzel is an independent director on the board of H. Lundbeck A/S and an independent director on the board of Servier SAS.

Selected Key Qualifications and Experience:
Large Company Experience as Executive or Board Member Dr. Wenzel has significant business experience, including leadership roles as an executive.
Medical Device or Industry Experience Dr. Wenzel has worked for over three decades in the global healthcare field, including in various key advisory and executive positions.
Capital Allocation/Deployment Experience Dr. Wenzel has a deep understanding of growth and management of Company assets, and has a strong record of corporate success and development.
22 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 1: ELECTION OF DIRECTORS

Recommendation of the Board The Board unanimously recommends a vote FOR the election of each director nominee listed above
DENTSPLY SIRONA INC. – Proxy Statement 23

CORPORATE GOVERNANCE
Corporate Governance Highlights
We are committed to high standards of corporate governance as an essential element of delivering long-term stockholder value. We have implemented many governance best practices, including the following:
Board Structure and Independence
• All Directors are independent except for the President and Chief Executive Officer
• Independent Non-Executive Chair
• Diverse and highly skilled Board that provides a range of viewpoints
• Consideration of optimal Board leadership structure for the Company
• Periodically rotating the chairs of the Board committees and Chairmanship of the Board
• Executive sessions held by the Chair at each regular Board and Committee meeting without management present
• Perform regular Board, Committee and Board member evaluations

Stockholder Rights
• 3%, 3-year proxy access bylaw
• Annual election of all Directors
• Majority voting for all Directors in uncontested elections, coupled with irrevocable conditional resignations of directors memorialized in the Company’s By-Laws
• No supermajority voting provisions
• No “poison pill” rights plan

Board Oversight
• Oversight of enterprise risk management
• Monitors the Company’s workplace culture and values
• Reviews key talent and succession on an at least annual basis
• Oversight of the Company’s sustainability strategy

Board Education
• New Directors participate in an orientation consisting of introductory meetings with business and functional leaders and senior management
• Directors are encouraged to enroll in director continuing education programs at the Company’s expense
• Directors periodically participate in site visits to facilities
• Directors participate in educational sessions concerning various critical issues and topics such as Board assessment and governance best practices, environmental, social and governance (“ESG”), machine learning/artificial intelligence, digital transformation, cybersecurity and strategy
• Board Education Policy encourages continuing education for Directors

Corporate Governance Practices
• No hedging or pledging transactions in our securities
• Policy on public company board service
• Regular Board and Committee refreshment
• Code of Conduct for Directors with an annual certification requirement
• Mandatory retirement age of 75 for all Directors
• Annual Board and Committee performance assessments, including a third-party Board, Committee and Board member assessment provided by a leading third-party advisor in 2023
• Dodd Frank Act Restatement Clawback Policy requiring recoupment of compensation in the event of an accounting restatement
• Compensation Recoupment Policy allowing further discretionary recoupment of compensation
• Stock ownership guidelines for Executives and Directors
• Pay-for-performance compensation policies

The Board of Directors and its Committees
Our Board is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters that require its approval, our Board provides advice and counsel to, and ultimately monitors the performance of, our senior executives. The following table provides information about the anticipated composition of the Board committees following the Annual Meeting.
24 DENTSPLY SIRONA INC. – Proxy Statement

CORPORATE GOVERNANCE

Our Board currently has four standing committees, the Audit and Finance Committee, the Corporate Governance and Nominating Committee, the Human Resources Committee, and the Science and Technology Committee. Each committee has a written charter reviewed at least annually to reflect the activities of each of the respective committees, changes in applicable law or other relevant considerations, with any changes approved by the full Board. Each of these committees is composed entirely of directors deemed to be, in the judgment of our Board, independent in accordance with the listing standards of The Nasdaq Global Select Market. Our Board met for five regular meetings and four special meetings in 2023. Each incumbent director attended at least 75% of the total number of meetings of the Board and the Board committees of which he or she was a member in 2023. While we do not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, we encourage all directors to attend the virtual meeting, and all of our directors in office attended the last Annual Meeting of Stockholders.
The following table lists the members, primary functions, and number of meetings held with respect to each committee. Mr. Gladden joined the Board on January 1, 2024.
Members	Primary Functions	Regular Meetings in 2023	Special Meetings in 2023
Audit and Finance Committee Leslie F. Varon (Chair)(1) Brian T. Gladden(1)(2) Clyde R. Hosein(1) Dorothea Wenzel(1)
•  Selecting, reviewing, and retaining the independent registered public accounting firm and setting that firm’s compensation
•  Pre-approving all auditing and permitted non-audit services by the independent registered public accounting firm
•  Managing and overseeing the Company’s financial reporting, including annual and quarterly financial statements and earnings releases, significant financial reporting issues and judgments, and any major issues regarding the adequacy of internal controls, and discussing such matters with the Company’s management, internal audit and independent accountants
•  Monitoring, overseeing and assessing risk to the Company, its stockholders, and its stakeholders with respect to cyber-attacks and data privacy matters
•  Assessing and discussing with management the Company’s major enterprise risk exposures and the steps that have been taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies, systems and processes
		7	1
DENTSPLY SIRONA INC. – Proxy Statement 25

CORPORATE GOVERNANCE
Members	Primary Functions	Regular Meetings in 2023	Special Meetings in 2023
Human Resources Committee Willie A. Deese (Chair) Betsy D. Holden Gregory T. Lucier(3) Jonathan J. Mazelsky(4) Janet S. Vergis(5)
•  Evaluating and administering compensation levels for all senior executives of the Company
•  Reviewing and evaluating employee compensation generally and employee benefit plans
•  Overseeing and evaluating the risks associated with the Company’s compensation philosophy and programs
•  Reviewing the Company’s talent management and succession to help the Company hire, motivate, and retain the best employees
•  Overseeing, in coordination with the Corporate Governance and Nominating Committee, ESG matters with respect to human capital management and executive compensation, including by overseeing the development of metrics relating to ESG performance
		4	0
Corporate Governance and Nominating Committee Betsy D. Holden (Chair) Eric K. Brandt(6) Gregory T. Lucier(3) Harry M. Jansen Kraemer Jr.(7)	• Identifying and recommending individuals as nominees to serve on the Board • Reviewing and recommending Board policies and governance practices and appraising the performance of the Board and its individual members • Managing risks associated with the independence of the Board, potential conflicts of interest and overall corporate governance • Overseeing and coordinating the Company’s management of ESG matters, including identifying ESG trends and issues and overseeing the development of metrics related to ESG performance	4	1
Science and Technology Committee Janet S. Vergis (Chair) John P. Groetelaars(8) Clyde R. Hosein Jonathan J. Mazelsky(4)	• Assisting the Board in its oversight of the Company’s scientific and technological direction • Providing advice and feedback to the Board and senior management on scientific and technological matters affecting the Company • Periodically reviewing and examining the Company’s research and development activities, investments, portfolio and technological initiatives • Supported by an independent Dental and Scientific Advisory Board which is composed of leading experts	4	0
(1)	Each of Ms. Varon, Mr. Gladden, Mr. Hosein and Dr. Wenzel has been determined by the Board, in its judgment, to be an audit committee financial expert, as defined under applicable SEC rules.
(2)	Mr. Gladden joined the Board on January 1, 2024, at which time he was appointed to the Audit and Finance Committee.
(3)	Mr. Lucier became a member of the Corporate Governance and Nominating Committee and stepped down from the Human Resource Committee on January 1, 2024.
(4)	Mr. Mazelsky was elected as a Director on May 24, 2023 at the 2023 Annual Meeting, at which time he was appointed to both the Human Resources Committee and the Science and Technology Committee.
(5)	Ms. Vergis became a member of the Human Resources Committee effective January 1, 2024.
(6)	Mr. Brandt will serve on the Corporate Governance and Nominating Committee until his retirement as of the date of the 2024 Annual Meeting of Stockholders.
(7)	Mr. Kraemer served on the Corporate Governance and Nominating Committee until his retirement, effective December 31, 2023.
(8)	Mr. Groetelaars served on the Science and Technology Committee until the 2023 Annual Meeting of Stockholders on May 24, 2023 at which time he did not stand for re-election to the Board.
26 DENTSPLY SIRONA INC. – Proxy Statement

CORPORATE GOVERNANCE
Leadership Structure of the Board of Directors
Non-Executive Chairman of the Board
The roles of non-executive Chairman of the Board and Chief Executive Officer are currently held by separate individuals. We believe that having a non-executive Chairman is in the best interests of the Company and our stockholders at this time. The separation of the roles of Chairman and Chief Executive Officer allows Mr. Campion to focus on managing the Company’s business and operations, and allows Mr. Lucier to focus on Board matters. Further, we believe that the separation of these roles ensures the independence of the Board in its oversight role of evaluating and assessing the Chief Executive Officer and management generally.
We believe that our governance structure provides effective oversight of the Board because:
•	we have an appropriate balance between the two roles of Chairman and Chief Executive Officer;
•	the Board has established and follows robust Corporate Governance Guidelines/Policies, as discussed below;
•	each member of the Board, other than Mr. Campion, is independent pursuant to the listing standards of The Nasdaq Global Select Market; and
•	all Board committees are comprised solely of independent directors.
Independent Lead Director
Our Chairman is an independent director and, therefore, the Board has not designated a Lead Independent Director. However, our Corporate Governance Guidelines/Policies provide that if we were to appoint a Lead Independent Director in the future, such individual shall, among others roles: (1) call for and preside at executive sessions of the independent directors; (2) serve as a liaison between the Chairman and the independent directors; (3) collaborate with the Chairman to prepare the agenda for Board meetings and approve such agendas and meeting schedules to assure that there is sufficient time for discussion of all agenda items, and approve information sent to the Board; (4) be available for consultation with other directors, and apprise the Chairman and the Chief Executive Officer, as appropriate, of activities of the Board in executive sessions of the independent directors; (5) if requested by major shareholders, ensure that he or she is available for consultation and direct communication; (6) lead succession planning with respect to the Chief Executive Officer; and (7) lead the evaluation and performance of the Chief Executive Officer.
Governance Practices and Policies
The Company is committed to the values of effective corporate governance and high ethical standards. These values are conducive to long-term performance and the Board re-evaluates the Company’s policies on an ongoing basis to ensure they sufficiently meet the Company’s needs. We believe our key corporate governance and ethics policies enable us to manage our business in accordance with the highest standards of business practice and in the best interests of our stockholders.
Corporate Governance Guidelines/Policies and Committee Charters
We have adopted Corporate Governance Guidelines/Policies to outline our corporate governance structure and address significant corporate governance issues. The Corporate Governance and Nominating Committee reviews our Corporate Governance Guidelines/Policies at least annually. Copies of these Guidelines/Policies as well as the Charter for each standing committee of our Board can be found at the “Company — Investors — Governance — Documents & Charters” section of our website at www.dentsplysirona.com.
Code of Ethics
We have adopted a Code of Ethics and Business Conduct that applies to all of our Directors, executive officers, and employees. A copy of the Code of Ethics and Business Conduct is available at the “Company — Investors — Governance — Documents & Charters” section of our website at www.dentsplysirona.com.
DENTSPLY SIRONA INC. – Proxy Statement 27

CORPORATE GOVERNANCE
Board Assessment Process
The Board recognizes the importance of regularly assessing its effectiveness and continuously improving. On an annual basis, the Board conducts a robust, formal performance assessment. In 2023, a full board and committee level assessment was facilitated by the Board Effectiveness Practice of Russell Reynolds Associates in conjunction with Wachtell, Lipton, Rosen & Katz. The Chair of our Corporate Governance and Nominating Committee, in coordination with our Chairman, oversees the assessment process. Directors were asked to provide feedback on the performance of the Board and the Committees and the overall board performance and effectiveness. The Chair leads a process based around individual Director feedback. The Board then uses the results of the annual assessment to make enhancements and continue to improve Board effectiveness. In addition to the formal process, our Chairman has regular one-on-one discussions with the other members of the Board and conveys feedback from the Board to our Chief Executive Officer.
Risk Oversight
The Board oversees the management of risks inherent in the operation of our businesses and the implementation of our strategic plan. In this regard, the Board seeks to understand and oversee the most critical risks relating to the Company’s business, allocate responsibilities for the oversight of risks among the full Board and its committees, and see that management has in place effective systems and processes for managing risks facing the Company. Risks falling within this area include, but are not limited to, general business and industry risks, operating risks, business continuity risks, ESG risks, cybersecurity risks, financial risks including infrastructure, talent management and human capital and workforce related risks and compliance and regulatory risks. Overseeing risk is an ongoing process and is inherently tied to our operations and overall strategy. Accordingly, the Board considers risk throughout the year and with respect to specific proposed actions. While the Board oversees risk, our management is charged with identifying and managing risk. The Company has robust internal processes to identify and manage risks and to communicate information about risk to the Board. Risk management is not allocated to a single risk management officer within the Company, but rather is administered by management in an approach that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being managed and monitored appropriately. This process includes:
•	identifying the material risks that the Company may face;
•	establishing and assessing processes for managing those risks;
•	determining the Company’s risk appetite and mitigation strategies and responsibilities; and
•	making regular reports to the Board on management’s assessment of exposure to risk and steps management has taken to monitor and manage such exposure.
The Board implements its risk oversight function both as a whole and through delegation to the Board committees. Specifically, the Audit and Finance Committee, pursuant to its charter, regularly assesses and discusses with management the Company’s major enterprise risk exposures and the steps that have been taken to monitor and control such exposures. The Audit and Finance Committee and the other committees meet regularly and report back to the full Board. The Corporate Governance and Nominating Committee is responsible for overseeing management of risks related to our environmental and governance practices, and it coordinates with the Human Resources Committee on overseeing management of risks related to our social practices. The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. At least annually, the Board reviews our Chief Executive Officer succession planning. In performing these functions, each committee has full access to management, as well as the ability to engage advisors. See “The Board of Directors and its Committees” above for more information regarding the roles and responsibilities of the Board committees.
The Board and the Audit and Finance Committee, pursuant to its Charter, oversee the Company’s management of cybersecurity risk. The Audit and Finance Committee regularly briefs the full Board on these matters, and the full Board and the Audit and Finance Committee receive regular updates multiple times throughout the year and ad-hoc briefings on the Company’s cybersecurity program, including information about cybersecurity risk management governance and the status of projects to strengthen cybersecurity controls. Additionally, in October 2023, the Company appointed Ricardo F. Johnson to assume the newly created role of Chief Information Security Officer (“CISO”), which is responsible for enhancing,
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maintaining, modernizing and evolving the Company’s global cyber framework. Mr. Johnson has more than 20 years of experience in building mission critical programs that support national security supply chains, and embedding hardware security, critical medical technologies, and cyber defenses for federal & banking systems.
With oversight from our Board of Directors, the Company has also formally adopted and annually updates a Security Incident Response Plan which coordinates the activities we take to prepare for, detect, respond to and recover from cybersecurity incidents. These include processes to triage, assess severity of, escalate, contain, investigate, and remediate the incident, as well as to comply with potentially applicable legal obligations and mitigate brand and reputational damage. Our incident response plan establishes a framework for measuring the severity of security incidents and provides for a post-market response program including protocols for coordination and communication between security response teams, designated leaders within the Company, internal and outside legal counsel, and the Audit and Finance Committee in responding to any such incidents.
Also, the Company’s leadership structure, discussed in “Leadership Structure of the Board of Directors” above, supports the risk oversight function of the Board. In addition, independent directors chair the Board committees involved with risk oversight and there is open communication between senior management and directors.
Beyond: Taking Action for a Brighter World
The Board has oversight of the Company’s sustainability strategy through the Corporate Governance and Nominating Committee, which oversees the management of risks related to our environmental, social, and governance (“ESG”) practices, including identifying relevant ESG trends and issues, and overseeing the development of metrics related to ESG performance. The Human Resources Committee is responsible for the management of risks related to our social practices, and the Audit and Finance Committee of the Board oversees and assesses risks related to cybersecurity and data privacy matters. Finally, the Science and Technology Committee is responsible for reviewing the Company’s R&D activities, initiatives, and investments. All these Committees report to the Board, and their responsibilities are firmly in line with the Company’s sustainability strategy.
Our Company’s mission is to transform oral health and continence care with innovative products, solutions and services through an engaged workforce. Our sustainability strategy is fundamental to this mission.
We call that journey BEYOND: Taking Action for a Brighter World, and it is the bedrock that informs our sustainability actions. It delineates the Company’s role as a responsible steward towards our society and planet, as well as our approach to integrating sustainable practices and lifecycle thinking across our operations.
We have built our sustainability strategy around three pillars of action — Healthy Planet, Healthy Smiles and Healthy Business — and these reflect how we engage with our employees, customers, partners, investors and communities.
Healthy Planet
We have always taken our role as an environmental steward seriously because a healthy planet is fundamental to our future. As a large scale company manufacturing dental and continence care products and technologies, we continuously seek to identify solutions to minimize the environmental impact of our operations and conserve resources.
We remain committed to creating sustainable working environments by ensuring our facilities and offices are energy efficient and implementing robust recycling and waste management practices. We have initiated audits at sites that account for more than 90% of our total energy consumption and have already implemented several energy reduction improvement opportunities.
We encourage our employees to consider their personal environmental footprint and have implemented a Bike to Work scheme in Hanau, Germany and a car sharing program in Ballaigues, Switzerland. We have also installed Green Walls in the office in Ballaigues to improve air quality and installed beehives on the roof of our Munich office to support the local ecosystem and biodiversity. Additionally, in 2021 we advanced our industry leading partnership with the FDI World Dental Federation’s Sustainability in Dentistry initiative, which was created to define and promote sustainable practices within dentistry and mitigate the industry’s impact on climate change. We have published the Consensus Statement on
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Environmentally Sustainable Oral Healthcare outlining the global environmental impacts of dentistry and ways of reducing these accessible to all industry players. We are also working to develop a suite of resources that will help the dental supply chain, practitioners and patients be more environmentally conscious and sustainable.
Healthy Smiles
People are central to our business, be it our employees, customers, or the communities where we live and work. Every day we seek to enhance people’s lives through the delivery of improved and accessible oral health care.
Within our Healthy Smiles strategic pillar, we demonstrate our commitment to our people, our customers, the patients they serve, and the communities in which we operate.
We understand this starts with looking after our employees and we strive to bring out the best in them by creating an inclusive and respectful workplace alongside a culture that fosters learning and growth. We work tirelessly to improve oral health care globally and support our customers to bring the best possible treatment and care to communities through innovative products, high-quality Clinical Education programs, and impactful partnerships. We are proud of this work, while recognizing the ever-growing need to do more.
In 2023, we continued our five-year partnership with Smile Train to advance the future of cleft care and improve oral health globally. In April, Dentsply Sirona’s leadership team took time to pack 300 oral health kits consisting of a sustainable toothbrush, toothpaste, timers, and floss. The partnership between Dentsply Sirona and Smile Train has already helped over 1,000 children to gain access to high quality, comprehensive cleft treatment. The kits also contained a flyer that educates cleft patients and their families on oral care best practices. Leaders also wrote “Get well” cards to patients undergoing cleft treatment at Smile Train partner treatment centers in Colombia and Brazil.
Additionally, in anticipation of the Cleft and Craniofacial Awareness and Prevention Month in July, Dentsply Sirona’s leadership team took action together to create healthy smiles and increase access to dental education by preparing dental kits to deliver to patients and their families at Smile Train facilities in Colombia and Brazil. Dentsply Sirona also helped Smile Train to set a world record for the largest online photo album of smiling mouths. In total, 21,274 people from across the globe uploaded a smile. The Company pledged a $20,000 USD donation if the online photo album campaign proved successful and later increased its contribution to Smile Train to $120,000 USD.
Healthy Business
We are committed to running an ethical and transparent business, and work hard to foster trusted relationships with our employees, customers, partners, and shareholders.
We strive for the highest standards of excellence throughout our operations and we are increasing transparency around our ESG reporting. To achieve this, we engage with our stakeholders to understand the most material sustainability issues facing the business so we can take positive, long-lasting action to create a brighter world. This is evidenced by the integration of ESG and sustainability issues into our annual enterprise risk assessment to identify, prioritize, and respond to the main risks facing the business as well as our first materiality assessment. We use the insights from our stakeholders to align our business practices with their priorities and take action to ensure we deliver on our mission of improving the quality and accessibility of oral health care worldwide.
Our people sit at the heart of our business, so a healthy business, to us, means integrating sustainable, inclusive, and equitable practices across all aspects of our business to create a supportive working environment.
For more information, refer to our Sustainability Report, which is available on our website. Our Sustainability Report and website are not part of or incorporated by reference into this Proxy Statement.
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Selection of Nominees for the Board of Directors
Corporate Governance and Nominating Committee Recommendation Process
The Corporate Governance and Nominating Committee is responsible for evaluating potential candidates to serve on our Board and for recommending nominees to be presented for election or reelection to the Board at our annual meeting of stockholders. In evaluating potential director candidates, including incumbent directors, the Corporate Governance and Nominating Committee considers the skills and characteristics possessed by each candidate in the context of the perceived needs of the Board in an effort to ensure there is a blend of skills and experience that will enhance the effectiveness of the Board. The Corporate Governance and Nominating Committee actively considers for selection as directors those persons:
•	who possess a diversity of experience, gender, race, ethnicity and/or global perspective;
•	who possess strong personal and professional ethics, and high standards of integrity and values;
•	who have the proven ability and experience to bring informed, thoughtful and well-considered opinions to corporate management and the Board;
•	who have the competence, maturity and integrity to monitor and evaluate the Company’s management, performance and policies, including as it relates to enterprise risk management;
•	who have the willingness, commitment and ability to devote the necessary time and effort required for service on the Board;
•
who have the capacity to provide additional strength and diversity of view and new perceptions to the Board and its activities, including, among other items, through experience in marketing and sales, human resources and talent management, information technology, cybersecurity and quality and regulatory fields, medical or dental devices, e-commerce or digital technologies, research and development, business development, or through international business experience;

•	who have the necessary measure of communication skills and self-confidence to ensure ease of participation in Board discussion;
•
who hold or have held a senior executive position with a significant business enterprise, including large public companies, or a position of senior leadership in an educational, medical, or other non-profit institution or foundation of significance or otherwise have significant financial and/or business experience with complex or global entities;

•	who have professional or academic experience relevant to the Company’s industry, particularly as it relates to medical devices, dental devices, and/or general manufacturing;
•	who have experience in public company governance, including as a board member of another large publicly held company; and
•
who maintain the strong level of financial literacy needed to understand the Company’s financial reports, internal controls and complex transactions, including any experience in capital allocation and deployment, or who specifically qualify as financial experts under the Sarbanes-Oxley Act.

Our Corporate Governance Guidelines/Policies provide that the Corporate Governance and Nominating Committee will recommend candidates for our Board who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of stockholders. The Board believes that having directors of diverse race, ethnicity, experience, global perspectives and gender, along with varied skills and experiences, contributes to a balanced and effective Board. The Corporate Governance and Nominating Committee, in performing its responsibilities to review director candidates and recommend candidates to the Board for election, ensures that candidates with a diversity of race, ethnicity and gender, experience, as well as global perspectives, are included in each pool of candidates from which Board nominees are chosen and actively considers for selection as directors persons who meet such criteria.
In identifying potential candidates for the Board, the Corporate Governance and Nominating Committee relies on recommendations from a number of possible sources, including current directors and officers. The Corporate Governance and Nominating Committee may also retain outside consultants or search firms to help identify potential candidates for membership on the Board.
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The Corporate Governance and Nominating Committee will also consider candidates recommended by stockholders on the same basis as other candidates. Stockholder recommendations for director candidates should be submitted in writing to the Corporate Secretary at DENTSPLY SIRONA Inc., 13320 Ballantyne Corporate Place, Charlotte, NC 28277, along with the name of the candidate and all biographical and other information about the candidate that would be required to be included in a Proxy Statement under the rules of the SEC, a description of the relationship between the candidate and the recommending stockholder, the proposed candidate’s consent to serve as a director if elected and proof of the number of shares of the Company’s common stock owned by the recommending stockholder and the length of time such stockholder has owned those shares. The Corporate Governance and Nominating Committee may request additional information and will then evaluate the proposed candidate based on the criteria described above. These procedures relate only to stockholder recommendations for director candidates to be considered by the Corporate Governance and Nominating Committee. Any stockholder who wishes to formally nominate a candidate must follow the procedures set forth in our By-Laws. See “Other Matters—Nominating Candidates for Election to the Board or Proposing Other Business to be Brought before the Annual Meeting.”
Pursuant to the proxy access provisions of our By-Laws, a holder (or a group of not more than 20 holders) of at least 3% of our outstanding common stock continuously for at least three years is entitled to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of our Board of Directors, provided that the nominating holder(s) and the nominee(s) satisfy the requirements specified in our By-Laws, including by providing us with advance notice of the nomination. For more detailed information on how to submit a nominee for inclusion in our proxy materials pursuant to the proxy access provisions, see “Other Matters—Nominating Candidates for Election to the Board or Proposing Other Business to be Brought before the Annual Meeting.” Any stockholder who wishes to formally nominate a candidate without seeking access to our proxy materials must follow the procedures set forth in our By-Laws. See “Other Matters—Nominating Candidates for Election to the Board or Proposing Other Business to be Brought before the Annual Meeting.”
Directors’ Compensation
Our Human Resources Committee reviews non-employee director compensation annually, and recommends changes to the Board for approval as it deems appropriate. In recommending non-employee director compensation, the Human Resources Committee may request the input of Company management or an independent compensation consultant of its choosing, and may consider relevant factors, including director compensation of the Company’s peer group companies. The following changes were recommended by the Human Resources Committee and approved by the full Board of Directors to the Non-Employee Director Compensation Policy in 2023:
•	early retirement eligibility was amended to either the attainment of age 70 or the date on which the Director has 5 years of continuous service on the Board; and
•	voluntary resignation following a Director’s early retirement eligibility results in the continued vesting of such Director’s annual equity compensation award.
The foregoing description of the changes above are qualified in their entirety by reference to the text of the Non-Employee Director Compensation Policy.
2023 Director Compensation
Directors who held such positions at the beginning of 2023 and who are not employees of our Company were entitled to receive:
Cash Compensation
•	An annual cash retainer of $100,000 for all directors, paid quarterly in advance.
•
An annual cash retainer of $75,000 for the Non-Executive Chairman, if any, $30,000 for the Lead Director, if any, $25,000 for the Audit and Finance Committee Chair, $20,000 for the Human Resources Committee Chair, $15,000 for the Corporate Governance and Nominating Committee Chair, and $15,000 for the Science and Technology Committee Chair, each paid quarterly in advance.

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Equity Compensation
•
An annual grant of restricted stock units (“RSUs”) for all non-employee directors, the number of which is determined by dividing $200,000 by the closing price of the Company’s common stock on the date of grant. The RSUs vest on the earliest of: (1) the date of the next year’s Annual Meeting of Stockholders, (2) the date that is one year from the date of the grant, and (3) the date that a director attains the age of mandatory retirement pursuant to the Company’s Corporate Governance Guidelines/Policies, and are payable to non-employee directors in shares of common stock upon vesting unless the director elects to defer settlement of the RSUs to a future date. Non-employee directors are entitled to receive dividend equivalents on the RSUs in the event the Company pays a regular cash dividend on its common stock.

•
An annual grant of RSUs for the Non-Executive Chairman, the number of which is determined by dividing $100,000 by the closing price of the Company’s common stock on the date of grant. The RSUs vest on the earliest of: (1) the date of the next year’s Annual Meeting of Stockholders, (2) the date that is one year from the date of the grant, and (3) the date that the Non-Executive Chairman attains the age of mandatory retirement pursuant to the Company’s Corporate Governance Guidelines/Policies, and are payable to the Non-Executive Chairman in shares of common stock upon vesting unless the Non-Executive Chairman elects to defer settlement of the RSUs to a future date. The Non-Executive Chairman is entitled to receive dividend equivalents on the RSUs in the event the Company pays a regular cash dividend on its common stock.

The following table provides information regarding the compensation of our non-employee directors for 2023.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Eric K. Brandt(3)	156,250	300,000	456,250
Willie A. Deese(4)	120,000	200,000	320,000
Brian T. Gladden(5)	25,000	0	25,000
John P. Groetelaars(6)	25,000	0	25,000
Betsy D. Holden(7)	115,000	200,000	315,000
Clyde R. Hosein(8)	100,000	200,000	300,000
Harry M. Jansen Kraemer Jr.(9)	100,000	200,000	300,000
Gregory T. Lucier(10)	118,750	200,000	318,750
Jonathan Jay Mazelsky(11)	60,440	200,000	260,440
Leslie F. Varon(12)	125,000	200,000	325,000
Janet S. Vergis(13)	115,000	200,000	315,000
Dorothea Wenzel(14)	110,000	200,000	310,556
(1)	This column reports the amount of cash compensation earned for 2023 service on our Board and its committees.
(2)
Represents the aggregate grant date fair value for RSUs, as computed in accordance with FASB ASC Topic 718. Messrs. Brandt, Deese, Hosein, Kraemer, Lucier and Mazelsky and Ms. Holden, Ms. Varon, Ms. Vergis and Dr. Wenzel each received an award of 5,419 restricted stock units on May 25, 2023 which vest in full (unless deferred) on the earliest of (1) the date of the next year’s Annual Meeting of Stockholders, (2) the date that is one year from the date of the grant, and (3) the date that a director attains the age of mandatory retirement pursuant to the Company’s Corporate Governance Guidelines/Policies. Grant date fair value was $36.91 (each grant had a notional award value of $200,000 rounded down to the nearest whole share). Mr. Brandt received an additional award of 2,709 restricted stock units on May 25, 2023 for serving as Non-Executive Chairman of the Board.

(3)
Mr. Brandt served as Non-Executive Chairman of the Board from September 28, 2017 through December 31, 2023. At year end, Mr. Brandt held 38,000 vested stock options, 0 unvested stock options, 8,190 unvested restricted stock units and 6,800 deferred restricted stock units.

(4)	At year end, Mr. Deese held 34,800 vested stock options, 0 unvested stock options and 5,460 unvested restricted stock units.
(5)	Mr. Gladden was appointed to the Board effective January 1, 2024. At year end, Mr. Gladden held 0 vested stock options, 0 unvested stock options and 0 unvested restricted stock units.
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(6)
Mr. Groetelaars served on the Board of Directors until the 2023 Annual Meeting of Stockholders at which time he did not stand for re-election. As of the date of the 2023 Annual Meeting of Stockholders, Mr. Groetelaars held 0 vested stock options, 0 unvested stock options and 4,756 unvested restricted stock units.

(7)	At year end, Ms. Holden held 10,300 vested stock options, 0 unvested stock options, 5,460 unvested restricted stock units and 21,353 deferred restricted stock units.
(8)	At year end, Mr. Hosein held 0 vested stock options, 0 unvested stock options and 5,460 unvested restricted stock units.
(9)
Mr. Kraemer served on the Board of Directors until his retirement, effective December 31, 2023. At year end, Mr. Kraemer held 21,600 vested stock options, 0 unvested stock options, 5,460 unvested restricted stock units, and 6,253 deferred restricted stock units.

(10)
Mr. Lucier was appointed Non-Executive Chairman of the Dentsply Sirona Board of Directors and as a member of the Corporate Governance and Nominating Committee effective January 1, 2024. At year end, Mr. Lucier held 0 vested stock options, 0 unvested stock options and 5,460 unvested restricted stock units.

(11)	At year end, Mr. Mazelsky held 0 vested stock options, 0 unvested stock options and 5,460 unvested restricted stock units.
(12)	At year end, Ms. Varon held 10,300 vested stock options, 0 unvested stock options, 5,460 unvested restricted stock units and 2,429 deferred restricted stock units.
(13)	At year end, Ms. Vergis held 0 vested stock options, 0 unvested stock options and 5,460 unvested restricted stock units.
(14)	At year end, Dr. Wenzel held 0 vested stock options, 0 unvested stock options and 5,460 unvested restricted stock units.
Stock Ownership Guidelines for Directors
It is the policy of the Board that all Directors hold an equity interest in the Company. Toward this end, the Board expects that all Directors own, or acquire within five years of first becoming a Director, shares of common stock of the Company (including share units held under the Company’s Board of Directors Deferred Compensation Plan, or any successor plan, and restricted stock units, but not including stock options) having a market value of at least five times the annual retainer paid to Board members. The Board recognizes that exceptions to this policy may be necessary or appropriate in individual cases and may approve such exceptions from time to time as it deems appropriate.
All Directors were in compliance with the stock ownership guidelines or were within the five year grace period as of the end of 2023.
Communicating with the Board of Directors
Stockholders who wish to communicate with the Board as a group, the non-management directors as a group, or any individual director, including the Chairman, may do so by writing to the Corporate Secretary at DENTSPLY SIRONA Inc., 13320 Ballantyne Corporate Place, Charlotte, NC 28277. All mail received will be opened and screened for security purposes and mail determined to be appropriate and within the purview of the Board will be forwarded to the respective Board member to which the communication is addressed. Mail addressed to “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Corporate Governance and Nominating Committee. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board.
Compensation Committee Interlocks and Insider Participation
During the last completed fiscal year, Willie A. Deese, Betsy D. Holden, Gregory T. Lucier, and Jonathan J. Mazelsky each served as members of the Human Resources Committee. None of the current or 2023 members of the Human Resources Committee has ever been an officer or employee of the Company or had a relationship during the last fiscal year requiring disclosure pursuant to Item 404 of Regulation S-K. None of our current or 2023 executive officers served as a member of the board or compensation committee of any entity that has one or more executive officers serving on our Board or Human Resources Committee.
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Certain Relationships and Related Party Transactions
No Related Person Transactions (as defined below) were noted for the year ended December 31, 2023.
Related Person Transaction Policy
The Company has a written policy and procedures with respect to the review and approval of Related Person Transactions. The Corporate Governance and Nominating Committee reviews the material facts of all Related Person Transactions that require the Corporate Governance and Nominating Committee’s approval and either approves or disapproves of the entry into the Related Person Transaction, subject to certain identified exceptions described below. In determining whether to approve or ratify a Related Person Transaction, the Corporate Governance and Nominating Committee takes into account, among other factors it deems appropriate, whether the Related Person Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the interest of the Related Person (as defined by Item 404 of SEC Regulation S-K) in the Related Person Transaction. The Chair of the Corporate Governance and Nominating Committee is delegated the authority by the Board to approve Related Person Transactions that, because of timing or scheduling, are not feasible to be approved by the full Corporate Governance and Nominating Committee.
The policy applies to any transaction, arrangement or relationship in which the Company (including any of its subsidiaries) will be a participant and in which any Related Person will have a direct or indirect material interest, and the amount involved exceeds $120,000 (a “Related Person Transaction”).
The Corporate Governance and Nominating Committee has pre-approved, under the policy, the following Related Person Transactions without regard to the amount involved:
1.
any Related Person Transaction involving the compensation, employment and/or benefits of an executive officer of the Company if the compensation arising from the Related Person Transaction is required to be reported in the Company’s Proxy Statement;

2.
any Related Person Transaction involving the compensation, employment and/or benefits of an executive officer of the Company that is not a “Named Executive Officer” (as that term is defined in Item 402(a)(3) of SEC Regulation S-K) if (a) the executive officer is not an immediate family member of another executive officer or director of the Company, (b) the compensation arising from the Related Person Transaction would have been reported under Item 402 as compensation earned for services to the Company if the executive officer was a Named Executive Officer, and (c) such compensation has been approved, or recommended to the Board for approval, by the Human Resources Committee of the Board;

3.
any Related Person Transaction involving the compensation, services and/or benefits of a director if the compensation arising from the Related Person Transaction is required to be reported in the Company’s Proxy Statement;

4.
any Related Person Transaction where the Related Person’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro-rata basis;

5.
any Related Person Transaction with a Related Person involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

6.	any Related Person Transaction with a Related Person involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and
7.
any Related Person Transaction in which the interest of the Related Person arises solely from such person’s position as a director of another firm, corporation or other entity that is a party to the Related Person Transaction.

Except to the extent pre-approved, as noted above, Related Person Transactions are subject to the following procedures:
The Related Person notifies the General Counsel of the Company of any proposed Related Person Transaction, including the Related Person’s relationship to the Company and interest in the proposed Related Person Transaction; the material terms of the proposed Related Person Transaction; the benefits to the Company of the proposed Related Person Transaction; and the availability from alternative sources of the products or services that are the subject of the proposed Related Person Transaction.
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The proposed Related Person Transaction is submitted to the Corporate Governance and Nominating Committee for consideration at the next Corporate Governance and Nominating Committee meeting or, if the General Counsel, after consultation with the Chief Executive Officer or the Chief Financial Officer, determines that the Company should not wait until the next Corporate Governance and Nominating Committee meeting, to the Chair of the Corporate Governance and Nominating Committee, acting pursuant to authority delegated by the Board. Any Related Person Transactions approved pursuant to delegated authority by the Chair of the Corporate Governance and Nominating Committee is reported to the Corporate Governance and Nominating Committee at the next Corporate Governance and Nominating Committee meeting.
To the extent the Company becomes aware of a Related Person Transaction that was not previously approved under this policy, it shall be promptly reviewed as described above and be ratified, amended or terminated, as determined appropriate by the Corporate Governance and Nominating Committee.
Executive Officers of the Company
In addition to Mr. Campion, our current executive officers include Glenn G. Coleman, Andreas G. Frank, Andrea L. Frohning, Robert (Tony) A. Johnson, Richard C. Rosenzweig and Richard M. Wagner. Information concerning our executive officers, other than Mr. Campion, whose information can be found under “Proxy Item No. 1: Election of Directors” above, follows.
Glenn G. Coleman, age 56. Mr. Coleman joined the company in September 2022 and he currently serves as the Company’s Executive Vice President and Chief Financial Officer. Mr. Coleman previously served as the Executive Vice President and Chief Operating Officer of Integra LifeSciences Holdings Corporation from June 2019 until September 2022. From May 2014 until June 2019, Mr. Coleman acted as Integra’s Corporate Vice President and Chief Financial Officer. Prior to joining Integra, Mr. Coleman spent 25 years in financial management positions with leading global businesses, including serving as vice president for finance and corporate controller at Curtiss-Wright Corporation. Mr. Coleman also worked at Alcatel Lucent in various finance executive leadership positions. Mr. Coleman began his career at PricewaterhouseCoopers LLP. Mr. Coleman received his B.S. degree from Montclair State University and has also been a CPA in New Jersey for more than 30 years.
Andreas G. Frank, age 47. Mr. Frank joined the Company in April 2022 and currently serves as Executive Vice President, Chief Business Officer. Prior to joining Dentsply Sirona, Mr. Frank served as President, Front Line Care at Baxter International Inc since December 2021. Prior to Baxter he held the same position at Hill-Rom Holdings Inc. (“Hill-Rom”). Prior roles at Hill-Rom included Chief Transformation Officer and Senior Vice President, Corporate Development and Strategy. Prior to joining Hill-Rom, Mr. Frank served as Director of Corporate Development and Vice President, Business Development, at Danaher Corporation. He previously worked in the Corporate Finance and Strategy practice at McKinsey & Company. Mr. Frank received his master’s degrees in business administration and economics from the Otto Beisheim School of Management in Germany and the University of Texas at Austin, Red McCombs School of Business, respectively, and an MBA from The University of Texas.
Andrea L. Frohning, age 53. Ms. Frohning joined the Company as Senior Vice President, Chief Human Resources Officer in July 2023. Prior to joining Dentsply Sirona, Ms. Frohning served as Chief Human Resources Officer of Premier Incorporated. Prior to Premier she was the Chief Human Resources Officer at Patterson Dental between 2018 and February 2023 and at Snyder’s-Lance between 2016 and 2018. Ms. Frohning also served as Vice President Human Resources at Crane Co. from 2013 to 2016. Previously, she held various leadership positions at Hubbell, General Electric and Pepsi Bottling Group. Ms. Frohning holds a Master’s Degree in Human Resources and Industrial Relations as well as a Bachelor of Science in Development and Family Studies from the University of Illinois.
Robert (Tony) A. Johnson, age 55. Mr. Johnson joined Dentsply Sirona in November 2022 and currently serves as Chief Supply Chain Officer. Prior to joining the Company, Mr. Johnson was President of Global Products and Supply Chain at Cardinal Health. Prior to that, he was Senior Vice President of Operations at Becton Dickinson / CR Bard where he was responsible for their Interventional Segment and spent 25 years with Baxter International where he held positions leading operations both in the United States and internationally. Mr. Johnson received his bachelor’s degree in industrial engineering from the University of Arkansas.
36 DENTSPLY SIRONA INC. – Proxy Statement

CORPORATE GOVERNANCE
Richard C. Rosenzweig, age 57. Mr. Rosenzweig joined Dentsply Sirona in February 2023 and currently serves as Executive Vice President, Corporate Development, General Counsel and Secretary. Prior to joining the Company, Mr. Rosenzweig served as Senior Vice President, General Counsel & Secretary at AngioDynamics, a MedTech company, where he led legal and compliance and served as Secretary to the Board. Previously, he held several roles during his more than ten years at C. R. Bard Inc., including serving as Vice President, Law & Assistant Secretary, and being a Member of the Corporate Management Committee. Other previous experiences include General Counsel roles at other public companies and a leading role at Johnson & Johnson. He is a member of the Director’s Leadership Council at Rutgers Biomedical and Health Sciences and has served as a member of the Rutgers Cancer Institute of New Jersey Director’s Leadership Counsel for over 15 years. Mr. Rosenzweig earned his law degree from Boston University School of Law and holds a Bachelor of Arts, Psychology, from Brandeis University.
Richard M. Wagner, age 56. Mr. Wagner has served as Chief Accounting Officer of the Company since August 2022. He previously served as the Vice President, Chief Accounting Officer and Corporate Controller at Hill-Rom overseeing the financial close process, reporting, control compliance processes and the shared services organization. He was heavily involved in integrating multiple acquisitions, leading operational improvements in the finance organization and partnering with operating leadership to implement global processes. Before joining Hill-Rom in 2018, he served as the Vice President and Controller, Lighting at CREE, Inc. he provided leadership for the lighting division and led the re-design of the financial analysis process and due diligence for large acquisitions. Prior to his tenure at CREE, he was the Vice President, Corporate Controller at Dentsply Sirona until 2017 where he was instrumental in the financial integration of the merger between Dentsply and Sirona. Mr. Wagner graduated with a B.S. in Accounting from Penn State University and is a CPA.
DENTSPLY SIRONA INC. – Proxy Statement 37

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Named Executive Officers
In this Compensation Discussion and Analysis, we provide an analysis and explanation of our 2023 executive compensation program for our named executive officers (“NEOs”). Our NEOs for 2023 include our current Chief Executive Officer and Chief Financial Officer serving at fiscal year-end and the three next most highly compensated executive officers serving as such at fiscal year-end. Our NEOs for 2023 are:

Simon D. Campion President and Chief Executive Officer since September 2022	Glenn G. Coleman Executive Vice President and Chief Financial Officer since September 2022	Richard C. Rosenzweig Executive Vice President, Corporate Development, General Counsel and Secretary since February 2023	Andreas G. Frank Executive Vice President, Chief Business Officer since April 2022	Robert (Tony) A. Johnson Senior Vice President, Chief Supply Chain Officer since November 2022
2023 Performance
The following table reflects the Company’s net sales, organic sales growth, adjusted EBITDA Margin percentage, earnings per share and adjusted earnings per share in fiscal year 2023 and 2022.
	2023	2022	Change (%)
Net Sales ($ in millions)	$3,965	$3,922	1.1%
Organic Sales Growth %(1)	2.2%	(0.5%)
Adjusted EBITDA Margin(1)	17.4%	19.5%
GAAP Loss Per Basic Common Share (EPS)	$(0.62)	$(4.41)	NM
Adjusted Earnings Per Diluted Common Share (EPS)(1)	$1.83	$2.09	(12.8)%
(1)
In this table, the Company is providing GAAP information for “Net Sales” and “Loss Per Basic Common Share” and non-GAAP information for the other measures, as it believes that this presentation of non-GAAP information, for purposes of this Compensation Discussion and Analysis section, provides a better measure of performance for comparison purposes. Please see Appendix C to this Proxy Statement for a reconciliation of non-GAAP information to GAAP information.

NM - Not meaningful
The following are a few of the highlights from the Company’s strategic investments and initiatives and new product launches in 2023:
•
Organizational Restructuring – Completed a significant portion of a restructuring plan that was approved by the Board of Directors on February 14, 2023. This plan seeks to restructure the Company’s business to improve operational performance and drive shareholder value creation through a new operating model with four operating segments, optimization of central functions and overall management infrastructure, and other efforts aimed at cost savings.

•
Updates in DS Core’s Communication Canvas, Ordering and Viewer functionalities – Key updates to DS Core now allow, among other things, annotations on 2D x-ray, 2D media, and 2D CBCT slices, both freehand drawing and text; supports GDPR/HIPAA compliant file sharing with patients, improved chat function for better accessibility from mobile devices and the capability to view even more data formats such as STL and PLY, making DS Core a powerful communication and collaboration tool for users of 3rd party IO-scanners.

38 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION
•
Expanded 3D Printing Materials – The Company enhanced the range of applications for its Primeprint Solution with additions to its resin portfolio. The new resins, Primeprint Splint ST and Primeprint Splint SF, were FDA and CE cleared. These solutions answer the needs of dental professionals to fabricate patient-specific nightguards and splints for a variety of treatments that fit precisely and provide a high level of biocompatibility and enables them to advance with confidence. Additionally, the Company launched the Lucitone Digital Print Denture System for digital denture manufacturing with the Company’s Primeprint solution. The resins offer the combination of high-impact denture resin and highly aesthetic, durable tooth resin. The highly automated and software-supported workflow requires fewer manual steps than traditional denture production techniques.

•
Midwest Energo – A complete new electric handpiece series. With a significantly increased lifetime and equipped with a variety of innovations, this new line is designed to make daily treatment even easier and more pleasant.

•
X-Smart Pro+ – The Company’s new high-performance endodontic motor features a patented sensor-less motor control for 360" speed and torque feedback, enabling quicker reaction that means it reaches the apex in reciprocating motion on average 21% faster than its competitors and 14% faster in continuous rotary motion.

•
SureSmile Simulator – Powered by DS Core, this new software application uses artificial intelligence to create a 3D visualization of how your smile could look after SureSmile Clear Aligner Treatment and empowers dental professionals to transform treatment conversations by showing patients the potential esthetic benefits and helping them make informed and timely decisions. Prior to treatment planning, the SureSmile Simulator assists dental professionals in evaluating each case. By measuring initial models and generating estimated treatment duration and complexity from the post-simulation results, clinicians can enter the planning phase with greater insight.

•
LoFric Origo Flexible – Wellspect’s latest addition to the LoFric Origo family of intermittent catheters for men. The new flexible tip’s shape and flexibility provides guidance through the male urethra, making self-catheterization easy to teach and learn.

•
SKU Optimization – The Company piloted its approach to SKU simplification and optimization, with an initial focus on the endodontics and restorative portfolios. This rigorous portfolio management process uses robust data analytics to plan migration paths and maximize recapture rates. This work will help simplify the Company’s network and yield several benefits including reduction in inventory obsolescence, lower sustaining engineering costs, improved working capital with lower inventory requirements, and a reduction in the facility footprint.

•
Investment in Enterprise Resource Planning (“ERP”) – The Company committed significant investments to move to a common ERP platform which is in the testing phase. Today, the Company has 14 different ERP systems and expects to consolidate into one common platform for quote to cash, distribution and logistics, and procure to pay.

Summary of 2023 Compensation Actions
The primary elements of our total direct compensation program for the NEOs and a summary of the actions taken by the Human Resources Committee during 2023 are set forth below.
COMPENSATION COMPONENTS
Component	Link to Business and Talent Strategies	2023 Compensation Actions
Base Annual Salary	Attract and retain quality management Provide executives with a predictable level of income in a competitive marketplace Recognize executive’s level of responsibility and experience in position
• Mr. Campion did not receive a base salary increase in 2023
• Following a market survey, each of Mr. Coleman, Mr. Frank and Mr. Johnson received a 4% base salary increase effective March 27, 2023 to better reflect market compensation for their roles

DENTSPLY SIRONA INC. – Proxy Statement 39

EXECUTIVE COMPENSATION
COMPENSATION COMPONENTS
Component	Link to Business and Talent Strategies	2023 Compensation Actions
• Mr. Rosenzweig joined the Company in February 2023 and did not receive a 2023 base salary increase
Annual Incentive Plan
Cash award based on levels of achievement of pre-determined annual financial objectives
Motivate and reward performance relative to annual objectives and priorities that are linked to long-term success of the Company
Competitive with the market to attract and retain executive management
Based on performance of the Company to align with stockholder interest

• Organic net sales (50%) and adjusted EBITDA margin percentage (50%) were chosen by the Human Resources Committee as the financial metrics for baseline funding level of the 2023 AIP in order to reflect topline focus, balanced with an emphasis on expense reduction
• The Human Resources Committee chose strategic objective modifiers, including remediation of material weaknesses, limitation of voluntary turnover, sales of imaging products and on-time launches of identified products, which could increase or reduce 2023 AIP payout by up to +/- 20% in the aggregate
• Additionally, the strategic objective modifier impact is reduced to +/- 10% if the baseline funding level is less than 100% and cannot increase 2023 AIP payout to more than 100% or to less than 90%
• The baseline funding level was determined to be 96.7%. The Human Resources Committee determined the strategic modifier impact to be +16%. Management then reviewed the Company’s performance and recommended to the Human Resources Committee that it utilize its discretion to limit the strategic modifier impact to +0.3%, resulting in a 97.0% payout level. The Committee agreed and then reviewed the individual performance of the CEO and approved a payout at the funding

40 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION
COMPENSATION COMPONENTS
Component	Link to Business and Talent Strategies	2023 Compensation Actions

level of 97.0%. Finally, consistent with the terms of the 2023 AIP, the CEO and the Committee reviewed individual performance of the other NEOs and increased the payout levels for Mr. Coleman and Mr. Rosenzweig to 101.9% and for Mr. Johnson to 104.8% in recognition of their outstanding performance

Equity Incentive Compensation
Equity incentive awards for all NEOs, consisting of:
• performance based-vesting restricted stock units (PRSUs), weighted 50%
• time based-vesting restricted stock units, weighted 25%
• time based-vesting stock options, weighted 25%
Reward for improving and sustaining long term performance
Align directly with stockholders’ interest
Enhancement of long-term stockholder value

• The 2023 performance based-vesting restricted stock units (the “2023 PRSUs”) incorporate adjusted EPS and organic sales metrics
• Cliff vesting of the 2023 PRSUs after 3 years dependent upon achievement of pre-established financial growth targets, measured over 1-year periods
• The 2023 time based-vesting restricted stock units vest over three years—one-third on each of the first three anniversaries following grant
• The 2023 time based-vesting stock option grants vest and become exercisable over three years—one-third on each of the first three anniversaries following grant

DENTSPLY SIRONA INC. – Proxy Statement 41

EXECUTIVE COMPENSATION
Pay for Performance
Pay for performance has been and continues to be an important component of our compensation philosophy. Our compensation approach, which is described in greater detail below, is designed to motivate officers, including the NEOs, to substantially contribute individually and collaboratively to the Company’s long-term, sustainable growth. The annual and equity incentive components are tied directly to the performance of the Company and stockholder value. The Company has designed its executive compensation programs such that our senior executives have the majority of variable pay opportunity subject to individual performance, financial performance and stock price. Target total compensation for Mr. Campion in 2023 was 87.5% “at risk.” Target total compensation for our other NEOs was on average 79.3% “at risk.” We define “at risk” to mean that such compensation is in some way contingent upon and based on either Company performance or stock price performance aligning with stockholder interests.

Say-on-Pay Vote in 2023 and Investor Engagement
In 2023, the Company proactively engaged with its major stockholders with respect to matters such as Company performance, strategic growth drivers, the transformation initiatives, broader environment and industry dynamics, and ESG and other significant matters. At our 2023 Annual Meeting of Stockholders, approximately 91% voted affirmatively on an advisory basis to approve the Company’s 2022 executive compensation program. The Human Resources Committee viewed this as strong support of its approach to the determination and setting of executive compensation and continued to apply the same effective principles and philosophies that have been applied in prior years when making compensation decisions for 2023. These principles and philosophies are highlighted and described more fully below.
To ensure that the Human Resources Committee considers stockholder views on compensation matters, we maintain an active investor relations and stockholder engagement program. Throughout the year, we engaged with our actively-managed stockholders, which represent in the aggregate a majority of our shares. The Board of Directors receives regular updates on investor feedback and understands that stockholders remain focused on the alignment of pay and performance and are generally supportive of the Company’s executive compensation.
Compensation Philosophy and Objectives
The Human Resources Committee’s compensation philosophy, when determining NEO compensation at the beginning of 2023, was to provide a compensation package designed to generally satisfy and balance the following principal objectives to:
•
align executive compensation with corporate performance and stockholder interests. This is accomplished by having programs that reward performance directly linked to achievement of the Company’s business plans, financial objectives and strategic goals, as well as increases in the Company’s stock price;

42 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION
•
tie components of executives’ compensation to the Company’s performance by providing incentives and rewarding individual, team and collective performance, such as through the execution of actions that contribute to the achievement of the Company’s strategies and goals, including accomplishments within assigned functional areas, and successful management of their respective organizations;

•
both attract and retain executives and key contributors with a fair representation of diverse talent who have the skills, capabilities and experience necessary for the Company to achieve its business objectives. This requires that the Company’s compensation programs be competitive with market compensation practices, and that we maintain flexibility to respond to the changing needs of our business;

•	ensure pay parity;
•	balance risk and reward to motivate and incentivize business performance without encouraging inappropriate risk taking; and
•
target compensation based on a variety of factors including but not limited to market data associated with comparable executive roles within the Company’s defined Peer Group and with data gathered from external industry compensation surveys, the individual’s experience and their performance.

The Human Resources Committee believes that the compensation opportunities offered to the Company’s executive officers should be competitive with the market, actual compensation should be aligned with the performance of the Company on both a short-term and long-term basis, take into consideration individual performance of the executive, and assist the Company in attracting and retaining key executives critical to the Company’s long-term success. The Company’s executive compensation program balanced a level of fixed compensation with incentive compensation, that varied with the performance of the Company and the performance of the individual executive’s areas of responsibility. The Company’s base pay and benefit programs for executives provided fixed compensation that was competitive with the market for companies of similar size and scope. The annual incentive compensation plan rewarded performance measured against goals and standards established by the Human Resources Committee, with specific focus on the accomplishment of annual financial objectives related to organic net sales growth, adjusted EBITDA margin percentage, and strategic objectives, including remediation of material weaknesses, limitation of voluntary turnover, sales of imaging products and on-time launches of identified products. The long-term equity incentive compensation awards were designed to encourage executives to increase stockholder value by focusing on growth in earnings, organic sales growth and total shareholder return relative to S&P 500 companies.
Other objectives of the total compensation program are to provide: the ability for executives to accumulate capital, predominantly in the form of equity in the Company, in order to align executive interests with those of the stockholders; a competitive level of retirement income; and, in the event of certain circumstances, such as termination of employment in connection with a change-in-control of the Company, special severance protection to help ensure executive retention during such a process and to ensure executive focus on serving the Company and stockholder interests without the distraction of possible job and income loss.
DENTSPLY SIRONA INC. – Proxy Statement 43

EXECUTIVE COMPENSATION
Compensation Governance Best Practices
WHAT WE DO	WHAT WE DON’T DO

• Rigorous Goal Setting. Rigorous goal setting aligned to our externally disclosed annual and multi-year financial targets
• Stock Ownership. Impose stock ownership and holding criteria that require that each NEO must own a multiple of his or her annual base salary in our common stock, and not sell shares vested from RSUs and PRSUs (net of tax) until the NEO’s stock ownership requirements have been met
• Monitor Risks. Closely monitor risks associated with our compensation program and individual compensation decisions to ensure they do not encourage excessive risk taking
• Independent Compensation Consultant. Retain an independent compensation consultant to assess the market for the determination of our executive compensation elements and targets on an annual and ongoing basis
• Stockholder Engagement. Engage stockholders by seeking feedback on compensation of named executive officers, including consideration of the annual non-binding advisory vote on the Company’s executive compensation
• Compensation Recoupment Policies. Compensation recoupment policies that require recoupment of compensation in specific situations including a restatement of the Company’s financial statements and allow further discretionary recoupment of compensation in certain circumstances, including material financial, operational or reputational harm to the Company caused by an executive officer’s breach of law or the Company’s policies or his or her failure, in violation of his or her duties, to manage or monitor conduct or risks
• Restrictive Covenants. Restrictive covenants in executive employment agreements

• No tax gross-ups, including no excise tax “gross-ups” upon change in control
• No discounting, reloading or re-pricing of stock options without stockholder approval
• No “single-trigger” accelerated vesting of equity-based awards upon change in control
• No multi-year guaranteed incentive awards for senior executives
• No director or employee hedging or pledging of Company securities permitted
• No excessive perquisites
• No payout of dividends or equivalents on unvested RSUs or PRSUs until the vesting of such equity
• No “liberal share recycling” of shares used for taxes or option exercises

44 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION
Review of Pay Relative to Peer Groups
In determining 2023 compensation opportunities, the Human Resources Committee adopted a peer group of sixteen companies intended to be closely aligned with the size and nature of operations of the Company’s business (the “Peer Group”). The Peer Group is identified below (at the time, the median revenue approximated $4 billion; Dentsply Sirona revenue approximated $3.9 billion):
Peer Group
Align Technology, Inc. (ALGN)	Hologic, Inc. (HOLX)	ResMed Inc. (RMD)
Avantor, Inc. (AVTR)	Illumina, Inc. (ILMN)	STERIS plc (STE)
Enovis Corporation (ENOV)	Integra LifeSciences Holding Corporation (IART)	Teleflex Incorporated (TFX)
Envista Holdings Corporation (NVST)	Mettler-Toledo International Inc. (MTD)	The Cooper Companies, Inc. (COO)
Henry Schein, Inc.(HSIC)	PerkinElmer, Inc. (PKI)	Zimmer Biomet Holdings Inc. (ZBH)
For 2023, the Human Resources Committee removed Agilent Technologies, Inc., Edwards Lifesciences Corp. and Hill-Rom Holdings, Inc. and added Enovis Corporation and Integra LifeSciences Holding Corporation to the Company’s peer group to reflect peers with equivalent size and market capitalization deemed most comparable to the Company. The compensation levels for the NEOs were determined by considering the Peer Group and a selection of companies of similar size, industry and complexity, from a broad compensation survey provided by Aon Radford’s 2023 Global Technology Survey (the “Radford Survey Peer Group”), (together with the Peer Group, the “Peer Groups”).
Data from the Peer Groups were considered by the Human Resources Committee in evaluating the amount and proportions of base pay, annual incentive pay and long-term compensation, as well as the targeted total compensation value for Mr. Campion as our President and Chief Executive Officer, and Mr. Coleman as our Executive Vice President, Chief Financial Officer. The Radford Survey Peer Group was considered in evaluating the compensation of Mr. Frank as our Executive Vice President, Chief Business Officer, Mr. Rosenzweig as our Executive Vice President, Corporate Development, General Counsel and Secretary, and Mr. Johnson as our Senior Vice President, Chief Supply Chain Officer.
The analysis by Frederic W. Cook & Co., Inc. (the “Independent Compensation Consultant”) reflected that in general, the targeted total direct compensation (base salary, annual incentive targets and equity awards, and one-time awards) of the Company’s executive officers was typically within 10% of the market median overall, as reflected in the Peer Groups’ data. This is affected by the performance and experience of each executive officer and the performance of the Company relative to the performance targets established in the annual and PRSU incentive plans and actual payout can be higher or lower than the expected percentile depending on performance.
The Human Resources Committee did not consider the overall wealth accumulation of executives in establishing the 2023 levels of compensation, except (1) as it relates to meeting the Company’s stock ownership guidelines for officers; (2) to the extent the prior year’s compensation is considered in the comparative analysis described above; and (3) in recognition that the Company’s compensation program provides the opportunity over time for executives to build additional wealth that is aligned with stockholders.
Determination of 2023 Executive Compensation
The Company’s intention in developing total annual compensation for executives is to balance creating value for our stockholders with providing meaningful compensation to our NEOs that recognizes their contributions to the organization and supports their value creation initiatives. Salary ranges, annual incentive plan targets and equity compensation targets were developed using a “total direct compensation” perspective which considers all components of compensation.
DENTSPLY SIRONA INC. – Proxy Statement 45

EXECUTIVE COMPENSATION
Overview
The table below outlines each of the principal elements of the Company’s executive compensation program:
Pay Element
	Base Salary	Annual Cash Incentive	PRSU	RSU	Stock Options
Who Receives	All NEOs
When Granted	Annually
Form of Delivery	Cash		Equity
Type of Performance	Short-term emphasis (fixed)	Short-term emphasis (variable)	Long-term emphasis (variable)
Performance Period	1 year	1 year	3 years	3 years (ratable annual vesting)	3 years (ratable annual vesting)
How Payout Determined	Human Resources Committee determination	Pre-established formula with strategic objective modifiers	Pre-established formula and also based on stock price	Vested value depends on stock price at vesting dates multiplied by number of shares vesting	Stock price appreciation between grant and exercise
2023 Performance Measures	Individual	Organic net sales (50%) and adjusted EBITDA margin percentage (50%) Strategic objective modifiers can increase or decrease payout by +/- 20%	Adjusted EPS (40% weighting), Organic Sales (40% weighting), measured over three one-year periods, and Relative TSR (20% weighting) measured over the three-year period, and cliff vesting after three years	—	—
46 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION
Determination of 2023 Compensation for Named Executive Officers
For our NEOs, the Human Resources Committee adopted the annual compensation program structure based on an annual review, described in more detail below, that used the 50th percentile of the Peer Groups as the reference point and determined target compensation for each NEO within a range of median based on experience and role while also ensuring that actual realized pay is based on performance.
Roles in Executive Compensation
The Human Resources Committee established 2023 compensation for the NEOs and the full Board of Directors approved the 2023 compensation for Mr. Campion, our President and Chief Executive Officer. The Human Resources Committee was assisted in its work regarding executive compensation by the Company’s Corporate Human Resources Department and considered recommendations from the Chief Executive Officer regarding compensation for the NEOs other than himself. In addition, with respect to the compensation established for the NEOs in 2023, the Human Resources Committee engaged the Independent Compensation Consultant to advise on matters related to the compensation of the Chief Executive Officer and the other NEOs.
After consideration of the independence assessment factors provided under the listing standards of The Nasdaq Global Select Market, the Human Resources Committee determined that the Independent Compensation Consultant is independent and that the work that it performed in 2023 did not raise any conflicts of interest.
Determination of Annual Base Salaries
In establishing 2023 base salaries of the Company’s executives, the Human Resources Committee strove to reflect the external market value of a particular role as well as the experience and qualifications that each incumbent executive brings to the role. The primary purpose of the Company’s base salaries is to pay a fair, market competitive predictable level of income in order to attract and retain key executives. Base salary adjustments generally are considered annually and are awarded based on individual performance, level of responsibilities, competitive data from review of the Peer Groups, employee retention efforts, annual salary budget guidelines and the Company’s overall compensation philosophies discussed above. Base salaries are targeted to the 50th percentile of the salaries paid by the Peer Groups for a comparable role in order to ensure that the Company is able to compete in the market for outstanding employees without unduly emphasizing fixed compensation, but may be higher or lower based on individual performance, experience, additional responsibilities and other factors.
The starting point for the Human Resources Committee in establishing 2023 base salaries and annual incentive awards at the beginning of 2023 was to review the salaries, target annual cash (at 100% achievement) and total direct compensation of the executive officers against these same compensation levels for comparable positions in the Peer Groups. Once the Human Resources Committee established the appropriate range for base salaries, the Human Resources Committee adjusted the base salary of the individual executive officer based on consideration of several factors, including individual performance, Company performance, the experience level of the executive, the nature and breadth of the executive’s responsibilities, and retention considerations.
The approved annual base salaries for the NEOs are as follows:
Named Executive Officer	2023 Annual Base Salary	2022 Annual Base Salary	Change (%)
Simon D. Campion	$1,000,000	$1,000,000	0%
Glenn G. Coleman	$650,000	$625,000	4%
Richard C. Rosenzweig(1)	$550,000	—	N/A
Andreas G. Frank	$728,000	$700,000	4%
Robert (Tony) A. Johnson(1)	$546,000	—	N/A
(1)	Mr. Rosenzweig and Mr. Johnson were not NEOs for the Company in 2022.
DENTSPLY SIRONA INC. – Proxy Statement 47

EXECUTIVE COMPENSATION
Please see the “Summary Compensation Table” below for actual base salaries paid to the NEOs during 2023. The 2023 annual base salary increases took effect on March 27, 2023.
Determination of Annual Incentive Award Opportunities
Rationale
As discussed above under “Compensation Philosophy and Objectives,” the Human Resources Committee believes in the importance of having a significant portion of an executive’s total annual cash compensation tied to the annual performance of the Company and its businesses. It was intended that this component of the total compensation opportunity be competitive with the market, while also rewarding executives with above-market pay for exceptional performance and paying below market for performance that fails to meet the objectives established by the Human Resources Committee. The Human Resources Committee believes that employees in higher level positions should have a higher proportion of their total compensation delivered through pay-for-performance cash incentives in order for their total annual compensation to be more significantly correlated, both upward and downward, to the Company’s performance. The Human Resources Committee believes this approach helps to align the compensation and objectives of the executives with the Company and its stockholders.
Process
The Human Resources Committee annually reviews and establishes compensation threshold, target and maximum performance and payout levels for annual incentive opportunities applicable for the performance year. These levels generally are established at the beginning of the performance year in connection with the approval of the Company’s budget for such year. In 2023, the targets were again reviewed. In establishing the target payouts, the Human Resources Committee evaluated the compensation levels in the Peer Groups. The Human Resources Committee established performance targets for the executive officers, which if achieved at the 100% level, would result in annual incentive payouts that, in combination with base salary, would be competitive in the 50th percentile range of the total annual cash compensation of comparable positions in the Peer Groups. If the Company exceeds the targets established by the Human Resources Committee, the executives are rewarded with higher annual incentive payouts and if the Company falls below the targets, the executives’ bonuses are reduced below the 100% target level, including possibly to zero. The general principle in setting targets and measuring performance is that management is responsible and accountable for achieving the annual financial results and strategic priorities of the Company.
2023 Annual Incentive Targets
Consistent with the principles outlined above, the annual incentive targets for the NEOs for the 2023 AIP (as further described below) that were set for 2023 ranged from 70% to 125% of base salary depending on the executive’s position, as set forth below.
Named Executive Officer	Target Annual Incentive Payout as Percent of Salary
Simon D. Campion	125%
Glenn G. Coleman	80%
Richard C. Rosenzweig	75%
Andreas G. Frank	75%
Robert (Tony) A. Johnson	70%
48 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION
2023 Annual Incentive Performance Measures
The 2023 AIP provided for potential cash incentive payments based on achievement of performance criteria during fiscal year 2023. As approved in February 2023, the Human Resources Committee established thresholds, targets and maximums for funding of 2023 AIP based on organic net sales, which was weighted at 50%, and adjusted EBITDA margin percentage, which was weighted at 50%, with minimum specified thresholds required for the baseline funding of the plan.
Upon achievement of the organic net sales and adjusted EBITDA margin percentage objectives that result in the baseline funding of the 2023 AIP, the Human Resources Committee chose strategic objective modifiers which could increase or reduce 2023 AIP payout.
Financial Objective and Baseline Funding Mechanism/Determination
The funding levels for the 2023 AIP, as originally set in February 2023, for the achievement of the performance criteria range from 0% to 200% of the target payout, depending on the achievement of such criteria. The following table sets forth the organic net sales threshold, target and stretch goals:
	Organic Net Sales(1)	% Growth	% of Target	Payout Level
Threshold	$3,838 million	-2.2%	97%	50%
Target	$3,955 million	0.8%	100%	100%
Maximum	$4,120 million	5.0%	104%	200%
(1)	Organic net sales is a Non-GAAP financial measure which excludes certain items. Please see Appendix C – “Organic Sales” for a reconciliation of Organic Net Sales to the corresponding GAAP information.
The following table sets forth the adjusted EBITDA margin percentage threshold, target and stretch goals:
	Adjusted EBITDA Margin Percentage(1)	% of Target	Payout Level
Threshold	16.8%	89%	50%
Target	18.8%	100%	100%
Maximum	21.0%	112%	200%
(1)
Adjusted EBITDA Margin Percentage is a Non-GAAP financial measure. Please see Appendix C – “Adjusted EBITDA and Margin” for a reconciliation of Adjusted EBITDA Margin to the corresponding GAAP information.

The above targets were set with the assumption of continued internal and external challenges, including foreign exchange headwinds, risks of global recession, inflationary challenges, the continuation of lower post-Covid-19 patient traffic levels, and ongoing supply chain constraints.
Strategic Objective Modifiers to Baseline Funding of 2023 AIP
Upon achievement of the organic net sales and adjusted EBITDA margin percentage objectives that result in the baseline funding of the 2023 AIP, the Human Resources Committee chose various strategic objective modifiers, including remediation of the Company’s material weaknesses, limitation of voluntary turnover, sales of imaging products, and on-time launches of identified products. Each of the four strategic objective modifiers could result in an increase or decrease of the 2023 AIP payout by 5%, or an aggregate increase or decrease of 20%. Additionally, the strategic objective modifier impact is reduced to +/- 10% if the baseline funding level of the 2023 AIP is less than 100% and such strategic objective modifiers cannot increase the payout to more than 100% or to less than 90%. The Human Resources Committee then reviews management’s recommendations and each NEO’s individual performance during 2023 in order to determine final payout amounts.
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EXECUTIVE COMPENSATION
In February 2024, the Human Resources Committee reviewed the Company’s financial performance for 2023 and approved a baseline funding of the 2023 AIP at a level of 96.7%. Thereafter, The Human Resources Committee reviewed the strategic objective modifiers, and determined the following results:
Strategic Objective Modifier (+/-5% per Objective)	Impact
Remediation of Material Weaknesses	5%
Imaging Products Sold	5%
Voluntary Turnover	5%
On-Time Product Launches	1%
Total	16%
However, since the baseline funding level of the 2023 AIP was less than 100%, management reviewed the Company’s performance and recommended to the Human Resources Committee that it utilize its discretion to limit the strategic modifier impact to +0.3%, resulting in a 97.0% payout level. The Human Resources Committee reviewed management’s recommendation and further reviewed the Company’s performance and ultimately used its discretion to fund the 2023 AIP at the baseline funding level of 97.0%.The Human Resources Committee then reviewed the individual performance of the CEO and approved a payout at the baseline funding level. Finally, consistent with the terms of the 2023 AIP, the CEO and the Human Resources Committee reviewed individual performance of the other NEOs. The Human Resources Committee approved a payout level of 101.9% for Mr. Coleman in recognition of his implementation of processes that have garnered greater financial stability and the successful launch of the ERP initiative. The Human Resources Committee approved a payout level of 101.9% for Mr. Rosenzweig in recognition of his upgrade of internal compliance processes and implementation of best practices for corporate governance. Finally, the Human Resources Committee approved a payout level of 104.8% for Mr. Johnson in recognition of his optimization of the Company’s global supply chain processes and systems. As a result, the following actual payouts were made.
Named Executive Officer	Bonus Plan Target $	Funding and Payout Level	Actual Payout Amount	Payout as % of Base Salary
Simon D. Campion	$1,250,000	97.0%	$1,212,500	121.3%
Glenn G. Coleman	$520,000	101.9%	$529,620	81.5%
Richard C. Rosenzweig	$412,500	101.9%	$420,131	76.4%
Andreas G. Frank	$546,000	97.0%	$529,620	72.8%
Robert (Tony) A. Johnson	$382,200	104.8%	$400,393	73.3%
Determination of Annual Equity Incentive Compensation
The third principal component of the 2023 annual total compensation for the Company’s executives was the award of equity incentives designed to reward long-term performance.
Our annual long-term incentive program for all NEOs is comprised of three components in 2023:
•	Performance-based restricted stock unit (“PRSU”) awards based on accomplishment of specific three-year performance objectives;
•	Stock option awards designed to reward stock price growth; and
•	Time-based restricted stock unit (“RSU”) awards designed to incentivize alignment with stockholders’ interests.
The Human Resources Committee believes that equity incentive compensation serves an essential purpose in: (i) attracting and retaining senior executives, (ii) providing them with long-term incentives to maximize stockholder value, (iii) aligning the interests of the executive officers with those of our stockholders, and (iv) incentivizing the ongoing efforts required by the
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executive team to achieve the successful execution of the strategic plan and the restructuring of the Company and to further link the compensation of executives to the value created for stockholders. A strong performance-based link is created between stockholder value and executive pay through (i) the long-term performance objectives and stock price performance of the PRSUs, (ii) the fact that stock options gain value to the executive only when and to the extent that share price exceeds the exercise price of the option, and (iii) RSUs gain and lose value in the same way and extent as experienced by the stockholders.
Equity Award Grant Practices
Long-term incentive awards for executive officers generally are made annually, as part of the total remuneration approach to executive compensation. Each NEO’s annual awards were made in March 2023 and each such award was made pursuant to the DENTSPLY SIRONA Inc. 2016 Omnibus Incentive Plan (as amended, the “Equity Plan”).
Annual Equity Award Guidelines and Grant Allocations
Guidelines for the size and type of awards were developed based upon, among other factors, the review of the Peer Groups’ data, input from the Independent Compensation Consultant, shares available for grant under the Equity Incentive Plans, the executive’s position in the Company, his or her contributions to the Company’s objectives, and total direct compensation, as compared to the Peer Groups. Equity awards comprised a larger portion of the NEOs’ compensation than any other component of the executive’s annual total compensation to more closely align their compensation and interests with the interests of stockholders. The Human Resources Committee also took into consideration the Company’s performance against its business and financial objectives and its strategic plan, individual performance, as well as the allocation of overall share usage under the Company’s equity incentive plans. Annual equity grants to all NEOs made in 2023 were allocated, assuming annualized expected value of total equity incentive compensation at target performance attainment, as follows:

The splits for the equity awards of the NEOs between stock options, RSUs, and PRSUs were based both on comparisons to the market and the overall risk/reward tradeoff. As the Peer Groups’ data varies somewhat by position, the Human Resources Committee generally targeted the equity incentive compensation at or near the median of the Peer Groups at target performance, with an opportunity for incentive compensation to exceed the median if performance is above target.
Annual Equity Compensation
PRSUs (50% of target total annual equity value)
Annual PRSUs awarded in 2023 will result in the issuance of actual shares of Dentsply Sirona common stock provided the Company achieves certain financial targets over the years 2023, 2024, and 2025. The number of shares issued will be linked to the Company’s performance as measured by adjusted EPS (40% weighting), Organic Sales Growth (40% weighting), and Total Shareholder Return (“TSR”) relative to the S&P 500 index (20% weighting). These performance criteria were selected because they align with Dentsply Sirona’s financial objectives communicated to stockholders, and the Human Resources Committee believes that they are important drivers of long-term stockholder value. Attainment of adjusted EPS and Organic
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EXECUTIVE COMPENSATION
Sales performance criteria is measured separately for each calendar year during the three-year performance period, with each year weighted as follows: 2023 (50%), 2024 (30%) and 2025 (20%). Each year’s target is established by multiplying the actual results from the prior calendar year by a growth percentage defined and approved by the Human Resources Committee prior to the granting of the award.
Excluding shares issued pursuant to dividend equivalent rights, the number of shares delivered at the end of the three-year performance period, ending December 31, 2025, may be anywhere from 0% to 200% of the target number of shares awarded, depending on the performance of the Company during the performance period. However, an executive may forfeit all or a portion of such shares if he or she does not remain employed by the Company throughout the three-year performance period. This design was first implemented for the 2021 PRSUs to increase the short-term retentive value of the award while keeping the 3-year cliff vesting approach in order to maintain focus on our longer-term performance.
The following table sets forth the Company’s TSR performance and payout range for 2023 grants, which has a metric weight of 20%, measured over the period of January 1, 2023 to December 31, 2025, relative to the TSR of the S&P 500 companies:
TSR(1)(2)	Threshold	Target	Maximum
Percentile	25th	50th	75th
Payout	50%	100%	200%
(1)	TSR is defined to include stock price appreciation and dividends paid over the relevant period.
(2)	Measurement period of January 1, 2023 to December 31, 2025.
2023-2025 Performance Restricted Stock Units
The following table sets forth the adjusted EPS and organic sales metrics in the 2023 PRSUs and the Company’s actual 2023 results:
2023-2025 Performance Restricted Stock Units
Performance Metric	Metric Weight	Threshold (50%)	Target (100%)	Maximum (200%)	Result	Achievement %	Weighted Result
Adjusted EPS(1)	40%	$1.73	$1.94	$2.15	$1.83	78.6%	39.3%
Performance Metric	Metric Weight	Threshold (50%)	Target (100%)	Maximum (200%)	Result	Achievement %	Weighted Result
Organic Sales(1)	40%	$3,838	$3,955	$4,120	$4,010	133.3%	66.7%
Performance Metric	Metric Weight	Threshold (50%)	Target (100%)	Maximum (200%)	Result	Achievement %	Weighted Result
Total Shareholder Return	20%	25th	50th	75th	58th %ile	132.6%	26.5%
(1)
Adjusted EPS and Organic Sales are non-GAAP financial measures which excludes certain items. Please see Appendix C – “Adjusted EPS” and “Organic Sales” for a reconciliation of Adjusted EPS and Organic Sales to the corresponding GAAP information.

The SEC rules provide that the Company does not have to disclose confidential financial information if doing so would result in competitive harm to the Company. The specified Adjusted EPS and Organic Sales targets for 2024 and 2025 are maintained by the Company as confidential and proprietary information and, therefore, the Human Resources Committee believes that disclosure of such information prior to completion of the performance period would result in competitive harm to the Company.
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2022-2024 Performance Restricted Stock Units
The following table sets forth the Adjusted EPS and Organic Sales metrics in the 2022 PRSUs and the Company’s actual results from 2023:
2022-2024 Performance Restricted Stock Units
Performance Metric	Metric Weight	Threshold (50%)	Target (100%)	Maximum (250%)	Result	Achievement %	Weighted Result
Adjusted EPS(1)	40%	$2.20	$2.30	$2.41	$1.83	0%	0%
Performance Metric	Metric Weight	Threshold (50%)	Target (100%)	Maximum (250%)	Result	Achievement %	Weighted Result
Organic Sales(1)	40%	$3,922	$4,098	$4,275	$4,010	75.0%	22.5%
Performance Metric	Metric Weight	Threshold (25%)	Target (100%)	Maximum (250%)	Result	Achievement %	Weighted Result
Total Shareholder Return	20%	25th	50th	75th	13th %ile	0%	0%
(1)
Adjusted EPS and Organic Sales are non-GAAP financial measures which excludes certain items. Please see Appendix C – “Adjusted EPS” and “Organic Sales” for a reconciliation of Adjusted EPS and Organic Sales to the corresponding GAAP information.

The SEC rules provide that the Company does not have to disclose confidential financial information if doing so would result in competitive harm to the Company. The specified Adjusted EPS and Organic Sales targets for 2024 are maintained by the Company as confidential and proprietary information and, therefore, the Human Resources Committee believes that disclosure of such information prior to completion of the performance period would result in competitive harm to the Company.
2021-2023 Performance Restricted Stock Units
None of the NEOs hold 2021 PRSUs. However, the following table sets forth the Adjusted EPS, Organic Sales and Total Shareholder Return metrics in the 2021 PRSUs and the final payout results:
2021-2023 Performance Restricted Stock Units
Performance Metric	Year	Metric Weight	Year Weight	Threshold (50%)	Target (100%)	Maximum (250%)	Result	Achievement %	Weighted Result
Adjusted EPS(1)	2021	40%	50%	$2.45	$2.70	$2.95	$2.82	172%	86%
	2022	40%	30%	$2.93	$3.07	$3.22	$2.09	0%	0%
	2023	40%	20%	$2.20	$2.30	$2.41	$1.83	0%	0%
							Weighted EPS Result		34.4%
Performance Metric	Year	Metric Weight	Year Weight	Threshold (50%)	Target (100%)	Maximum (250%)	Result	Achievement %	Weighted Result
Revenue (2021) or Organic Sales (2022 and 2023)(1)	2021	40%	50%	$3,945	$4,175	$4,405	$4,231	137%	68.3%
	2022	40%	30%	$4,231	$4,400	$4,569	$4,208	0%	0%
	2023	40%	20%	$3,922	$4,079	$4,236	$4,010	78%	15.6%
						Weighted Organic Sales Result			33.5%
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EXECUTIVE COMPENSATION
Performance Metric	Year	Metric Weight	Year Weight	Threshold (50%)	Target (100%)	Maximum (250%)	Result	Achievement %	Weighted Result
Total Shareholder Return	2021 to 2023	20%	100%	25th	50th	75th	7th %ile	0%	0%
							Total Payout		67.9%
(1)
Adjusted EPS and Organic Sales are non-GAAP financial measures which excludes certain items. Please see Appendix C – “Adjusted EPS” and “Organic Sales” for a reconciliation of Adjusted EPS and Organic Sales to the corresponding GAAP information. For calendar years 2022 and 2023, Revenue was calculated on the basis of “Organic Sales.”

The actual number of shares awarded is calculated by interpolating the actual performance between the various target levels on a straight-line basis. PRSUs were granted with dividend equivalent rights subject to the same conditions and vesting periods as the PRSUs. Further details regarding PRSU grants to the 2023 NEOs are provided below under “Executive Compensation Tables – 2023 Grants of Plan-Based Awards.”
The SEC rules provide that the Company does not have to disclose confidential financial information if doing so would result in competitive harm to the Company. The specified adjusted EPS targets for 2024 and 2025 are maintained by the Company as confidential and proprietary information and, therefore, the Human Resources Committee believes that disclosure of such information prior to completion of the performance period would result in competitive harm to the Company.
Options (25% of target total annual equity value)
Stock options were granted at the closing price on the day of the grant and accordingly, will have value only if the market price of the Company’s common stock increases after the grant date. The 2023 stock option grants vest and become exercisable over three years—one-third on each of the first three anniversaries following grant—and are exercisable for a maximum of ten years from the grant date, subject to earlier expiration in the event of certain terminations of employment. The Company’s stock options are typically approved at the Board meeting in February each year (in 2023, the grant was made in March), with a grant date that is generally two business days after the Company’s report of financial results for the prior year. Any grants for newly hired executive officers that are approved by the Human Resources Committee generally occur on the executive officer’s employment date, if such date is during the Company’s open trading window, or, if such date is not during the Company’s open trading window, two business days after the Company’s report of quarterly or annual financial results. Further details regarding option grants to the 2023 NEOs are provided below under “Executive Compensation Tables – 2023 Grants of Plan-Based Awards.”
RSUs (25% of target total annual equity value)
RSUs awarded in 2023 vest over three years—one-third on each of the first three anniversaries following grant. RSUs were granted with dividend equivalent rights subject to the same conditions and vesting periods as the RSUs. Further details regarding RSU grants to the 2023 NEOs are provided below under “Executive Compensation Tables — 2023 Grants of Plan-Based Awards.”
The following table sets forth the individual and target total values of annual equity awards for each Named Executive Officer:
Named Executive Officer	PRSU Target Value	Stock Option Value	RSU Value	Total Target Value
Simon D. Campion	$3,191,761	$1,437,346	$1,437,486	$6,066,594
Glenn G. Coleman	$1,387,692	$624,442	$624,992	$2,637,126
Richard C. Rosenzweig	$860,375	$386,978	$387,516	$1,634,869
Andreas G. Frank	$1,248,952	$562,877	$562,505	$2,374,334
Robert (Tony) A. Johnson	$721,636	$325,413	$324,990	$1,372,039
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Off-Cycle Compensation Awards
The Board and the Human Resources Committee retain the discretion to approve, and from time to time make, awards of compensation to executives outside of the typical annual cycle or otherwise on a limited basis, such as new hire arrangements, promotional awards, and other special awards and compensation arrangements for retention and incentive purposes.
Pursuant to his offer letter, Mr. Richard C. Rosenzweig received a new hire equity grant of RSUs with a grant date fair value of $1.5 million vesting ratably over three years subject to continued employment in recognition of his tenure and experience and the equity that Mr. Rosenzweig forfeited by leaving his prior employment.
Other Compensation Matters
Post-Termination Arrangements
Termination of Employment
The Company has entered into employment agreements or offer letters with all of the 2023 NEOs, which include certain post-termination arrangements. The Human Resources Committee determined that this is in the best interest of the Company in order to ensure executives focus on serving the Company and stockholder interests without the distraction of possible job and income loss. Details regarding the post-termination arrangements are set forth below under “Employment Agreements/Offer Letters and Potential Payments Upon Termination or Change in Control.”
Additionally, in May 2022, the Human Resources Committee adopted the Key Employee Severance Benefits Plan, which was then subsequently amended in November 2022. Details regarding the Key Employee Severance Benefits Plan are set forth below under “Key Employee Severance Benefits Plan.”
Details regarding potential payment adjustments in the event that payments or benefits to a NEO would be considered an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), are provided below under “Employment Agreements/Offer Letters and Potential Payments Upon Termination or Change in Control,” and under the heading “Certain Adjustments in Payments to Named Executive Officers.”
Details regarding the estimated amounts that each NEO would receive in the event of a termination are set forth below under “Estimated Payments Payable to a NEO Upon Termination or Change in Control.”
Termination following Change in Control
The Human Resources Committee believes that certain executive officers, including certain NEOs, who are terminated without “Cause” (as defined in the employment agreements, offer letters or the Key Employee Severance Benefit Plan, as described below, as applicable) or elect to resign with “Good Reason” (as defined in the employment agreements or the Key Employee Severance Benefit Plan, as described below, as applicable) within two years of a change in control (as defined in the employment agreements or the Key Employee Severance Benefit Plan, as applicable) of the Company should be provided separation benefits. These benefits are intended to ensure that those executives focus on serving the Company and stockholders during the pendency of a potential change in control transaction or activity without the distraction of possible job and income loss.
The Company’s change in control benefits were viewed as consistent with the practices of companies with whom the Company competes for talent, and are intended to assist in retaining executives and recruiting new executives to the Company. As of the close of a transaction that results in a change in control of the Company, in accordance with the Equity Incentive Plans, all outstanding equity grants awarded as part of the Company’s equity incentive compensation program become available to executives – that is, restrictions on all outstanding restricted stock units lapse, any performance conditions imposed with respect to such awards are deemed to be achieved at the target level of performance, and all non-exercisable stock options become exercisable – in the event of a termination as described in the preceding paragraph, or in the event any outstanding award is not assumed or substituted in connection with the change in control.
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EXECUTIVE COMPENSATION
Details regarding arrangements in the event of termination following a change in control are set forth below under “Employment Agreements/Offer Letters and Potential Payments Upon Termination or Change in Control,” and under the heading “Estimated Payments Payable to a NEO Upon Termination or Change in Control.”
Key Employee Severance Benefits Plan
In May 2022, the Human Resources Committee, as part of its ongoing review of the Company’s executive compensation and retention program, approved the terms of the Dentsply Sirona Inc. Key Employee Severance Benefits Plan (the “Severance Plan”) and the Board of Directors ratified such approval.
The Severance Plan provides for severance payments and benefits to certain eligible Employees (as defined in the Severance Plan) of the Company, including Mr. Campion, Mr. Coleman, Mr. Frank, Mr. Rosenzweig and Mr. Johnson and each of the Company’s other executive officers, in the event that the applicable Employee (A) resigns for “Good Reason” (which, as defined in the Severance Plan includes a voluntary resignation from the Company that is triggered following a material reduction in the Employee’s base salary, target annual cash bonus opportunity, a relocation of more than 50 miles from his/her principal place of work, and solely for the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel, a material diminution in responsibility or certain changes of control); or (B) is involuntarily terminated by the Company without “Cause” (which, as defined in the Severance Plan, includes committing an act of fraud or an act of malfeasance, recklessness or gross negligence against the Company, breaching a non-compete or non-solicitation agreement or being indicted for or convicted of a felony or crime involving moral turpitude) (each, a “Non-COC Qualified Termination”), with increased severance payments and benefits in connection with, or within two years following a “change of control” (as defined in the Severance Plan) (a “COC Qualified Termination”), or for eligible Employees other than the Chief Executive Officer outside of such a change of control, such Employee’s termination, on or prior to December 31, 2023 (a “Limited Initial Coverage Period Qualified Termination” and, together with a COC Qualified Termination and a Non-COC Qualified Termination, a “Qualified Termination”).
Upon a Non-COC Qualified Termination, and subject to his or her satisfaction of the conditions to severance described below, the Chief Executive Officer would be entitled to receive severance pay equal to (A) 2.0 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination plus (B) a prorated annual bonus, if any, payable in the normal course with other executives based upon the actual achievement of performance targets for the fiscal year including the date of termination, plus (C) for any equity-compensation awards held pursuant to the Equity Plan, or any successor omnibus equity plan, if such awards provide for accelerated vesting in the event of termination without Cause, then such awards are also deemed to accelerate vesting in the event of a resignation with Good Reason.
Upon a Non-COC Qualified Termination, all eligible Employees other than the Chief Executive Officer would be entitled to receive severance pay equal to (A) 1.0 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination, plus (B) a prorated annual bonus, if any, payable in the normal course with other executives based upon the actual achievement of performance targets for the fiscal year including the date of termination, plus (C) for any equity-compensation awards held pursuant to the Equity Plan, if such awards provide for accelerated vesting in the event of termination without Cause, then such awards are also deemed to accelerate vesting in the event of a resignation with Good Reason.
Upon a COC Qualified Termination, and subject to his or her satisfaction of the conditions to severance described below, the Chief Executive Officer would be eligible to receive enhanced severance pay equal to (A) 3.0 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination, plus (B) for any equity-compensation awards held pursuant to the Equity Plan, if such awards provide for accelerated vesting in the event of a “Change in Control” (as defined in the Equity Plan), then “Good Reason” for purposes of accelerated vesting under the
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Equity Plan shall instead be determined under the definition of Good Reason under the Severance Plan. Pursuant to his employment agreement, Mr. Campion would also be entitled to additional benefits upon a COC Qualified Termination as described below under “Payments Upon Termination and/or Change of Control – Payments Made Upon a COC-Qualified Termination.”
Upon a COC Qualified Termination, and subject to his or her satisfaction of the conditions to severance described below, all eligible Employees other than the Chief Executive Officer would be eligible to receive severance pay equal to (A) 2.0 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination, plus (B) for any equity-compensation awards held pursuant to the Equity Plan, if such awards provide for accelerated vesting in the event of a “Change in Control” (as defined in the Equity Plan), then “Good Reason” for purposes of accelerated vesting under the Equity Plan shall instead be determined under the definition of Good Reason under the Severance Plan.
Finally, upon a Limited Initial Coverage Period Qualified Termination, any eligible Employees other than the Chief Executive Officer would be entitled to receive severance pay equal to (A) 1.5 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination, plus (B) a prorated annual bonus, if any, payable in the normal course with other executives based upon the actual achievement of performance targets for the fiscal year including the date of termination, plus (C) if such Employee received a retention equity award via notification from the interim Chief Executive Officer on April 27, 2022 (a “Retention Equity Award”), such Retention Equity Award becomes fully vested and nonforfeitable upon the date of such Limited Initial Coverage Period Qualified Termination. Eligibility for a Limited Initial Coverage Period Qualified Termination naturally expired and had no further effect as of 11:59 p.m. EST on December 31, 2023. This provision did not apply to any of the NEOs.
As a condition to an eligible Employee’s receipt of severance benefits under the Severance Plan with respect to a Qualified Termination, the Employee must execute and not revoke a General Release and Waiver of all claims against the Company and all its Affiliates (as defined in the Severance Plan).
In November 2022, the Human Resources Committee further revised the Key Employee Benefit Severance Plan to incorporate additional changes to the definition of “Cause” effective as of January 1, 2024 and to correct various other immaterial matters.
Retirement and Other Benefits
The Company also maintained standard benefits consistent with those offered by other major corporations and which are generally available to all of the Company’s full-time employees (subject to meeting basic eligibility requirements). The benefits described below are for U.S. employees, however, similar benefits are provided to non-U.S. employees based on local law and benefit programs.
401(k) Plan
Dentsply Sirona offered retirement benefits to its eligible U.S. employees through tax-qualified plans, including an employee and employer-funded 401(k) Savings Plan known as the Dentsply Sirona Inc. 401(k) Savings and Employee Stock Ownership Plan. In 2023, the NEOs, who met the eligibility requirements, participated in these plans, and the terms governing the retirement benefits under these plans for them were the same as those applicable to other eligible employees in the U.S. Similarly situated employees, including our executive officers, may have materially different account balances because of a combination of factors: the number of years that the person has participated in the plan; the amount of money contributed; and the investments chosen by the participant with regard to those plans providing for participant investment direction. These plans do not involve any guaranteed minimum returns or above-market returns as the investment returns are dependent upon actual investment results. Employees direct their own investments in the 401(k) Savings Plan.
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Supplemental Executive Retirement Plan and Supplemental Savings Plan
The Company maintained a very limited number of benefit programs that were only available to the NEOs and other senior U.S. employees qualifying for eligibility based on level in the organization and time in role. Such benefits include a Supplemental Executive Retirement Plan (“SERP”) and the Supplemental Savings Plan (“SSP”). The purpose of the SERP is to provide additional retirement benefits for a limited group of management employees, including the NEOs, whom the Human Resources Committee concluded were not receiving competitive retirement benefits. Credits equal to 11.7% of total annual cash compensation (base salary and any annual incentive awards), reduced by Company contributions to the 401(k) Savings and Employee Stock Ownership Plan, are allocated to the participants’ accounts. No actual funds are put aside for participants in the SERP and the participants are general creditors of the Company for payment of the benefits upon retirement or termination of employment from the Company. Participants can elect to have these benefits administered as savings with interest or stock unit accounts with dividends, with stock units being distributed in the form of common stock at the time of distribution. Upon retirement or termination for any reason, participants in the SERP are paid the vested benefits in their account based on an earlier distribution election. Participants who terminate their employment prior to completing seven years of credited service (as defined in the SERP) are partially vested in their account according to the following schedule:
Total Credited Service	Vested Percentage
Less than 3 years	0%
3 years	20%
4 years	40%
5 years	60%
6 years	80%
7 years	100%
The SSP is a deferred compensation plan that allows senior management employees of the Company to elect to defer a portion of their base salary and annual incentive bonus for payment at a future time. Deferred amounts are not funded by the Company but are a general obligation of the Company to administer and pay as set forth in the SSP. Account distributions are made in accordance with participant elections, starting with the earlier of a participant specified date, retirement, or separation. The SSP is administered by T. Rowe Price, the administrator of the Company’s retirement plans, and participants have the right to elect investment options for the deferred funds (except that executive officers may not defer into Company stock because of implications under Section 16 of the Exchange Act), which are tracked by the administrator.
Healthcare and Welfare Benefits
Company healthcare, life insurance and other employee welfare benefits are similar for all eligible employees, including the NEOs. Typically, the Company has shared the cost of health and welfare benefits with its employees, a cost that is dependent on the level of benefits coverage that each employee elects. The Company also provides other benefits such as medical, dental and life insurance to each NEO, in a similar fashion to those provided to other U.S. based Dentsply Sirona employees.
Executive Stock Ownership Guidelines
Because the Human Resources Committee believes in further linking the interests of management and the stockholders, the Company maintains stock ownership guidelines for its executives. The guidelines specify the number of shares that the Company’s executive management are required to accumulate and hold until the stock ownership guidelines are met. Once in the position, the executive has five (5) years to meet the requirement. During such time, and until the guidelines are met, the executive will be required to hold 100% of the shares vested from RSUs and PRSUs they receive (net of tax). “Stock ownership” is defined to include stock owned by the officer directly, stock owned indirectly through the Company’s
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retirement plans, including the 401(k) Savings and Employee Stock Ownership Plan (“ESOP”), SERP and salary and/or bonus deferral into the SSP, and equity awards pursuant to the equity incentive program. Unearned performance awards and unexercised options (or any portion thereof) do not count towards “stock ownership”.
Under the current guidelines established by the Human Resources Committee, executives are required to own Company common stock equal in value to a multiple of their base salary, as set forth below:
Position	Multiple
Executive Chairman (if applicable) and Chief Executive Officer	5X
Executive Vice Presidents	3X
Senior Vice Presidents	2X
Group Vice Presidents and Vice Presidents	1X
All NEOs for 2023 were either in compliance with the stock ownership guidelines or on track to comply within the applicable grace period as of the end of 2023.
Hedging and Pledging of Company Stock
Short sales of Company securities (a sale of securities which are not then owned) and derivative or speculative transactions in Company securities are prohibited under the Company’s insider trading policy. No director, officer or other designated insider is permitted to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that speculate on, hedge or offset, or are designed to speculate on, hedge or offset, any increase or decrease in the market value of the Company securities. In addition, directors, officers, and other designated insiders are prohibited from holding Company securities in margin accounts or pledging Company securities.
Compensation Recoupment Policies
In November 2023, the Board approved the Company’s Dodd-Frank Act Restatement Clawback Policy providing for the recovery of erroneously awarded incentive-based compensation, as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and Rule 5608 of the Nasdaq Rulebook. Pursuant to the Company’s Dodd-Frank Act Restatement Clawback Policy, in the event the Company is required to prepare an accounting restatement commencing after October 2, 2023 due to material noncompliance with any financial reporting requirement, the Company must reasonably promptly recover from certain current or former executives the full amount of incentive-based compensation that such covered executive officers erroneously received during the three completed fiscal years preceding the date on which the Company was required to prepare an accounting statement, with limited exceptions. Under the Dodd-Frank Act Restatement Clawback Policy, the recovery of such compensation applies regardless of whether a covered executive engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement.
Additionally, in order to further align the interests of employees with the interests of our shareholders, strengthen the link between total compensation and the company’s performance and enhance accountability for our executives, the Company maintains a discretionary Compensation Recoupment Policy which provides that, in the event of either (i) a restatement of the Company’s financial statements due to material noncompliance with applicable financial reporting requirements, or (ii) material financial, operation or reputational harm to the Company caused by an executive officer’s breach of law or the Company’s policies or his or her failure, in violation of his or her duties, to manage or monitor conduct or risks (“misconduct”), the Board may decide to recoup incentive-based compensation previously awarded to a covered executive. In the event of an accounting restatement, the Board may recover the excess of the incentive-based compensation paid to the covered executive based on the erroneous data in the original financial statements over the incentive-based compensation that would have been paid to the covered executive had it been based on the restated results. If a covered
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EXECUTIVE COMPENSATION
executive engages in misconduct, the Board can decide the amount of incentive-based compensation to recover based on the severity of the misconduct and the significance of the ensuing harm to the Company and it may also recoup other forms of compensation received by the covered executive. In addition, the Board reserves the right to pursue any other available remedies or take other remedial actions permitted by law.
Tax Deductibility of Executive Compensation
In light of the repeal of the performance-based compensation exemption under Section 162(m) of the Internal Revenue Code, the Human Resources Committee may authorize compensation that is not deductible if it is determined to be appropriate and in the best interests of the Company and our shareholders.
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EXECUTIVE COMPENSATION
Human Resources Committee Report on Executive Compensation
The Human Resources Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussions, the Human Resources Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE HUMAN RESOURCES COMMITTEE
Willie A. Deese, Chair
Betsy D. Holden
Jonathan J. Mazelsky
Janet S. Vergis
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EXECUTIVE COMPENSATION
Assessment of Risk
We do not believe that our compensation program, including the executive compensation program, encourages excessive or inappropriate risk-taking. A significant portion of our executive compensation program is performance-based, and, while appropriate risk-taking is a necessary component of growing a business, the Human Resources Committee and management have focused on aligning our compensation policies with our long-term interests and avoiding short-term rewards that could incentivize actions with undue long-term risks. Examples of such features of our compensation program include:
•
Emphasis on Long-Term Equity Incentive Compensation; Overlapping Vesting Periods. The largest percentage of total target direct compensation for our NEOs is provided through long-term equity incentive compensation, which vests over a period of years. This vesting period encourages our senior executives to focus on sustaining and enhancing our Company’s long-term performance. Long-term equity incentive awards are also made annually so that our senior executives always have unvested equity awards that could significantly decrease in value if our business is not appropriately managed for the long-term.

•
Performance-Based Restricted Stock Units. A significant portion of the long-term equity incentive compensation of our named executive officers consists of PRSUs. PRSU payouts are tied to the achievement of certain performance measures, which encourages focus on sustaining our long-term performance. These awards also have overlapping performance periods, so that any risks taken to increase the payout under one award could jeopardize the potential payout under other awards.

•
Performance Measures. A significant portion of awards are made based on the achievement of a variety of balanced performance measures, including financial, strategic objectives and relative total shareholder returns measured over varying timeframes which diversifies the risks associated with any single indicator of performance. We believe these measures are affected by management decisions and correlate to the creation of stockholder value over the long-term.

•	Performance Goals. Tied to both annual and longer-term strategic plans that are approved by the Board of Directors.
•
Role of Human Resources Committee. Members of the Human Resources Committee approve the final payout of the annual incentive awards for our NEOs following a review of executive and Company performance. Final payout for the Chief Executive Officer is ratified by the Board.

The Human Resources Committee also reviews certain of the Company’s compensation and incentive plans available to employees other than our NEOs to, among other things, prevent unnecessary risk taking under such plans.
•
Stock Ownership Guidelines. Our stock ownership guidelines require our executive management to hold a certain amount of Company stock. This requirement ensures that they will have a significant amount of personal wealth tied to the long-term performance of our stock.

In summary, we have structured our compensation program so that a considerable amount of the wealth of our senior executives is tied to the long-term health and performance of our Company. We seek to provide incentives for our senior executives to manage for long-term performance while safeguarding our stockholders from inappropriate incentive-based compensation payments in the event of financial restatement. We also seek to avoid the type of disproportionately large short-term incentives that could encourage senior executives to take risks that may not be in the best interests of our stockholders. We believe this combination of factors encourages our senior executives to manage our Company in a prudent manner.
62 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Summary Compensation Table
The following table sets forth the compensation earned by the NEOs for the fiscal year ended December 31, 2023:
Name and Principal Position(1)	Fiscal Year	Salary ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total ($)
Simon D. Campion President and Chief Executive Officer	2023	1,000,000	—	4,629,248	1,437,346	1,212,500	239,893	8,518,987
	2022	304,110	—	7,000,008	—	228,082	20,235	7,552,435
Glenn G. Coleman Executive Vice President, Chief Financial Officer	2023	644,178	—	2,012,684	624,442	529,620	85,380	3,896,304
	2022	166,096	300,000	2,874,587	749,676	79,726	50,748	4,220,833
Richard C. Rosenzweig Executive Vice President, Corporate Development, General Counsel and Secretary	2023	464,110	250,000	2,747,904	386,978	420,131	84,879	4,354,002
Andreas G. Frank Executive Vice President Chief Business Officer	2023	721,479	—	1,811,457	562,877	529,620	121,275	3,746,708
	2022	481,370	1,000,000	4,419,220	499,762	315,000	531,766	7,247,118
Robert (Tony) A. Johnson Senior Vice President, Chief Supply Chain Officer	2023	541,110	500,000	1,046,625	325,413	400,393	124,218	2,937,759
Amounts in the table above and throughout the Proxy Statement are based on actual values and therefore amounts may not exactly recalculate due to rounding.
1.
Principal positions are the positions held at the end of 2023, with the exception of Mr. Rosenzweig who served as Senior Vice President, Corporate Development, General Counsel and Secretary until February 2024 at which time he assumed the title of Executive Vice President, Corporate Development, General Counsel and Secretary.

2.
Bonus amount for Mr. Rosenzweig is for a one-time cash payment at the start of his role as Senior Vice President, Corporate Development, General Counsel and Secretary and the bonus amount for Mr. Johnson was the second half of his one-time cash payment awarded 6 months after the start of his role as Senior Vice President, Chief Supply Chain Officer.

3.
Represents the aggregate grant date fair value for PRSUs at target and RSUs granted in each respective year as computed in accordance with FASB ASC Topic 718. In 2023, the number of shares that could be granted upon the conversion of the annual grant of PRSUs ranges from zero to a maximum of 2 times the target amount. The value of PRSUs assuming the highest level of performance conditions are achieved is as follows: Mr. Campion: $6,383,522; Mr. Coleman: $2,775,384; Mr. Rosenzweig: $1,720,750; Mr. Frank: $2,497,905; and Mr. Johnson: $1,443,271.

4.
Represents the grant date full fair value of compensation costs of stock options granted during the respective year for financial statement reporting purposes, using the Black-Scholes option pricing model as computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are similar to those included in Note 14, Equity, to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K.

5.	Amounts shown represent the Company’s Annual Incentive Plan awards earned for services provided in 2023 and 2022 that were paid in cash in 2023 and 2022, respectively.
6.	Amounts shown are described in the “All Other Compensation” table that follows.
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EXECUTIVE COMPENSATION TABLES
All Other Compensation
Name	401(k) Savings & ESOP Contributions(1)	SERP Contribution(2)	Relocation(3)	Commuting(4)	Total Other Compensation
Simon D. Campion	21,450	122,236	35,025	61,182	239,893
Glenn G. Coleman	18,550	66,153	677	—	85,380
Richard C. Rosenzweig	14,384	70,495	—	—	84,879
Andreas G. Frank	21,450	99,825	—	—	121,275
Robert (Tony) A. Johnson	21,450	102,768	—	—	124,218
(1)
Represents the 3% non-elective cash contributions and up to 3.5% of matching cash contributions by the Company into a 401(k) Savings Plan for U.S. NEOs up to the allowable statutory limit. For every dollar an employee contributes up to 6%, the Company matches 100% on the first 1% and 50% on the next 5%, for a total Company contribution opportunity of 6.5%.

(2)
Represents Company credits for the 2023 plan year to the U.S. SERP, a non-contributory retirement plan for a select group of management and/or highly compensated employees. Additional information is provided below under “Non-Qualified Deferred Compensation.”

(3)	Represents amounts for relocation expenses incurred in 2023. The amounts for Messrs. Campion and Coleman are related to their move to Charlotte, NC.
(4)	Represents commuting expenses to Mr. Campion’s principal work assignment location of Charlotte, NC.
64 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
2023 Grants of Plan-Based Awards
The following table reflects the terms of compensation plan-based awards granted to the NEOs in 2023:
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Stock Unit Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Stock Units (3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards (4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum* (#)
Simon D. Campion
Incentive Compensation		625,000	1,250,000	2,500,000	—	—	—	—	—	—	—
Annual Equity Grant
RSUs	3/3/2023	—	—	—	—	—	—	37,106	—	—	1,437,486
PRSUs	3/3/2023	—	—	—	37,107	74,213	148,426	—	—	—	3,191,761
Options	3/3/2023	—	—	—	—	—	—	—	114,400	38.74	1,437,346
Glenn G. Coleman
Incentive Compensation		260,000	520,000	1,040,000	—	—	—	—	—	—	—
Annual Equity Grant
RSUs	3/3/2023	—	—	—	—	—	—	16,133	—	—	624,992
PRSUs	3/3/2023	—	—	—	16,133	32,266	64,532	—	—	—	1,387,692
Options	3/3/2023	—	—	—	—	—	—	—	49,700	38.74	624,442
Richard C. Rosenzweig
Incentive Compensation		206,250	412,500	825,000	—	—	—	—	—	—	—
Annual Equity Grant
RSUs	3/3/2023	—	—	—	—	—	—	10,003	—	—	387,516
PRSUs	3/3/2023	—	—	—	10,003	20,005	40,010	—	—	—	860,375
Options	3/3/2023	—	—	—	—	—	—	—	30,800	38.74	386,978
One-Time Equity Grant
RSUs	3/3/2023	—	—	—	—	—	—	38,720	—	—	1,500,013
Andreas G. Frank
Incentive Compensation		273,000	546,000	1,092,000	—	—	—	—	—	—	—
Annual Equity Grant
RSUs	3/3/2023	—	—	—	—	—	—	14,520	—	—	562,505
PRSUs	3/3/2023	—	—	—	14,520	29,040	58,080	—	—	—	1,248,952
Options	3/3/2023	—	—	—	—	—	—	—	44,800	38.74	562,877
Robert (Tony) A. Johnson
Incentive Compensation		191,100	382,200	764,400	—	—	—	—	—	—	—
Annual Equity Grant
RSUs	3/3/2023	—	—	—	—	—	—	8,389	—	—	324,990
PRSUs	3/3/2023	—	—	—	8,390	16,779	33,558	—	—	—	721,636
Options	3/3/2023	—	—	—	—	—	—	—	25,900	38.74	325,413
(1)
Amounts shown represent threshold, target and maximum amounts for the 2023 AIP reflecting the Bonus Plan. The maximum award under the 2023 AIP reflecting the Bonus Plan is base salary, multiplied by the target incentive compensation percentage, multiplied by 2. The amount in the “Threshold” column assumes the Company achieves the minimum performance levels required for a payout for each metric. Payments or deferrals made under the Annual Incentive Plan for 2023 are shown in the “Non-Equity Incentive Plan Compensation” column of the “Summary

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EXECUTIVE COMPENSATION TABLES
Compensation Table For Fiscal Year ended December 31, 2023.” Refer to the “Compensation Discussion and Analysis — Determination of Annual Incentive Award Opportunities” for a description of the performance measures and criteria for payment of Non-Equity Incentive Plan Compensation.
(2)
These amounts represent the number of PRSUs that may vest depending on attainment of performance targets. The amount in the “Threshold” column shows the number of shares that will be paid out, assuming the Company achieves the minimum performance levels required for a payment of shares for each metric. Performance targets and target awards are described under “Compensation Discussion and Analysis — Determination of Annual Equity Incentive Compensation.” RSUs are credited with dividend equivalents and upon vesting are included in the stock distributed to recipients.

(3)
These amounts represent time based-vesting RSUs. RSUs are credited with dividend equivalents and upon vesting are included in the stock distributed to recipients. The terms of these grants are described under “Compensation Discussion and Analysis — Determination of Annual Equity Incentive Compensation.”

(4)
The grant date fair value of the 3/3/2023 RSUs and PRSUs, with the cumulative adjusted EPS metric, is the closing stock price on the date of grant of $38.74. The 3/3/2023 grant date fair value of PRSUs with the market-based metric of relative TSR uses the Monte Carlo Simulation method with a value $60.08. The 3/3/2023 grant date fair value of options uses the Black-Scholes option pricing model with a value of $12.564217. Assumptions used in the calculation of these amounts are similar to those included in Note 15, Equity, to the Company’s Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K.

66 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Outstanding Equity Awards at Fiscal Year End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (1) (#)	Total Number of Securities Underlying Unexercised Options (#)	Option Exercise Price (2) ($)	Option Expiration Date (3)	Number of Stock Units That Have Not Vested (4) (#)	Market Value of Stock Units That Have Not Vested (5) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested (6) (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested (7) ($)
Simon D. Campion
Annual Equity Grants	—	114,400	114,400	38.74	3/3/2033	—	—	—	—
	—	—	—	—	—	—	—	60,035	2,136,648
	—	—	—	—	—	—	—	15,009	534,180
	—	—	—	—	—	37,522	1,335,396	—	—
One-Time Equity Grants	—	—	—	—	—	151,163	5,379,902	—	—
	—	114,400	114,400			188,685	6,715,298	75,044	2,670,828

Glenn G. Coleman
Annual Equity Grants	—	49,700	49,700	38.74	3/3/2033	—	—	—	—
	—	—	—	—	—	—	—	26,102	928,976
	—	—	—	—	—	—	—	6,525	232,235
	—	—	—	—	—	16,314	580,606	—	—
One-Time Equity Grants	24,867	49,733	74,600	31.34	11/15/2032	—	—	—	—
	—	—	—	—	—	—	—	38,871	1,383,417
	—	—	—	—	—	—	—	9,717	345,836
	—	—	—	—	—	16,196	576,419	—	—
	—	—	—	—	—	16,714	594,840	—	—
	24,867	99,433	124,300			49,223	1,751,864	81,216	2,890,464

Richard C. Rosenzweig
Annual Equity Grants	—	30,800	30,800	38.74	3/3/2033	—	—	—	—
	—	—	—	—	—	—	—	16,183	575,963
	—	—	—	—	—	—	—	4,046	143,991
	—	—	—	—	—	10,115	359,995	—	—
One-Time Equity Grants	—	—	—	—	—	39,154	1,393,482	—	—
	—	30,800	30,800			49,269	1,753,477	20,229	719,954
DENTSPLY SIRONA INC. – Proxy Statement 67

EXECUTIVE COMPENSATION TABLES
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (1) (#)	Total Number of Securities Underlying Unexercised Options (#)	Option Exercise Price (2) ($)	Option Expiration Date (3)	Number of Stock Units That Have Not Vested (4) (#)	Market Value of Stock Units That Have Not Vested (5) ($)	Equity Incentive Plan Awards: Number of Unearned Stock Units That Have Not Vested (6) (#)	Equity Incentive Plan Awards: Market Value of Stock Units That Have Not Vested (7) ($)
Andreas G. Frank
Annual Equity Grants	17,134	34,266	51,400	30.60	11/16/2032	—	—	—	—
	—	44,800	44,800	38.74	3/3/2033	—	—	—	—
	—	—	—	—	—	—	—	26,541	944,582
	—	—	—	—	—	—	—	6,635	236,146
	—	—	—	—	—	—	—	23,492	836,089
	—	—	—	—	—	—	—	5,873	209,022
	—	—	—	—	—	11,059	393,587	—	—
	—	—	—	—	—	14,683	522,556	—	—
One-Time Equity Grants	—	—	—	—	—	66,351	2,361,448	—	—
	17,134	79,066	96,200			92,093	3,277,591	62,541	2,225,839

Robert (Tony) A. Johnson
Annual Equity Grants	2,900	5,800	8,700	30.21	11/29/2032	—	—	—	—
	—	25,900	25,900	38.74	3/3/2033	—	—	—	—
	—	—	—	—	—	—	—	4,500	160,164
	—	—	—	—	—	—	—	1,125	40,032
	—	—	—	—	—	—	—	13,573	483,076
	—	—	—	—	—	—	—	3,394	120,778
	—	—	—	—	—	1,875	66,733	—	—
	—	—	—	—	—	8,483	301,909	—	—
One-Time Equity Grants	—	—	—	—	—	56,007	1,993,273	—	—
	2,900	31,700	34,600			66,365	2,361,915	22,592	804,050
1.
Options granted become exercisable over a period of three years after the date of grant at the rate of one-third per year, except that they become immediately exercisable upon death, disability or qualified retirement. The non-exercisable stock options with the following expiration dates vested or will vest as indicated below:

Options granted to Messrs. Campion, Coleman, Rosenzweig, Frank and Johnson vested or will vest as follows, as applicable:
Expiration Date	Vesting Schedules
11/15/2032	One-third vested November 15, 2023, one-third will vest November 15, 2024 and the remaining one-third will vest November 15, 2025.
11/16/2032	One-third vested November 16, 2023, one-third will vest May 13, 2024 and the remaining one-third will vest May 13, 2025.
11/29/2032	One-third vested November 29, 2023, one-third will vest November 29, 2024 and the remaining one-third will vest November 29, 2025.
3/3/2033	One-third vested March 3, 2024, one-third will vest March 3, 2025 and the remaining one-third will vest March 3, 2026.
2.
The Company’s stock options are typically approved at the Board meeting in February each year, with a grant date that is generally three trading days after the Company’s report of financial results on Form 10-K for the prior year.

3.	Stock options generally expire ten years after the grant date.
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EXECUTIVE COMPENSATION TABLES
4.
RSUs restrictions lapse and the units convert to shares of stock based on the schedules below, except that they become immediately vested upon death, disability or qualified retirement, as applicable. The number of RSUs include dividend equivalent rights that have accrued for dividends payable and are subject to the same conditions and vesting periods as the RSUs originally granted.

For Mr. Campion, RSUs with the following grant dates will vest as indicated below:
Grant Date	Vesting Schedules
11/15/2022	One-time equity grant of RSUs vested one-third September 12, 2023, one-third will vest September 12, 2024 and the remaining one-third will vest September 12, 2025.
3/3/2023	Annual equity grant of RSUs vested one-third March 3, 2024, one-third will vest March 3, 2025 and the remaining one-third will vest March 3, 2026.
For Mr. Coleman, RSUs with the following grant dates will vest as indicated below:
Grant Date	Vesting Schedules
11/15/2022	One-time equity grant of RSUs vested one-third November 15, 2023, one-third will vest November 15, 2024 and the remaining one-third will vest November 15, 2025.
11/22/2022	One-time equity grant of RSUs vested one-third November 22, 2023, one-third will vest November 22, 2024 and the remaining one-third will vest November 22, 2025.
3/3/2023	Annual equity grant of RSUs vested one-third March 3, 2024, one-third will vest March 3, 2025 and the remaining one-third will vest March 3, 2026.
For Mr. Rosenzweig, RSUs with the following grant dates will vest as indicated below:
Grant Date	Vesting Schedules
3/3/2023	Annual equity grant of RSUs vested one-third March 3, 2024, one-third will vest March 3, 2025 and the remaining one-third will vest March 3, 2026.
3/3/2023	One-time equity grant of RSUs vested one-third March 3, 2024, one-third will vest March 3, 2025 and the remaining one-third will vest March 3, 2026.
For Mr. Frank, RSUs with the following grant dates vested as indicated below:
Grant Date	Vesting Schedules
11/16/2022	Annual equity grant of RSUs vested one-third November 16, 2023, one-third will vest May 13, 2024 and the remaining one-third will vest May 13, 2025.
11/16/2022	One-time equity grant of RSUs vested one-third November 16, 2023, one-third will vest May 13, 2024 and the remaining one-third will vest May 13, 2025.
3/3/2023	Annual equity grant of RSUs vested one-third March 3, 2024, one-third will vest March 3, 2025 and the remaining one-third will vest March 3, 2026.
For Mr. Johnson, RSUs with the following grant dates vested or will vest as indicated below:
Grant Date	Vesting Schedules
11/29/2022	Annual equity grant of RSUs vested one-third November 29, 2023, one-third will vest November 29, 2024 and the remaining one-third will vest November 29, 2025.
11/29/2022	One-time equity grant of RSUs vested one-third November 29, 2023, one-third will vest November 29, 2024 and the remaining one-third will vest November 29, 2025.
3/3/2023	Annual equity grant of RSUs vested one-third March 3, 2024, one-third will vest March 3, 2025 and the remaining one-third will vest March 3, 2026.
5.	The market value represents the number of RSUs granted and the associated dividend equivalent rights, multiplied by the December 29, 2023 stock closing market price of $35.59.
DENTSPLY SIRONA INC. – Proxy Statement 69

EXECUTIVE COMPENSATION TABLES
6.
Includes annual PRSU grants at target (prior to attainment), which are subject to three (3) year cliff vesting. Restrictions lapse and the units convert to shares of stock three years after the date of grant or when attainment is known, and that a performance objective is met, except that they become immediately vested upon death or disability. The number of PRSUs include dividend equivalent rights that have accrued for dividends payable and are subject to the same conditions and vesting periods as the PRSUs originally granted. PRSUs are shown at the target amount including the accrued dividend equivalent rights for the grants made November 15, 2022, November 16, 2022, November 29, 2022 and March 3, 2023 as applicable.

7.	The market value represents the number of PRSUs granted at the target amount and the associated dividend equivalent rights, multiplied by the December 29, 2023 stock closing market price of $35.59.
Option Exercises and Stock Vested
The following table sets forth the actual value received by the NEOs upon exercise of stock options or vesting of stock awards in 2023.
	Option Awards(1)		Stock Awards(2)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Simon D. Campion	—	—	75,274	2,758,792
Glenn G. Coleman	—	—	16,464	499,478
Richard C. Rosenzweig	—	—	—	—
Andreas G. Frank	—	—	38,704	1,145,638
Robert (Tony) A. Johnson	—	—	28,941	906,722
1.	None of the NEOs exercised stock options in 2023.
2.	The amounts shown are calculated based on the closing price of a share of common stock on Nasdaq on the date of vesting.
70 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Non-Qualified Deferred Compensation
Name	Plan Name	Executive Contributions (1,2) ($)	Registrant Contributions(3) ($)	Aggregate Earnings(4,5) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance ($)
Simon D. Campion	Supplemental Executive Retirement Plan	—	122,236	—	—	122,236
	Dentsply Sirona Inc. Supplemental Savings Plan(6)	100,000	—	9,105	—	109,105
Glenn G. Coleman	Supplemental Executive Retirement Plan	—	66,153	—	—	66,153
	Dentsply Sirona Inc. Supplemental Savings Plan	322,115	—	27,680	—	349,795
Richard C. Rosenzweig	Supplemental Executive Retirement Plan	—	70,495	—	—	70,495
	Dentsply Sirona Inc. Supplemental Savings Plan	—	—	—	—	—
Andreas G. Frank	Supplemental Executive Retirement Plan	—	99,825	19,824	—	276,122
	Dentsply Sirona Inc. Supplemental Savings Plan	—	—	—	—	—
Robert (Tony) A. Johnson	Supplemental Executive Retirement Plan	—	102,768	—	—	102,768
	Dentsply Sirona Inc. Supplemental Savings Plan	—	—	—	—	—
(1)	The SERP is fully funded by the Company; therefore, participants cannot contribute funds to the SERP.
(2)
The DSSSP is funded by participant contributions and Messrs. Campion and Coleman did not receive an employer restoration contribution for 2023. The amounts shown include salary and fiscal 2022 non-equity incentive awards deferred during fiscal 2023.

(3)	Amounts represent unfunded credits allocated to participants’ SERP accounts for 2023. They are included in the “All Other Compensation” column in the Summary Compensation Table.
(4)
Participants in the SERP can elect to have these benefits administered as savings with interest or stock unit accounts with dividend equivalents, with stock units being distributed in the form of common stock at the time of distribution. The amounts represent unfunded interest, depreciation, appreciation, and/or dividend credits allocated to participants’ accounts in 2023. Earnings are calculated using market rates. For this reason, these amounts are not reported in the “All Other Compensation” column in the Summary Compensation Table for Fiscal Year ended December 31, 2023. Earnings are not reported to the Internal Revenue Service until withdrawn.

(5)
Participants in the DSSSP can allocate contributions to reference investment alternatives, which serve as an index to determine changes in account value. The amounts represent unfunded interest, depreciation, appreciation, and/or dividend credits allocated to participants’ accounts in 2023. Earnings are calculated using market rates associated with the selected investments. For this reason, these amounts are not reported in the “All Other Compensation” column in the Summary Compensation Table for Fiscal Year ended December 31, 2023. Earnings are not reported to the Internal Revenue Service until withdrawn.

(6)	Refer to the “Compensation Discussion and Analysis — Supplemental Executive Retirement Plan and Supplemental Savings Plan” for a description of the Dentsply Sirona Inc. Supplemental Savings Plan.
DENTSPLY SIRONA INC. – Proxy Statement 71

EXECUTIVE COMPENSATION TABLES
The table below discloses potential distributions of the SERP for the NEOs as if they had been terminated as of December 31, 2023:
Name of Officer	Retirement ($)	Employee Resignation ($)	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Resignation Without Cause ($)	Termination After Change in Control ($)	Death ($)
Simon D. Campion	—	—	—	—	—	122,236	122,236
Glenn G. Coleman	—	—	—	—	—	66,153	66,153
Richard C. Rosenzweig	—	—	—	—	—	70,495	70,495
Andreas G. Frank	—	—	—	—	—	276,122	276,122
Robert (Tony) A. Johnson	—	—	—	—	—	102,768	102,768
72 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Employment Agreements/Offer Letters and Potential Payments Upon Termination or Change in Control
Dentsply Sirona has entered into employment agreements or offer letters with all of the NEOs who were in office during 2023. The following is a discussion of the material terms of such NEOs’ employment agreements or offer letters for our NEOs employed during 2023:
GENERAL TERMS
Name of Executive Officer	Effective Date	Term	Annual Base Salary	Cash Signing Bonus	Non-Equity Incentive	Equity Incentive	Benefits	Non- compete/ non-solicit
Simon D. Campion	9/12/2022	3 years and 24 month renewals unless terminated	$1,000,000 (subject to periodic review)	N/A	125% target bonus pro-rated for length of service in 2022
“Make-whole” equity grant with fair value of $7,000,000 vesting ratably after three years subject to continued employment.
Annual equity incentive awards with target of no less than $5,000,000 grant date fair value, the final value, type, and terms of which will be determined by Human Resources Committee of the Board.
							Participation in Company plans.	2 years
Glenn G. Coleman	9/26/2022	N/A	$650,000 (subject to annual review)	Cash payment of $300,000	80%
Annual equity incentive awards with target of $3,000,000 grant date fair value, the final value, type, and terms of which will be determined by Human Resources Committee of the Board
For 2022, one-time award with target of $2,500,000 grant date fair value, consisting of 25% in time-based RSUs, 25% in stock options and 50% in PRSUs and $750,000 grant date fair value in time-based RSUs.
							Participation in Company plans.	2 years
Richard C. Rosenzweig	2/27/2023	N/A	$550,000 (subject to periodic review)	Cash payment of $250,000	75%
Annual equity incentive awards with target of $1,550,000 grant date fair value, the final value, type, and terms of which will be determined by Human Resources Committee of the Board
For 2023, one-time award with target of $1,500,000 grant date fair value in time-based RSUs
							Participation in Company plans	2 years
Andreas G. Frank	5/1/2022	N/A	$728,000 (subject to periodic review)	“Make- whole” cash payment of $1,000,000	75%
Annual equity incentive awards with target of $2,000,000 grant date fair value, the final value, type, and terms of which will be determined by Human Resources Committee of the Board.
For 2022, one-time $3,000,000 grant date fair value in time-based RSUs.
							Participation in Company plans.	2 years
DENTSPLY SIRONA INC. – Proxy Statement 73

EXECUTIVE COMPENSATION TABLES
Name of Executive Officer	Effective Date	Term	Annual Base Salary	Cash Signing Bonus	Non-Equity Incentive	Equity Incentive	Benefits	Non- compete/ non-solicit
Robert (Tony) A. Johnson	11/28/2022	N/A	$546,000 (subject to periodic review)	Cash payment of $1,000,000	70%
Annual equity incentive awards with target of $1,300,000 grant date fair value, the final value, type, and terms of which will be determined by Human Resources Committee of the Board For 2022, one-time award with target of $2,300,000 grant date fair value in time-based RSUs
							Participation in Company plans	2 years
74 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Payments Upon Termination and/or Change of Control
Below is a summary of potential payments owed to the NEOs upon termination and/or change in control pursuant to their respective employment agreements or offer letters, as applicable, in connection with any applicable Company plan or plans, including the Key Employee Severance Benefits Plan. According to the employment agreement of Mr. Campion, all such payments except for those listed under “Payments Made Upon Termination” below are subject to the signing and not revoking of a general release of claims. Additionally, in the case of Mr. Campion, payments listed under “Payments Made Upon a Non-COC Qualified Termination” and those listed under “Payments Made Upon a COC-Qualified Termination” are additionally subject to the signing and not revoking of a separation agreement on or before the 50th day following separation from service.
Payments Made Upon Termination
Each of Mr. Campion, Mr. Coleman, Mr. Frank, Mr. Rosenzweig, and Mr. Johnson (the “Current NEOs”) would be entitled to receive amounts previously earned and unpaid during his or her employment, regardless of the reason for the termination of employment. Those amounts include:
(1)	any unpaid portion of the executive’s annual base salary earned through the date of termination;
(2)	any earned but unpaid annual incentive payout for the prior fiscal year, except in the case of a termination of executive’s employment for Cause;
(3)	any reasonable travel and business expenses incurred in the performance of such executive’s duties to the Company;
(4)	any amounts or benefits accrued under any employee benefit plans, programs or arrangements, payable in accordance with the terms thereof, including:
(a)	vested stock options could be exercised within 90 days of termination;
(b)	lump sum distributions would be made for amounts accrued and vested through the 401(k) Savings and ESOP;
(c)	distributions would be made for amounts accrued and vested through the SERP and SSP; and
(5)	any accrued but unused paid time off.
Payments Made Upon Retirement
In addition to the items listed above, each Current NEO would be entitled to the following in the event of a “qualified retirement.” Under the Equity Plan (which defines “qualified retirement” as age 65):
(1)	Awards with only a time qualification for vesting will fully vest on the date of retirement;
(2)	Awards having any performance criteria will fully vest at target on the date of retirement; and
(3)	Options will fully vest on the date of retirement.
Termination for Cause
Notwithstanding the foregoing items, if an NEO is determined to have been terminated for Cause, such NEO would not be entitled to the post-termination benefits described herein. In addition, all of such NEO’s outstanding unvested awards would terminate.
DENTSPLY SIRONA INC. – Proxy Statement 75

EXECUTIVE COMPENSATION TABLES
Payments Made Upon a Non-COC Qualified Termination
If Mr. Campion (A) resigns for “Good Reason” (as defined in the Severance Plan and described above in the Key Employee Severance Benefits Plan Section and also includes any material reduction in Mr. Campion’s equity incentive compensation) or (B) is involuntarily terminated by the Company without “Cause” (as defined in the Severance Plan and described above in the Key Employee Severance Benefits Plan Section) (each, a “Non-COC Qualified Termination”), subject to signing a general release of claims, Mr. Campion would be entitled to receive severance pay equal to:
(1)
2.0 times the sum of: (i) his annual base salary; (ii) his annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his active insurance coverage elections at the date of termination;

(2)	a prorated annual bonus, if any, payable in the normal course with other executives based upon the actual achievement of performance targets for the fiscal year including the date of termination, and
(3)
for any equity-compensation awards held pursuant to the Equity Plan, if such awards provide for accelerated vesting in the event of termination without Cause, then such awards are also deemed to accelerate vesting in the event of a resignation with Good Reason (as defined in the Severance Plan).

Upon a Non-COC Qualified Termination of any of the Current NEOs other than Mr. Campion, subject to signing a general release of claims, such Current NEO would be entitled to receive severance equal to:
(1)
1.0 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination;

(2)	a prorated annual bonus, if any, payable in the normal course with other executives based upon the actual achievement of performance targets for the fiscal year including the date of termination; and
(3)
for any equity-compensation awards held pursuant to the Equity Plan, if such awards provide for accelerated vesting in the event of termination without Cause, then such awards are also deemed to accelerate vesting in the event of a resignation with Good Reason.

Payments Made Upon a COC-Qualified Termination
If Mr. Campion (A) resigns for “Good Reason” (as defined in the Severance Plan and described above in the Key Employee Severance Benefits Plan Section) or (B) is involuntarily terminated by the Company without “Cause” (as defined in the Severance Plan and described above in the Key Employee Severance Benefits Plan Section and also includes any material reduction in Mr. Campion’s equity incentive compensation) in connection with, or within a specified period of time following a “change of control” (as defined in the Severance Plan) (a “COC Qualified Termination”), subject to signing a general release of claims, Mr. Campion would be entitled to receive severance pay equal to:
(1)
3.0 times the sum of: (i) his annual base salary; (ii) his annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his active insurance coverage elections at the date of termination; and

(2)
for any equity-compensation awards held pursuant to the Equity Plan, then pursuant to Mr. Campion’s employment agreement, all of his outstanding equity awards shall become fully vested (with performance-based awards deemed achieved at the greater of target performance or the levels or level at which performance was tracking at the time of the change of control and giving effect to any impact that the change in control had on the Company’s stock price, if any).

76 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Upon a COC Qualified Termination of any of the Current NEOs other than Mr. Campion, subject to signing a general release of claims, such Current NEO would be entitled to receive severance equal to:
(1)
2.0 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination; and

(2)
for any equity-compensation awards held pursuant to the Equity Plan, if such awards provide for accelerated vesting in the event of a “change in control” (as defined in the Equity Plan), then “Good Reason” for purposes of accelerated vesting under the Equity Plan shall instead be determined under the definition of Good Reason under the Severance Plan.

Payments Made Upon a Limited Initial Coverage Period Qualified Termination
During the period beginning May 25, 2022 and ending December 31, 2023, which is the period during which the Company was transitioning from the prior permanent CEO of the Company, if any of the Current NEOs other than Mr. Campion were terminated outside of a change of control (as defined in the Severance Plan) on or prior to December 31, 2023 (a “Limited Initial Coverage Period Qualified Termination”), such Current NEO would be entitled to receive severance equal to:
(1)
1.5 times the sum of: (i) his or her annual base salary; (ii) his or her annual target bonus for the fiscal year including the date of termination; and (iii) 12 months of applicable monthly COBRA charges for continuation of medical, dental and vision insurances on a post-employment basis which are based on his or her active insurance coverage elections at the date of termination;

(2)	a prorated annual bonus, if any, payable in the normal course with other executives based upon the actual achievement of performance targets for the fiscal year including the date of termination; and
(3)
if such Current NEO received a retention equity award via notification from the interim CEO on April 27, 2022, such retention equity award becomes fully vested and nonforfeitable upon the date of such Limited Initial Coverage Period Qualified Termination.

Effective January 1, 2024, a Limited Initial Coverage Period Qualified Termination is no longer applicable.
Termination Upon Death or Disability
If Mr. Campion separates from the Company due to death or disability, except in the case of termination for Cause or by Mr. Campion without Good Reason, Mr. Campion or his estate or beneficiaries would be entitled, in addition to the payments and benefits set forth above under “Payments Made Upon Termination” to any earned but unpaid annual incentive payout for the prior fiscal year. In addition, pursuant to Mr. Campion’s employment agreement, he (or his estate or beneficiaries) would be entitled to a prorated portion of the annual incentive payout for the fiscal year of such termination based on the actual performance of the Company and his outstanding equity awards will vest in full on the date of such termination, with any performance-based equity awards being deemed achieved at target performance level through the date of termination.
Certain Adjustments in Payments to Named Executive Officers
If any payment or benefit as described above due under the employment agreements or otherwise would constitute an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code, the following applies for Mr. Campion:
(1)
the amounts otherwise payable and benefits otherwise due will either (i) be delivered in full, or (ii) be limited to the minimum extent necessary to ensure that no portion thereof will fail to be tax-deductible to the Company by reason of Section 280G of the Internal Revenue Code, whichever of the foregoing amounts, taking into account the applicable federal, state or local income and employment taxes and the excise tax imposed under Section 4999 of the Internal

DENTSPLY SIRONA INC. – Proxy Statement 77

EXECUTIVE COMPENSATION TABLES
Revenue Code, results in the receipt by Mr. Campion, on an after-tax basis, of the greatest amount of benefits, notwithstanding in the case of (i) above that some portion of the value of such payments or benefits may be non-deductible under Section 280G of the Code and subject to excise tax imposed under Section 4999 of the Internal Revenue Code.
(2)
In general, in the event that the payments and/or benefits are to be reduced pursuant to (1)(ii) above, such payments and benefits will be reduced such that the reduction of cash compensation to be provided to Mr. Campion is minimized.

Estimated Payments Payable to a NEO Upon Termination or Change in Control
The following tables contain estimated potential payments that may be due to a NEO should termination of employment or change in control occur. These amounts assume that the date of termination was December 31, 2023 and include actual amounts earned through that time and estimates of amounts which would have been paid as of such date. The common stock price was assumed to remain at $35.59 per share, the closing price on December 29, 2023, the last trading day of fiscal year 2023. Although the calculations are intended to provide reasonable estimates of potential payments, they are based on assumptions and may not represent the actual amount an NEO would receive upon termination of employment under the applicable circumstances. Actual amounts to be paid may differ and can only be determined in the event of and at the time of an executive officer’s termination of employment. The payments listed represent the incremental amounts due to the NEO that exceed what the NEO would have received without the termination, change in control or death. Not included in these tables are the following payments to which the NEOs are already entitled and which have been reported in previous sections of this proxy statement:
•	amounts previously earned under the Company’s non-equity annual incentive plans; and
•	the exercise of outstanding vested options (reported in the “Outstanding Equity Awards at Fiscal Year End” table).
Simon D. Campion
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	2,000,000	2,000,000	3,000,000	—
Non Equity Incentive Compensation Plan	2,500,000	2,500,000	3,750,000	—
Stock Options	—	—	—	—
Stock Awards & Dividends	5,379,902	5,379,902	9,386,126	9,386,126
401(k)	—	—	—	—
Supplemental Executive Retirement Plan	—	—	122,236	122,236
Medical, Dental and Vision Insurances	60,555	60,555	90,832	—
Short and Long-Term Disability Insurance	1,020	1,020	1,530	—
Basic Life and Accidental Death and Dismemberment Insurance	2,328	2,328	3,492	1,000,000
Total	9,943,804	9,943,804	16,354,216	10,508,362
78 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Glenn G. Coleman
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	975,000	975,000	1,300,000	—
Non Equity Incentive Compensation Plan	780,000	780,000	1,040,000	—
Stock Options	—	—	211,365	211,365
Stock Awards & Dividends	—	—	4,642,328	4,642,328
401(k)	—	—	—	—
Supplemental Executive Retirement Plan	—	—	66,153	66,153
Medical, Dental and Vision Insurances	45,115	45,115	60,153	—
Short and Long-Term Disability Insurance	765	765	1,020	—
Basic Life and Accidental Death and Dismemberment Insurance	1,702	1,702	2,270	975,000
Total	1,802,582	1,802,582	7,323,288	5,894,846
Richard C. Rosenzweig
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	825,000	825,000	1,100,000	—
Non Equity Incentive Compensation Plan	618,750	618,750	825,000	—
Stock Options	—	—	—	—
Stock Awards & Dividends	1,393,482	1,393,482	2,473,430	2,473,430
401(k)	—	—	—	—
Supplemental Executive Retirement Plan	—	—	70,495	70,495
Medical, Dental and Vision Insurances	45,416	45,416	60,555	—
Short and Long-Term Disability Insurance	765	765	1,020	—
Basic Life and Accidental Death and Dismemberment Insurance	1,440	1,440	1,921	825,000
Total	2,884,853	2,884,853	4,532,421	3,368,925
DENTSPLY SIRONA INC. – Proxy Statement 79

EXECUTIVE COMPENSATION TABLES
Andreas G. Frank
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	1,092,000	1,092,000	1,456,000	—
Non Equity Incentive Compensation Plan	819,000	819,000	1,092,000	—
Stock Options	—	—	170,987	170,987
Stock Awards & Dividends	2,361,448	2,361,448	5,503,430	5,503,430
401(k)	—	—	—	—
Supplemental Executive Retirement Plan	—	—	276,122	276,122
Medical, Dental and Vision Insurances	42,225	42,225	56,300	—
Short and Long-Term Disability Insurance	765	765	1,020	—
Basic Life and Accidental Death and Dismemberment Insurance	1,746	1,746	2,328	1,000,000
Total	4,317,184	4,317,184	8,558,187	6,950,539
Robert (Tony) A. Johnson
	Termination by Employee with Good Reason ($)	Termination by Company without Cause ($)	Termination After Change in Control ($)	Death ($)
Salary	819,000	819,000	1,092,000	—
Non Equity Incentive Compensation Plan	573,300	573,300	764,400	—
Stock Options	—	—	31,204	31,204
Stock Awards & Dividends	—	—	3,165,965	3,165,965
401(k)	—	—	—	—
Supplemental Executive Retirement Plan	—	—	102,768	102,768
Medical, Dental and Vision Insurances	45,416	45,416	60,555	—
Short and Long-Term Disability Insurance	765	765	1,020	—
Basic Life and Accidental Death and Dismemberment Insurance	1,430	1,430	1,907	819,000
Total	1,439,911	1,439,911	5,219,819	4,118,938
80 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
CEO Pay Ratio Disclosure
With a restructuring-related change to the employee population in 2023, a new median employee was selected for purposes of determining the CEO Pay ratio. As permitted under the SEC rules, in 2023, we used annual gross wages as our consistently applied compensation measure to determine our median employee, who was a full-time employee within the Clinical Affairs function located in the United States. We selected a determination date of December 31, 2023 to determine our employee workforce. We annualized pay for those who commenced work during 2023. We used a valid statistical sampling methodology to identify the median gross wages. Then, we identified employees who we expected were paid within a 2% range of that median value. We selected the median employee from that group and determined their total compensation was $53,410 in 2023.
Mr. Campion’s total compensation for the fiscal year ended December 31, 2023 as shown on the Summary Compensation Table on page 63 was $8,518,987, which included an actual base salary of $1,000,000, annual incentive plan amount of $1,212,500, relocation expenses of $35,025, commuting expenses of $61,182 and annual equity with the grant date fair value of $6,066,594. Based on the foregoing, our estimate of the ratio of the annual total compensation of our President and Chief Executive Officer to the median of the annual total compensation of all other employees was 160 to 1.
Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
DENTSPLY SIRONA INC. – Proxy Statement 81

EXECUTIVE COMPENSATION TABLES
Pay Versus Performance
The following table presents the Summary Compensation Table totals of our Principal Executive Officer (“PEO”) and the average of our other Named Executive Officers (“Other NEOs”) as well as their “compensation actually paid” for the past four fiscal years ending December 31, 2023, calculated in accordance with SEC rules.
									Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for Current PEO[1,5,6]	Summary Compensation Actually Paid to Current PEO[1,5,6]	Summary Compensation Table Total for 2022 First PEO[2,3]	Compensation Actually Paid to 2022 First PEO[2,3]	Summary Compensation Table Total for 2022 Second PEO[2]	Compensation Actually Paid to 2022 Second PEO[2]	Average Summary Compensation Table Total for Non- PEO NEOs[4]	Average Compensation Actually Paid to Non- PEO NEOs[4]	Total Shareholder Return[7]	Peer Group Total Shareholder Return[8]	Net Income (billions)[9]	Adjusted Earnings Per Share[10]
2023	$8,518,987	$9,338,886	$0	$0	$0	$0	$3,733,693	$3,765,305	$66	$143	($0.132)	$1.83
2022	$7,552,435	$7,664,113	$7,784,078	($4,551,477)	$6,999,995	$7,150,311	$4,911,944	$2,986,155	$58	$140	($0.950)	$2.09
2021	$0	$0	$9,251,885	$20,087,841	$0	$0	$2,384,897	$5,981,207	$100	$143	$0.411	$2.82
2020	$0	$0	$7,166,868	$4,390,322	$0	$0	$2,350,903	$2,006,914	$93	$113	($0.073)	$1.79
1.	Mr. Campion served as the Third PEO in 2022 and the only PEO in 2023. For purposes of this table, Mr. Campion is referred to as the “Current PEO.”
2.	In 2022, the PEOs included Donald M. Casey, Jr. (First PEO; former CEO), John P. Groetelaars (Second PEO; former interim CEO) and Mr. Campion (Third PEO).
3.	Mr. Casey served as the PEO in 2020 and 2021.
4.	The other NEOs for the applicable years were as follows:
a.	2023: Messrs. Coleman, Frank, Rosenzweig, and Johnson.
b.
2022: Barbara Bodem (former interim Executive Vice President, Chief Financial Officer), Cherée H. Johnson (former Senior Vice President, Chief Legal Officer, General Counsel), Jorge M. Gomez (former Executive Vice President, Chief Financial Officer), Mr. Coleman, Mr. Frank and Cord F. Staehler (former Senior Vice President, Chief Technology Officer).

c.
2021: Mr. Gomez, Walter Petersohn (former Senior Vice President, Chief Commercial Officer), Keith J. Ebling (former Executive Vice President, General Counsel & Secretary) and Daniel P. Key (former Senior Vice President, Chief Supply Chain Officer).

d.	2020: Mrs. Lisa M. Yankie (former Senior Vice President, Chief Human Resources Officer), Messrs. Gomez, Petersohn, Ebling and William E. Newell (former Senior Vice President, Chief Segment Officer).
5.
The dollar amounts reported in the Summary Compensation Table Total columns are the amounts of total compensation reported for the PEO or non-PEO NEOs for each corresponding year in the “Total” column of the “Summary Compensation Table.”

6.
The dollar amounts reported in the Compensation Actually Paid columns represent the amounts of “Compensation Actually Paid” to each respective PEO or non-PEO NEO, as computed in accordance with Item 402(v) of SEC Regulation S-K by taking the amount set forth in the “Total” column of the “Summary Compensation Table,” deducting the amounts set forth in the “Stock Awards” and “Option Awards” columns in the “Summary Compensation Table” and then including the equity award adjustment amount, as illustrated below for 2023.

7.
Total Shareholder Return (“TSR”) is calculated by dividing (i) the sum of: (a) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the difference between the Company’s share price at the end and the beginning of the measurement period, by (ii) the Company’s share price at the beginning of the measurement period.

8.
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The Market index used for the Peer Group TSR is the S&P 500 Healthcare Index.

9.	Net Income amounts in (billions) reflected in Dentsply Sirona’s audited consolidated finance statements for the applicable year.
10.
The Company has identified Adjusted Earnings Per Share as the company-selected measure for the pay versus performance disclosure, as it represents the most significant financial performance measure used to link compensation actually paid to the PEO and the Other NEOs to the Company’s performance in 2023.

82 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
The following adjustments were made to Mr. Campion’s equity valuations to determine the compensation actually paid to Mr. Campion in 2023.
Current PEO Equity Award Adjustment Breakout
Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments[1]
$5,796,125	$558,390	$0	$358,119	$0	$173,859	$6,886,493
The following adjustments were made to the equity valuations of the other NEOs to determine the average compensation actually paid to the other NEOs in 2023.
Non-PEO NEO Equity Award Adjustment Breakout
Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Fiscal Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments[1]
$2,259,738	$142,275	$0	($54,086)	$0	$63,280	$2,411,207
1.	The equity adjustments for the PEO and Non-PEO NEOs in the breakout tables above were calculated as follows:
a.	Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;
b.
Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

c.	Add, for awards that are granted and vest in the same year, the fair value as of the vesting date;
d.
Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;

e.
Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and

f.
Add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year.

Relationship Between Compensation Actually Paid and Performance
In the “Compensation Discussion and Analysis” section of this Proxy Statement, we provide greater detail on the elements of our executive compensation program and our “pay-for-performance” compensation philosophy. The “Compensation Actually Paid” values reflected in the Pay Versus Performance for 2023 table demonstrate the year-over-year fluctuations in compensation for our PEO and other NEOs based on key measures of company performance. As the table demonstrates, the compensation of our PEO and the other NEOs is greater when the performance of the key measures is high, and lower when performance is down, demonstrating the clear alignment of interests of our PEO and the other NEOs and our stockholders.
DENTSPLY SIRONA INC. – Proxy Statement 83

EXECUTIVE COMPENSATION TABLES
Compensation Actually Paid and Cumulative TSR
As described in more detail in the section captioned “Compensation Discussion and Analysis — Annual Equity Compensation”, the number of units earned for a portion of the PRSU grant is based on the Relative TSR for a three-fiscal-year performance period. As demonstrated by the following table, the amount of compensation actually paid to the PEO and the average amount of compensation actually paid to the Other NEOs is generally aligned with Dentsply Sirona’s TSR over each of the four years presented in the Pay Versus Performance Table for 2023.

Compensation Actually Paid vs. Dentsply Sirona TSR
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
-$5,000,000
Compensation Actually Paid
$120
$100
$80
$60
$40
$20
$0
Cumulative TSR
(Value of initial $100 Investment)
$93
$100
$58
$66
2020
2021
2022
2023
1st PEO
2nd PEO
3rd PEO
Avg for Non-PEO NEOs
Dentsply Sirona TSR

For each of the four years presented in the Pay Versus Performance Table for 2023, Dentsply Sirona’s cumulative TSR fell behind that of the S&P 500 Healthcare index peer group. The following table details the Company’s cumulative TSR in comparison to the Peer Group cumulative TSR for each of the measurement periods.

Dentsply Sirona TSR vs. Peer Group TSR
$150
$130
$110
$90
$70
$50
Cumulative TSR
(Value of initial $100 Investment)
$113
$143
$140
$143
$93
$100
$58
$66
2020
2021
2022
2023
Dentsply Sirona TSR
Peer Group TSR

84 DENTSPLY SIRONA INC. – Proxy Statement

EXECUTIVE COMPENSATION TABLES
Compensation Actually Paid and Net Income
As demonstrated by the following table, the amount of compensation actually paid to the PEO and the average amount of compensation actually paid the Other NEOs is generally aligned with Dentsply Sirona’s Net Income over the four years presented in the Table for 2023. While the Company does not use Net Income as a performance measure in the overall executive compensation program, the measure of Net Income is correlated with the measure of Net Sales, which is utilized in setting goals for annual incentive compensation and adjusted EPS and Net Sales which are utilized in determining the vesting of PRSUs that are awarded to the NEOs.

Compensation Actually Paid vs. Net Income
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
Compensation Actually Paid
$600
$400
$200
$0
($200)
($400)
($600)
($800)
($1,000)
Net Income (millions)
$411.00
($73.00)
($132.00)
($950.00)
2020
2021
2022
2023
1st PEO
2nd PEO
Current PEO
Avg for Non-PEO NEOs
Net Income (millions)

Compensation Actually Paid and Adjusted Earnings Per Share
As described in more detail in the section captioned “Compensation Discussion and Analysis — Annual Equity Compensation”, the number of units earned for a portion of the PRSU grant is based on the Adjusted Earnings Per Share for a three-fiscal-year performance period. As demonstrated by the following table, the amount of compensation actually paid to the PEO and the average amount of compensation actually paid to the Other NEOs is generally aligned with Dentsply Sirona’s Adjusted EPS over each of the four years presented in the Pay Versus Performance Table for 2023. The compensation actually paid to the current PEO increased despite the decrease in Adjusted EPS, as 2023 was his first full year with the Company and he received a full year of base salary and non-equity incentive plan versus pro-rated amounts in 2022.

Compensation Actually Paid vs. Adjusted Earnings Per Share
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
($5,000,000)
Compensation Actually Paid
$2.95
$2.75
$2.55
$2.35
$2.15
$1.95
$1.75
Adjusted Earnings Per Share
$2.82
$2.09
$1.79
$1.83
2020
2021
2022
2023
1st PEO
2nd PEO
3rd PEO
Avg for Non-PEO NEOs
Adjusted Earnings Per Share

DENTSPLY SIRONA INC. – Proxy Statement 85

EXECUTIVE COMPENSATION TABLES
Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers the most important in linking Compensation Actually Paid to our PEO and non-PEO NEOs for 2023 to company performance. The measures in this table are not ranked.
Financial Performance Measures
Organic Net Sales
Adjusted EBITDA Margin
Adjusted Earnings Per Share
Relative TSR
86 DENTSPLY SIRONA INC. – Proxy Statement

PRINCIPAL BENEFICIAL OWNERS OF SHARES
Stock Ownership of Directors and Executive Officers
The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of March 25, 2024 (unless otherwise indicated) held by (i) the NEOs, (ii) each director and nominee for director, (iii) all directors and executive officers of the Company as a group and (iv) all persons or groups believed by the Company to be the beneficial owners of more than 5% of its outstanding common stock, based on 207,626,646 shares of common stock outstanding as of such date. The business address for each of our directors and executive officers listed below is c/o DENTSPLY SIRONA Inc., 13320 Ballantyne Corporate Place, Charlotte, NC 28277.
Name	Total Shares Beneficially Owned(1)	Percent
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	25,187,041(2)	11.89%
BlackRock Inc., 50 Hudson Yards, New York, NY 10001	13,136,945(3)	6.20%
Artisan Partners Limited Partnership, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202	12,944,034(4)	6.10%
Nuance Investments, LLC, 4900 Main St, Ste 220, Kansas City, Missouri, 64112	11,603,889(5)	5.48%
Eric K. Brandt	90,016(6)	*
Simon D. Campion	102,268(7)	*
Glenn G. Coleman	66,957(8)	*
Willie A. Deese	64,394(9)	*
Andreas G. Frank	116,491(10)	*
Brian T. Gladden	0(11)	*
Betsy D. Holden	34,455(12)	*
Clyde R. Hosein	12,792(13)	*
Robert (Tony) A. Johnson	32,281(14)	*
Harry M. Jansen Kraemer Jr.	167,234(15)	*
Gregory T. Lucier	52,671(16)	*
Jonathan J. Mazelsky	1,708(17)	*
Richard C. Rosenzweig	20,848(18)	*
Leslie F. Varon	30,340(19)	*
Janet S. Vergis	16,347(20)	*
Dorothea Wenzel	4,535(21)	*
Directors and Executive Officers as a Group (23 persons)	1,083,535	0.52%
*	Less than 1%
(1)
Beneficial ownership is determined in accordance with rules of the SEC and includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of March 25, 2024 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options but are not deemed outstanding for computing the percentage beneficially owned by any other person.

DENTSPLY SIRONA INC. – Proxy Statement 87

PRINCIPAL BENEFICIAL OWNERS OF SHARES
(2)
The ownership of shares for The Vanguard Group, Inc. is based on information contained in (i) the Schedule 13G/A filed by The Vanguard Group, Inc. on February 13, 2024 for the period ended December 29, 2023 and consists of 25,187,041 shares of common stock of the Company beneficially owned by The Vanguard Group, Inc. and/or certain other non-reporting entities.

(3)
The ownership of shares for BlackRock, Inc. is based on information contained in (i) the Schedule 13G/A filed by BlackRock, Inc. on January 29, 2024 for the period ended December 31, 2023 and consists of 13,136,945 shares of common stock of the Company beneficially owned by BlackRock, Inc. and/or certain other non-reporting entities.

(4)
The ownership of shares for Artisan Partners Limited Partnership is based on information contained in (i) the Schedule 13G/A filed by Artisan Partners Limited Partnership on February 12, 2024 for the period ended December 31, 2023 and consists of 12,944,034 shares of common stock of the Company beneficially owned by Artisan Partners Limited Partnership and/or certain other non-reporting entities.

(5)
The ownership of shares for Nuance Investments, LLC is based on information contained in (i) the Schedule 13G filed by Nuance Investments, LLC. on February 5, 2024 for the period ended December 31, 2023 and consists of 11,603,889 shares of common stock of the Company beneficially owned by Nuance Investments, LLC and/or certain other non-reporting entities.

(6)
This number includes 38,254 shares held direct by Mr. Brandt; 5,400 shares held by the Brandt Family Trust; 38,000 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024; and 6,826 shares of restricted stock units and 1,536 shares that could be acquired pursuant to the Deferred Plan when Mr. Brandt ceases to be a Board member.

(7)	This number includes 64,494 shares held direct by Mr. Campion; and 38,134 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024.
(8)	This number includes 25,523 shares held direct by Mr. Coleman; and 41,434 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024.
(9)
This number includes 38,594 shares held direct by Mr. Deese; 34,800 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024 and 0 shares of restricted stock units that will vest when Mr. Deese ceases to be a Board member.

(10)
This number includes 38,435 shares held direct by Mr. Frank; and 49,201 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; and 38,855 shares of restricted stock units that will vest within 60 days of March 25, 2024.

(11)
This number includes 0 shares held direct by Mr. Gladden; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024 and 0 restricted stock units that will vest when Mr. Gladden ceases to be a Board member.

(12)
This number includes 2,720 shares held direct by Ms. Holden; 10,300 shares that could be acquired by Ms. Holden pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024.and 21,435 restricted stock units that will vest when Ms. Holden ceases to be a Board member.

(13)
This number includes 12,792 shares held direct by Mr. Hosein; 0 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024, and 0 restricted stock units that will vest within 60 days of March 25, 2024.

(14)	This number includes 20,747 shares held direct by Mr. Johnson; and 11,534 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024.
(15)
This number includes 135,599 shares held direct by Mr. Kraemer; 21,600 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024; 6,277 shares of restricted stock units that vested when Mr. Kraemer ceased to be a Board member and 2,758 shares that could have been acquired pursuant to the Deferred Plan when Mr. Kraemer ceased to be a Board member.

(16)
This number includes 37,761 shares held direct by Mr. Lucier; 15,000 shares held in an IRA, 0 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; and 0 shares of restricted stock units that will vest within 60 days of March 25, 2024.

88 DENTSPLY SIRONA INC. – Proxy Statement

PRINCIPAL BENEFICIAL OWNERS OF SHARES
(17)
This number includes 0 shares held direct by Mr. Mazelsky; 0 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024 and 1,708 shares that could be acquired pursuant to the Deferred Plan when Mr. Mazelsky ceases to be a Board member.

(18)	This number includes 10,581 shares held direct by Mr. Rosenzweig; and 10,267 shares that could be acquired pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024.
(19)
This number includes 18,043 shares held direct by Ms. Varon; 10,300 shares that could be acquired by Ms. Varon pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024; and 1,997 shares of restricted stock units that will vest when Ms. Varon ceases to be a Board member.

(20)
This number includes 16,347 shares held direct by Ms. Vergis; 0 shares that could be acquired by Ms. Vergis pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; and 0 shares of restricted stock units that will vest within 60 days of March 25, 2024.

(21)
This number includes 4,535 shares held direct by Dr. Wenzel; 0 shares that could be acquired by Dr. Wenzel pursuant to the exercise of stock options exercisable within 60 days of March 25, 2024; 0 shares of restricted stock units that will vest within 60 days of March 25, 2024.

DENTSPLY SIRONA INC. – Proxy Statement 89

DELINQUENT SECTION 16(a) REPORTS
The Company’s directors, certain officers and persons holding more than 10% of the Common Stock of the Company are required to report, within specified due dates, their initial ownership and any subsequent changes in ownership of the Company’s securities to the SEC. Based upon reports furnished to the Company or filed with the SEC and written representations and information provided to the Company, the Company believes that during fiscal year 2023, all such persons complied with all applicable filing requirements except for one report disclosing one late tax withholding transaction for Dr. Wenzel.
90 DENTSPLY SIRONA INC. – Proxy Statement

REPORT OF THE AUDIT AND
FINANCE COMMITTEE
In 2023, the Audit and Finance Committee was composed of the following four directors, all of whom were independent as defined by the listing standards of The Nasdaq Global Select Market: Ms. Leslie F. Varon, Mr. Clyde R. Hosein, Ms. Janet S. Vergis and Dr. Dorothea Wenzel. Ms. Vergis served on the Audit and Finance Committee until February 6, 2023. On January 1, 2024, the Board of Directors appointed Mr. Brian T. Gladden as a Director and as a member of the Audit and Finance Committee.
In addition, Ms. Varon, Mr. Gladden, Mr. Hosein and Dr. Wenzel were designated by the Board as “Audit Committee Financial Experts” under applicable rules and regulations of the SEC. The Audit and Finance Committee has and continues to operate under a written charter adopted by the Board. This charter is reviewed at least annually by the Audit and Finance Committee and the Board and amended as determined appropriate.
The Audit and Finance Committee reviews the Company’s financial reporting process on behalf of the Board. In addition, the Audit and Finance Committee approves and retains the Company’s independent registered public accounting firm.
Management is responsible for the Company’s internal controls, including internal control over financial reporting, and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and an audit of the Company’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”), and to issue a report thereon. The Audit and Finance Committee’s responsibility is to oversee these processes.
In this context, the Audit and Finance Committee has met and held discussions with management and PricewaterhouseCoopers LLP (“PwC”). Management represented to the Audit and Finance Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles (“GAAP”), and the Audit and Finance Committee has reviewed and discussed the audited financial statements with management and PwC. The Audit and Finance Committee discussed with PwC the matters required to be discussed by the applicable requirements of the PCAOB.
In addition, the Audit and Finance Committee has discussed with PwC the firm’s independence from the Company and its management and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence.
The Audit and Finance Committee discussed with PwC the overall scope and plans for their audits. The Audit and Finance Committee meets with PwC, with and without management present, to discuss the results of PwC’s examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based upon the Audit and Finance Committee’s discussions with management and PwC and the Audit and Finance Committee’s review of the representations of management and the report of PwC to the Audit and Finance Committee, the Audit and Finance Committee recommended that the Board include the audited financial statements in the Company’s Form 10-K for the year ended December 31, 2023 filed with the SEC.
Respectfully submitted,
THE AUDIT AND FINANCE COMMITTEE
Leslie F. Varon, Chair
Brian T. Gladden
Clyde R. Hosein
Dorothea Wenzel
DENTSPLY SIRONA INC. – Proxy Statement 91

PROXY ITEM NO. 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC
ACCOUNTANTS
Beginning in 2023, the Audit and Finance Committee conducted a competitive process to select the Company’s independent registered public accountants for the fiscal year ending December 31, 2024. The Committee invited several independent registered public accounting firms to participate in this process and evaluated the proposals of the independent registered public accounting firms and considered several factors, including the quality of the independent accounting firm’s team and leaders, communication approach and style, cultural fit, commitment and quality of interactions, quality of audit approach and technology, strength of practice, and quality of the firm’s audit practice, potential transition risks, auditor independence, and the appropriateness of fees relative to both efficiency and audit quality.
Following review of the proposals, the Audit and Finance Committee selected Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The Audit and Finance Committee believes that the engagement of Deloitte as the Company’s independent registered public accounting firm for 2024 is in the best interest of the Company and its stockholders. The Board of Directors recommends that stockholders ratify the Audit and Finance Committee’s selection of Deloitte as the Company’s independent registered public accounting firm for 2024. If the stockholders do not ratify the selection of Deloitte as the independent registered public accounting firm for the Company for 2024, the Audit and Finance Committee may ultimately determine to engage Deloitte or another audit firm without resubmitting the matter to stockholders.
As previously disclosed in our current report on Form 8-K dated March 7, 2024, the Audit and Finance Committee approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm on March 4, 2024. PwC was dismissed on March 4, 2024. PwC had been the Company’s auditors since 2000.
The reports of PwC on the Company’s consolidated financial statements, which were included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”) and for the fiscal year ended December 31, 2022, as amended (the “2022 Form 10-K”), did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2022 and 2023, and the subsequent interim period through April 10, 2024, there was no “reportable event” as set forth in Item 304(a)(1)(v) of Regulation S-K, except for (i) the material weaknesses in the Company’s internal control over financial reporting as reported in Item 4 of Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on August 7, 2023, and Item 9A of the 2022 Form 10-K, filed with the SEC on August 7, 2023, relating to segregation of duties specific to the creation of manual journal entries and (ii) the material weaknesses in the Company’s internal control over financial reporting as reported in Item 4 of Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 7, 2022, and Item 9A of Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on November 7, 2022, relating to (a) setting an appropriate tone at the top, (b) maintaining a sufficient complement of personnel with an appropriate level of knowledge about accounting for variable consideration related to customer incentive arrangements and (c) designing and maintaining effective controls associated with approving, communicating, and accounting for incentive arrangements with customers, impacting the completeness and accuracy of revenues, including variable consideration. The Committee has discussed these matters with PwC, and, as of December 31, 2023, these material weaknesses have been fully remediated.
In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and 2023, and in the subsequent interim period through April 10, 2024, there were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PwC, would have caused
92 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PwC to make reference to the subject matter of the disagreement in its reports. In connection with the audit of the Company’s financial statements, it is expected that Deloitte will also audit the financial statements of certain subsidiaries of the Company at the close of their current fiscal years. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement, if such person desires to do so, and to respond to appropriate questions.
The Audit and Finance Committee has adopted procedures for pre-approval of services provided by Deloitte. Under these procedures, all services to be provided by Deloitte must be pre-approved by the Audit and Finance Committee, or can be pre-approved by the Chair of the Audit and Finance Committee subject to ratification by the Audit and Finance Committee at its next meeting. Management makes a presentation to the Audit and Finance Committee (or the Chairman of the Audit and Finance Committee, as applicable) describing the types of services to be performed and the projected budget for such services. Following this presentation, the Audit and Finance Committee advises management of the services that are approved and the projected level of expenditure for such services. All of the fees reported above were approved by the Audit and Finance Committee in accordance with its procedures.
The Audit and Finance Committee reviewed summaries of the services to be provided by Deloitte and the related fees and determined that the provision of non-audit services was compatible with maintaining the independence of Deloitte.
The proposal to ratify the appointment of Deloitte will be approved by the stockholders if it receives the affirmative vote of a majority of the votes cast at the meeting on the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of voting on the proposal.
Neither our By-Laws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent auditor. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit and Finance Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Following is a summary and description of the fees billed to the Company by PwC for professional services rendered during 2023 and 2022 (in thousands):
	2023 ($)	2022 ($)
Audit fees(1)	11,802	14,028(5)
Audit-related fees(2)	—	21
Tax fees(3)	798	1,212
All other fees(4)	45	13
Total	12,645	15,274
(1)
Audit fees were for professional services rendered for each of the indicated fiscal years in connection with the audits of the Company’s annual consolidated financial statements included in its Form 10-K and review of quarterly consolidated financial statements included in Form 10-Qs, or for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements, including professional services related to the audit of the Company’s internal control over financial reporting.

(2)
Audit-related fees were for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements. Such services include consultations on financial accounting and reporting standards and acquisition-related due diligence services.

(3)	Tax fees were for tax compliance related to tax audits and professional services rendered for international tax consulting in each of the indicated fiscal years.
(4)
All other fees in 2022 and 2023 includes fees and expenses related to the Audit and Finance Committee’s internal investigation announced on May 10, 2022 and in connection with access to certain research services of PwC.

DENTSPLY SIRONA INC. – Proxy Statement 93

PROXY ITEM NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
(5)
2022 Audit fees also include approximately $5.8 million in fees in connection with the Audit and Finance Committee’s internal investigation announced on May 10, 2022, including associated accounting and restatement reviews.

The Audit and Finance Committee reviewed summaries of the services provided by PwC and the related fees and determined that the provision of non-audit services was compatible with maintaining the independence of PwC.

Recommendation of the Board
The Board unanimously recommends a vote FOR
the ratification of the appointment of Deloitte as our
independent registered public accountants for the year ending December 31, 2024.

94 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 3:
NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION FOR 2023
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its Named Executive Officers as disclosed in this Proxy Statement. This proposal is also referred to as the “Say-on-Pay” vote, which we currently hold annually and which is being presented to the stockholders at this year’s 2024 annual meeting.
The Human Resources Committee has overall responsibility for evaluating and determining the Company’s executive compensation. In 2023, all of the independent members of the Board approved the compensation of Mr. Campion, the President and Chief Executive Officer of the Company. The Human Resources Committee was during 2023, and is currently, comprised solely of independent directors. The Compensation Discussion and Analysis (“CD&A”) in this Proxy Statement provides an extensive description of the process and substance of the activity of the Human Resources Committee in determining executive compensation generally and for 2023.
Dentsply Sirona’s compensation philosophy is designed to align executive compensation with our short-term and long-term performance, and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for our executives is directly related to our stock price performance and to other performance factors that measure our progress against our strategic and operating plans.
Below is a summary of some key points of our executive compensation program.
We emphasize pay for performance and tie a significant amount of our NEOs’ pay to performance. Consistent with our performance-based compensation philosophy, we reserve the largest portion of potential compensation for performance and equity-based programs. Our performance-based annual incentive program rewards short-term performance, while our equity incentive awards, coupled with our mandatory stock ownership guidelines, reward long-term performance and align the interests of our executives with those of our stockholders. Performance goals under our annual incentive program and, as applicable, under our equity incentive awards, focus on objectives that the Human Resources Committee believes can drive the Company’s performance.
We believe that our compensation programs are aligned with the long-term interests of our stockholders. We believe that equity incentive awards coupled with our stock ownership guidelines serve to align the interests of our executives with those of our stockholders, by encouraging long-term performance. As such, equity awards are a key component of our executive compensation program. Stock options, RSUs and PRSUs more closely align the long-term interests of our executives with those of our stockholders. This is because the recipient will realize a higher level of compensation if our stock price increases over the life of the option and RSU.
Stockholders are urged to read the CD&A, which discusses in detail our compensation policies, procedures and practices, and the accompanying Executive Compensation Tables. The Human Resources Committee and the Board believe that these policies, procedures and practices are effective in implementing our compensation philosophy and in achieving the Company’s goals.
The Board strongly endorses the Company’s executive compensation program and recommends that the stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
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PROXY ITEM NO. 3: NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION FOR 2023
Although the advisory vote is non-binding and will not require the Company to take any action, the Human Resources Committee and the Board will consider our stockholders’ vote and take any concerns into account in future determinations concerning our executive compensation program.
Recommendation of the Board The Board unanimously recommends a vote FOR the approval of the above resolution and the Company’s executive compensation for 2023.
96 DENTSPLY SIRONA INC. – Proxy Statement

PROXY ITEM NO. 4:
APPROVAL OF THE 2024 OMNIBUS INCENTIVE PLAN
Introduction. On April 9, 2024, the Board of Directors of DENTSPLY SIRONA Inc. (called the “Company” in this proposal) adopted the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan (called the “Plan” in this proposal). The Plan will become effective May 22, 2024 subject to approval by the stockholders of DENTSPLY SIRONA pursuant to this proposal. Upon stockholder approval, the Plan will supersede the Company’s 2016 Omnibus Incentive Plan (the “2016 Plan”) but awards currently outstanding under the 2016 Plan will remain outstanding in accordance with their terms. The Plan will not become effective if it is not approved pursuant to this proposal, in which case the 2016 Plan will remain in effect in its current form, subject to its expiration date.
The Plan provides for both cash-based and equity-based incentive awards. The purpose of the Plan is to provide an additional incentive to selected officers, employees, and non-employee directors and consultants/advisors of the company or its affiliates whose contributions are essential to the growth and success of the business of the Company and its affiliates, in order to strengthen the commitment of such persons to the company and its affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its affiliates and strengthen the mutuality of interests between such persons and the Company’s stockholders.
Why Submit the Plan to a Vote of Our Stockholders? DENTSPLY SIRONA is submitting the Plan to a vote of its stockholders in order to comply with Nasdaq rules. Stockholder approval will also allow the company to grant incentive stock options within the meaning of Section 422 of the Code (called “ISOs” in this proposal) under the Plan.
Certain Plan Highlights
Some highlights of the Plan include the following:
•
Proposed Share Reserve. A total of 14,500,000 shares of common stock will be reserved for awards under the Plan. The share reserve will be reduced by one (1) share for every one (1) share that was subject to an option or stock appreciation right (called a “SAR” in this proposal) granted under the 2016 Plan after March 26, 2024, and 2.7 shares for every one (1) share that was subject to an award other than an option or share appreciation right granted under the 2016 Plan after March 26, 2024 and prior to the effective date.

If (i) any shares subject to an award are forfeited, an award expires or otherwise does not result in the issuance of all or a portion of the shares subject to such award, or an award is settled for cash (in whole or in part), or (ii) after March 26, 2024 any shares subject to an award under the 2016 Plan are forfeited, an award under the 2016 Plan expires or otherwise does not result in the issuance of all or a portion of the shares subject to such award, or is settled for cash (in whole or in part), then in each such case the shares subject to such award shall, to the extent of such forfeiture, expiration, non-issuance or cash settlement, be added to the Plan’s reserve. In the event that withholding tax liabilities arising from a full-value award or, after March 26, 2024, arising from a full-value award under the 2016 Plan are satisfied by the tendering of shares or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the Plan’s reserve. In each case, the shares shall be added to the reserve as one (1) share for every one (1) share that was subject to an option or share appreciation right and 2.7 shares for every one (1) share that was subject to an award other than an option or share appreciation right granted.
•
Prohibition Against Liberal Share Recycling of Options and SARs. The Plan prohibits the regranting of shares tendered by a participant or withheld as payment of the purchase price with any option or SAR or tendered by a participant or withheld to satisfy tax withholding obligations related to any option or SAR, shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof, and shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

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•
Minimum Vesting Requirement. The Plan generally provides that all but 5% of the awards granted under it will provide for a vesting period or performance period of at least one year following the date of grant, subject to limited exceptions as detailed below.

•
Prohibition Against Repricing. The Plan provides that the plan administrator may not reprice or cancel and regrant any option or SAR award at a lower exercise, base or purchase price or cancel any underwater option or SAR in exchange for cash, property or other awards without the approval of the Company’s stockholders.

•
Chage-in-Control Definition; No Single-Trigger Change in Control Vesting. The Plan does not contain a “liberal” change-in-control definition. The Plan provides that where outstanding awards are assumed or substituted for in connection with a change in control, the outstanding awards will not vest upon the occurrence of a change in control and will instead vest only upon a qualifying termination of employment (i.e., a termination by the employer without “cause” or by the participant for “good reason”) within twenty-four (24) months of a change in control. Where the outstanding awards are not so assumed or substituted for, the outstanding awards will vest and performance awards will be deemed achieved at the target level, immediately prior to the occurrence of the change in control.

•
No Dividends for Unvested Awards. The Plan provides that for any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) will either (i) not be paid or credited with respect to such award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and will only be paid at the time or times such vesting requirement(s) are satisfied. In no event will dividends or dividend equivalents be paid with respect to options or SARs.

•
Clawback. Awards, shares, amounts, or benefits received or outstanding under the Plan will be subject to applicable clawback policies of the Company and a participant’s acceptance of an award will constitute the participant’s acknowledgement of and consent to the Company’s clawback policies.

Rationale for Adoption of the Plan. The Plan is intended to promote the interests of the Company and its stockholders by providing a broad-based group of employees, non-employee directors and consultants/advisors with incentives to encourage them to enter into and continue in the employ or service of the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interests with those of the Company’s stockholders.
SUMMARY OF KEY STOCK PLAN DATA
Share Usage
The following table sets forth information regarding stock-settled, time-vested equity awards and target performance-based equity awards granted over each of the last three fiscal years:
	Year Ended December 31,			3-Year Average
	2023	2022	2021
Stock options & SARs granted (a)	700,000	800,000	500,000
Restricted stock, restricted stock units and performance awards granted (b)	1,700,000	3,300,000	1,000,000
Total equity awards (a+b)	2,400,000	4,100,000	1,500,000
Weighted average shares of Common Stock outstanding (c)	212,000,000	215,500,000	218,400,000
Burn rate ((a+b)/c)	1.13%	1.90%	0.69%	1.24%
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PROXY ITEM NO. 4: APPROVAL OF THE 2024 OMNIBUS INCENTIVE PLAN
Overhang as of March 26, 2024
The following table sets forth certain information as of March 26, 2024, unless otherwise noted, with respect to the Company’s outstanding equity awards.
Shares available for grant under the 2016 Plan	7,657,161*
Shares requested for approval under the new Plan (a)	14,500,000**
Shares subject to outstanding stock options/SARs	2,900,000
Weighted-average exercise price of outstanding stock options/SARs	$45.85
Weighted–average remaining term of outstanding stock options/SARs	6.3 years
Shares subject to outstanding full-value stock awards	5,000,000
Total outstanding stock options/SARs and full-value stock awards (b)	7,900,000
Shares of common stock outstanding as of the Record Date (c)	207,627,646
* Upon effectiveness of the Plan, no further awards will be made under the 2016 Plan.
** To the extent any awards are granted under the 2016 Plan after March 26, 2024, the proposed share reserve will be reduced by one (1) share for every one (1) share subject to an option or SAR and 2.7 shares for every one (1) share subject to an award other than an option or share appreciation right.
Our Board recognizes the impact of dilution on our shareholders and has evaluated this share request carefully in the context of the need to motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. If the Plan is approved, the total fully-diluted overhang as of March 26, 2024, would be approximately 9.7% if the entire reserve is granted as stock options and approximately 6.0% if the entire reserve is granted in the form of full value awards. The Company’s historical practice, has been to grant a combination of stock options and full-value awards, resulting in potential overhang between these two levels. In this context, fully-diluted overhang is calculated as the sum of awards outstanding under 2016 Plan plus the proposed share reserve under the Plan (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of March 26, 2024. Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
We expect that the share reserve under the Plan, if this proposal is approved by our shareholders, will be sufficient for awards to attract, retain, and motivate employees for approximately three (3) to four (4) years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the Plan’s reserve under permitted addbacks; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
Description of Plan. The following is a summary of the material features of the Plan. This summary is qualified in its entirety by the full text of the Plan, a copy of which is included as Appendix A to this proxy statement. You are encouraged to read the Plan carefully in its entirety, as well as this proxy statement, before making any decisions regarding your vote.
Types of Awards. The Plan provides for the issuance of options (including both ISOs and nonqualified options (called “NQSOs” in this proposal), which are options that do not qualify as ISOs), SARs, restricted shares, restricted share units (called “RSUs” in this proposal), share bonuses, other share-based awards and cash awards to employees and directors of the Company or its affiliates as well as (provided they are a natural person) any consultant or advisor to the Company or its affiliates.
Shares Available; Certain Limitations. 14,500,000 common shares shall initially be available for all awards under the Plan, less one (1) common share for every one (1) common share that was subject to an option or share appreciation right granted after March 26, 2024 under the 2016 Plan and 2.7 common shares for every one (1) common share that was subject to an award other than an option or SAR granted after March 26, 2024 under the 2016 Plan.
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PROXY ITEM NO. 4: APPROVAL OF THE 2024 OMNIBUS INCENTIVE PLAN
If (i) any shares subject to an award are forfeited, an award expires or otherwise does not result in the issuance of all or a portion of the shares subject to such award, or an award is settled for cash (in whole or in part), or (ii) after March 26, 2024 any shares subject to an award under the 2016 Plan are forfeited, an award under the 2016 Plan expires or otherwise does not result in the issuance of all or a portion of the shares subject to such award, or is settled for cash (in whole or in part), then in each such case the shares subject to such award shall, to the extent of such forfeiture, expiration, non-issuance or cash settlement, be added to the Plan’s reserve. In the event that withholding tax liabilities arising from a full-value award or, after March 26, 2024, arising from a full-value award under the 2016 Plan are satisfied by the tendering of shares or by the withholding of shares by the Company, the shares so tendered or withheld shall be added to the Plan’s reserve. In each case, the shares shall be added to the reserve as one (1) share for every one (1) share that was subject to an option or share appreciation right and 2.7 shares for every one (1) share that was subject to an award other than an option or share appreciation right granted. All of the shares initially available for issuance under the Plan may be made subject to ISOs.
Notwithstanding anything to the contrary, the following shares will not again be available for awards under the Plan: (a) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option under the Plan or the 2016 Plan, (b) shares tendered to or withheld by the Company to pay the withholding taxes relating to an outstanding option or stock appreciation right under the Plan or the 2016 Plan, (c) shares subject to a stock appreciation right under the Plan or the 2016 Plan that are not issued in connection with its stock settlement or exercise, or (d) shares repurchased by the Company on the open market with the proceeds of the exercise of an option under the Plan or the 2016 Plan.
The number of common shares reserved for issuance under the Plan will not include any shares available for issuance but not subject to an outstanding award under the existing equity incentive plan. Shares issued under the Plan may, in whole or in part, be authorized but unissued shares or shares held in treasury that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. No fractional shares will be issued or delivered pursuant to the Plan. The plan administrator will determine whether cash, other awards, or other property will be issued or paid in lieu of fractional shares or whether fractional shares or any rights thereto will be forfeited or otherwise eliminated.
The Plan provides that in each calendar year during any part of which the Plan is in effect, a non-employee director of the Company may not be granted awards for such individual’s service on the board of directors of the Company that, taken together with any cash fees paid to such non-employee director during such calendar year for such individual’s service on the board of directors of the Company, have a value in excess of $750,000; provided that, the administrator of the plan may make exceptions to this limit, except that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for non-employee directors.
In connection with a merger, consolidation, acquisition or similar transaction, awards may be granted in substitution for any options or other stock or stock-based awards granted before such transaction by a predecessor entity and such “substitute awards” shall not reduce the number of common shares authorized for grant under the Plan.
Administration. The Plan will be administered by the board of directors of the company, or if the board does not administer the Plan, a committee of the board appointed by the board to administrate the Plan that complies with Section 16 of the Exchange Act of 1934 and any other applicable legal or stock exchange listing requirements (the board or such committee being sometimes referred to as the plan administrator). The plan administrator may interpret the Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Plan.
Without limiting the foregoing paragraph, the plan administrator will have the authority to (i) select those individuals who will receive awards under the Plan, (ii) determine whether and to what extent awards will be granted to participants, (iii) determine the number of shares to be covered by each award granted under the Plan, (iv) determine the terms and conditions, not inconsistent with the terms of the Plan, of each award granted under the Plan, (v) construe and interpret the terms and provisions of the Plan and any award issued under the Plan (and any award agreement relating thereto), (vi) determine the fair market value in accordance with the terms of the Plan, (vii) determine the purpose of leaves of absence which may be granted to a participant without constituting termination of the participant’s employment, (viii) determine whether a participant is terminated by the Company for “cause,” (ix) adopt, alter and repeal administrative rules, guidelines and practices governing the Plan, (x) determine whether to require a participant, as a condition of the
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granting of any award, to not sell or otherwise dispose of common shares acquired pursuant to the exercise or vesting of an award for a period of time as determined by the plan administrator (xi) adopt, prescribe, amend and rescind rules and regulations relating to special rules, sub-plans, guidelines and provisions established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, (xii) modify, extend or renew an award, subject to the terms of the Plan, and (xiii) otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
To the extent permitted by applicable law, the board of directors of the Company may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as (and as if the officer for such purposes were) the plan administrator: (i) designate individuals to receive awards and (ii) determine the size of any such awards. However, the board of directors may not delegate such responsibilities to any executive officer for awards granted to any individual who is an executive officer, a non-employee director or a more than 10% beneficial owner of any class of the Company’s equity securities, and a designee may not grant awards to himself or herself or take any action with respect to any award previously granted to himself or herself. The officer must report periodically to the board (or applicable committee thereof) regarding the nature and scope of the awards granted pursuant to the authority delegated. Further, the plan administrator may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the plan administrator in the engagement of any such counsel, consultant, or agent shall be paid by the Company.
All decisions made by the plan administrator pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including the Company and the participants.
Eligibility. Participants in the Plan will consist of such officers, other employees, non-employee directors, consultants and advisors of the Company and its affiliates as selected by the Plan administrator from time to time. As of December 31, 2023, approximately 7 officers, 450 other employees, and 10 non-employee directors were eligible to participate in the Plan.
Minimum Vesting Period. Each award granted under the Plan generally will be subject to a vesting period of at least one year following the date of grant. However, notwithstanding any provision of the Plan to the contrary, (i) substitute awards, (ii) shares delivered in lieu of fully vested cash obligations, and (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, may vest earlier than one year following grant. Further, the board (or applicable committee thereof) has discretion to provide for accelerated exercisability or vesting of any awards including in cases of retirement, death, disability, or a change of control.
Treatment of Dividends and Dividend Equivalents. Notwithstanding anything in the Plan to the contrary, with respect to any award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event shall dividends or dividend equivalents be paid with respect to an option or SAR.
Restricted Shares and RSUs. Restricted shares and restricted stock units (“RSUs” in this proposal) may be granted under the Plan. The plan administrator will determine the eligible recipients, number of shares awarded, purchase price (if any), grant dates, vesting schedule and performance goals, if any, applicable to the grant of restricted shares and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted shares and RSUs will be forfeited. The rights of restricted share and RSU holders upon a termination of employment or service will be set forth in individual award agreements.
Subject to the provisions of the Plan and unless otherwise provided in an applicable award agreement, participants with restricted shares will generally have all of the rights of a stockholder during the restricted period, including the right to vote and receive dividends declared with respect to such shares. During the restricted period, participants with RSUs will generally not have any rights of a stockholder, but may be credited with dividend equivalent rights if the applicable individual award agreement so provides.
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Options. The Company may issue options under the Plan. The exercise price of all options granted under the Plan will be determined by the plan administrator, but in no event may the exercise price be less than 100% of the fair market value of the related common shares on the date of grant. The fair market value of a share as of any date is generally the closing sale price reported on such date (or if such date is not a trading day, on the last preceding trading date). The maximum term of any option granted under the Plan will be determined by the plan administrator, but may not exceed ten years. Each option will vest and become exercisable (including in the event of the optionee’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual option agreement.
Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole shares to be purchased, accompanied by payment in full of the aggregate exercise price of the shares so purchased in cash or its equivalent, as determined by the plan administrator. As determined by the plan administrator, in its sole discretion, with respect to any option or category of options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the plan administrator (including the withholding of shares otherwise issuable upon exercise), (ii) in the form of unrestricted shares already owned by the participant which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is exercised, (iii) any other form of consideration approved by the plan administrator and permitted by applicable law or (iv) any combination of the foregoing.
Share Appreciation Rights. SARs may be granted under the Plan either alone or in conjunction with all or part of any option granted under the Plan. A free-standing SAR granted under the Plan entitles its holder to receive, at the time of exercise, an amount per share equal to the excess of the fair market value (at the date of exercise) of a common share over the base price of the free-standing SAR. A SAR granted in conjunction with all or part of an option under the Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share equal to the excess of the fair market value (at the date of exercise) of a common share over the exercise price of the related option. Each SAR will be granted with a base price that is not less than 100% of the fair market value of the related common shares on the date of grant. The maximum term of SARs granted under the Plan will be determined by the plan administrator, but may not exceed ten years. The plan administrator may determine to settle the exercise of a SAR in common shares, cash, or any combination thereof.
Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.
Other Share-Based Awards. Other share-based awards, valued in whole or in part by reference to, or otherwise based on, common shares (including dividend equivalents) may be granted under the Plan. No participant shall receive the right to receive cash or dividend payments or distributions attributable until, if applicable, the award fully vests and the common shares subject thereby are fully paid and issued to such participant. The plan administrator will determine the terms and conditions of such other share-based awards, including the number of common shares to be granted pursuant to such other share-based awards, the manner in which such other share-based awards will be settled (e.g., in common shares, cash or other property), and the conditions to the vesting and payment of such other share-based awards (including the achievement of performance goals).
Share Bonuses and Cash Awards. Bonuses payable in fully vested common shares and awards that are payable solely in cash may also be granted under the Plan.
Performance Goals. The vesting of certain awards will be based upon any financial, operational, or other goals established by the plan administrator as contingencies for awards to vest and/or become exercisable or distributable, which may include criteria such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), net sales, organic sales, operating income percentage, share price (including, but not limited to, growth measures, market capitalization and/or total stockholder return) or any other criteria the plan administrator determines in its discretion. Performance goals need not be the same with respect to each participant who receives an award subject to performance goals. Where applicable, the performance goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a
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percentage increase or decrease in the particular criteria, and may be applied to one or more of the participants, the Company or any Affiliate thereof, or a division or strategic business unit of the Company or any Affiliate thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the plan administrator. The performance goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The plan administrator shall have the authority to make equitable adjustments to the performance goals as it so determines in its discretion.
Award Treatment Upon Termination. Unless otherwise provided in an applicable award agreement, if a participant’s employment with the Company, a subsidiary or an affiliate terminates (i) as a result of death, disability, or retirement, the participant (or personal representative in the case of death) will be entitled to exercise all or any part of any vested option or SAR for a period of up to one (1) year from such date of termination, (ii) as a result of cause, the participant will not be entitled to exercise all or any part of any option or SAR, whether or not then vested, and (iii) for any other reason, the participant will be entitled to exercise all or any part of any vested option or SAR for a period of up to ninety (90) days from such date of termination. In no event, however, will any option or SAR be exercisable past the term established in the award agreement. Any vested option or SAR which is not exercised before the earlier of (i) the dates provided above or other applicable date provided in the award agreement or (ii) its term will expire. Unless otherwise provided in an award agreement, all unvested awards will be forfeited upon termination of employment.
Equitable Adjustments. In the event of a merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, corporate transaction or event, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), share split, reverse share split, subdivision or consolidation, combination or exchange of shares, or other change in corporate structure affecting the common shares of the Company, an equitable substitution or proportionate adjustment will be made, at the sole discretion of the plan administrator, in (i) the aggregate number of common shares reserved for issuance under the Plan, (ii) the kind and number of securities subject to, and the exercise price or base price of, any outstanding options and SARs granted under the Plan, (iii) the kind, number and purchase price of common shares, or the amount of cash or amount or type of property, subject to outstanding restricted shares, RSUs, share bonuses and other share-based awards granted under the Plan, and (iv) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator, in its sole discretion, may terminate any outstanding award in exchange for payment of cash or other property having an aggregate fair market value equal to the fair market value of the common shares, cash or other property covered by such award, reduced by the aggregate exercise price or base price of the outstanding award (if any). If, however, the exercise price or base price of any outstanding award is equal to or greater than the fair market value of the common shares, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant.
Change in Control Treatment. In the event that (i) then outstanding awards are assumed or substituted for following a “change in control” (as defined in the Plan) and a participant’s employment or service is terminated by the Company or any of its successors or affiliates without “cause” or by the participant for “good reason” (as those terms are defined in the Plan) within twenty-four months following the change in control, or (ii) then outstanding awards are not assumed or substituted for in connection with a change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be achieved at the target level of performance. Then outstanding awards will be determined to be assumed or substituted for if, upon the occurrence of a change in control there will be a generally recognized U.S. public market for (i) the common shares, (ii) common stock for which common shares are exchanged, or (iii) the common stock of a successor or acquirer entity, and in any event the awards otherwise remain subject to such terms and conditions that were applicable to the awards prior to the change in control.
Notwithstanding the foregoing, if an outstanding award is not assumed or substituted in connection with a change in control and except as would otherwise result in adverse tax consequences under Section 409A of the Code, the plan administrator
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may, in its discretion, provide that each outstanding award will, immediately upon the occurrence of the change in control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess (if any) of the consideration paid per common share in the change in control over the exercise or purchase price per common share subject to the award multiplied by (ii) the number of common shares granted under the award. Without limiting the generality of the foregoing, in the event that the consideration paid per common share in the change in control is less than or equal to the exercise or purchase price per common share subject to the award, then the plan administrator may, in its discretion, cancel such award without any consideration upon the occurrence of the change in control.
Tax Withholding. Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of the minimum amount of applicable taxes required by law to be withheld with respect to any award granted under the Plan (or such other amount the Company deems advisable that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity). The Company has the right, to the extent permitted by law, to deduct any such taxes from any payment of any kind otherwise due to the participant it deems advisable to the extent permissible under applicable law. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have withheld from delivery common shares, cash or other property, as applicable, or by delivering already owned unrestricted common shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any award.
Amendment and Termination. The Plan provides the board of directors of the Company with authority to amend, alter or terminate the Plan at any time, but no such action may materially impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an outstanding award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law.
Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a participant by the company, nothing contained in the Plan is intended to give any participant any rights that are greater than those of a general creditor of the company.
Transfer of Awards. No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any award or any agreement or commitment to do any of the foregoing by any holder thereof will be valid, except as otherwise expressly provided in the award agreement or with the prior written consent of the plan administrator, which consent may be granted or withheld in the sole discretion of the plan administrator. To the extent permitted, any transfer must be without monetary consideration and any other purported transfer of an award or any economic benefit or interest therein will be null and void ab initio and will not create any obligation or liability of the Company, and any person purportedly acquiring any award or any economic benefit or interest therein transferred in violation of the plan or an award agreement will not be entitled to be recognized as a holder of any common shares or other property underlying the award. Unless otherwise determined by the plan administrator, an option may be exercised, during the lifetime of the participant holding it, only by the participant or, during any period during which the participant is under a legal disability, by the participant’s guardian or legal representative.
Duration of Plan. Unless earlier terminated by the Board, the Plan will terminate on the tenth anniversary of its approval by the stockholders of the Company (although awards granted before that time will remain outstanding in accordance with their terms).
Governing Law. The Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the State of Delaware without regard to conflicts of laws principles.
New Plan Benefits. No awards have been granted, awarded or received under the Plan. The number and type of awards that will be granted under the Plan, or that would have been granted under the Plan in the last fiscal year, are not determinable at this time as the plan administrator will make these determinations in its sole discretion if the Plan is approved. As of April 1, 2024, the closing per-share price of a share of DENTSPLY SIRONA common stock on the NASDAQ was $32.25.
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U.S. Federal Income Tax Consequences. The following is a summary of certain United States federal income tax consequences of awards under the Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.
Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) the Company will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, the Company would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NQSO as discussed below.
Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Rather, at the time of exercise of the NQSO, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the common shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of an NQSO will be the fair market value of the common shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Share Appreciation Rights. A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of a SAR will be the fair market value of the common shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Shares. A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such restricted shares are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized
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by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.
Restricted Stock Units. In general, the grant of RSUs will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
Other Awards. With respect to other awards granted under the Plan, including share bonuses, other share-based award and cash awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any common shares or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.
Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. The Company intends for the awards granted under the Plan to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.
Section 162(m). Section 162(m) generally prohibits a public company from deducting compensation paid to a “covered employee” in excess of $1.0 million in any taxable year. Prior to the enactment of The Tax Cuts and Jobs Act of 2017 (the “TCJA”) on December 22, 2017, compensation that qualified as “performance-based” compensation under Section 162(m) could be excluded from this $1.0 million limit. The TCJA repealed the “performance-based” compensation exemption for taxable years beginning after December 31, 2017 (subject to a transition rule for written binding contracts which were in effect on November 2, 2017 and are not modified in any material respect on or after such date). As a result of the repeal of the “performance-based” compensation exemption, no awards under the Plan, whether performance-based or otherwise, will be eligible to be excluded from the $1.0 million limit on deductible compensation under Section 162(m).
Securities Authorized for Issuance Under Equity Compensation Plans. See page 112 for Securities Authorized for Issuance Under Equity Compensation Plans.
Approval of the Plan requires the affirmative vote of holders of a majority of the outstanding shares of Dentsply Sirona common stock present in person or represented by proxy at the Dentsply Sirona annual meeting and entitled to vote on the proposal. As such, abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the vote.
Recommendation of the Board The Board unanimously recommends a vote FOR the approval of the above resolution and the 2024 Omnibus Incentive Plan.
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PROXY ITEM NO. 5:
APPROVAL OF THE AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN
The Employee Stock Purchase Plan originally became effective May 18, 2018. The Board is submitting for approval by our stockholders an Amended and Restated Employee Stock Purchase Plan (the “ESPP”). The purpose of the ESPP is to provide eligible employees of the Company and its designated subsidiaries and affiliates with the opportunity to purchase shares of the Company’s common stock through accumulated payroll deductions.
The ESPP is composed of two component parts: an “employee stock purchase plan” under Section 423 of the Code (the “qualified component”) and a plan which is not intended to so qualify (the “non-qualified component”). Grants of options under the non-qualified component may be made to employees of participating affiliates in countries outside of the United States under separate offerings under sub-plans. Except as provided for in the ESPP or in a sub-plan, the non-qualified component will be operated in the same manner as the qualified component. The ESPP will become effective subject to shareholder approval at the Annual Meeting.
The Board believes that the ESPP promotes the interests of the Company and its stockholders by encouraging employees of the Company and its participating subsidiaries to become stockholders, and therefore promotes the Company’s growth and success. The Board also believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of common stock pursuant to the ESPP is an important aspect of the Company’s ability to attract and retain highly qualified and motivated employees.
The maximum aggregate number of shares of the Company’s common stock that may be purchased under the ESPP will be 1.0 million shares, subject to adjustment as provided for in the ESPP. The share pool for the ESPP represents approximately 0.5% of the total number of shares of the Company’s common stock outstanding as of March 25, 2024. In determining the number of shares to reserve for the ESPP, the Board considered the potential dilutive impact to shareholders and the projected participation rate over the ten-year term of the ESPP.
A brief summary of the ESPP appears below. This summary is qualified in its entirety by the text of the ESPP, which is included as Appendix B to this proxy statement.
Administration
The ESPP is administered by the Human Resources Committee of the Board or another committee of the Board appointed to administer the ESPP. The Human Resources Committee has the discretionary authority to administer and interpret the ESPP. All questions of interpretation of the ESPP, any form of agreement or other document used in the administration of the ESPP, or of any purchase right will be determined by the Human Resources Committee. The Human Resources Committee determines the terms and conditions of purchase rights granted. Participants granted purchase rights under the qualified component have the same rights and privileges within the meaning of Section 423 of the Code. The Human Resources Committee may assign any of its administrative tasks under the ESPP, except that for the designation of participating companies under the qualified component or participating affiliates under the non-qualified component or the authority to make adjustments for changes in common stock.
Shares Available Under the ESPP
The maximum aggregate number of shares of the Company’s common stock that may be issued under the ESPP is 1.0 million, subject to adjustment in accordance with the terms of the ESPP. Shares may consist of authorized but unissued shares, reacquired shares (treasury shares), or any combination thereof. Shares allocable to an unexercised purchase right that expires or terminates will be available for issuance under the ESPP again.
As of April 1, 2024, the closing price of our common stock on Nasdaq was $32.25 per share.
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Eligible Employees
Employees eligible to participate in the ESPP generally include employees of the Company, its designated subsidiaries and, under a sub-plan, of its designated affiliates. Employees (i) who, immediately after any rights granted under the ESPP are granted, own (directly or through attribution) 5% or more of the combined voting power or value of all classes of stock of the Company, a parent corporation or a subsidiary; or (ii) who have not satisfied a service requirement of at least two (2) years, or such shorter period as designated by the Human Resources Committee, will not be eligible for participation in the ESPP; provided, however, that the limitation in clause (ii) will only apply to the extent the Human Resources Committee expressly provides for such limitation, and then, such limitation will only apply to such offering period. Additionally, under the terms of any offering, the Human Resources Committee may exclude from participation employees who are not customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year and employees who are “highly compensated employees” (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees with compensation above a certain level or who are officers or subject to the disclosure requirements of Section 16(a) of the Act, provided the exclusion is applied in an identical manner to all highly compensated employees and otherwise to the extent and in the manner permitted under the Code.
As of December 31, 2023, approximately 3,442 employees are eligible to participate in the ESPP.
Participation
Employees enroll under the ESPP by completing a payroll deduction authorization form (also referred to as an enrollment agreement) permitting the deduction of at least one percent (1%) but not more than fifty percent (50%) from their compensation. Employees may state such deduction as a flat dollar amount within such range. The Human Resources Committee may change the limits on payroll deductions and establish enrollment periods and procedures. In the event that a participant’s employment is terminated prior to a purchase date, his or her participation in the ESPP will terminate immediately and his or her payroll deduction authorization will terminate and unused payroll deductions credited to his or her account will be returned without interest, unless required by law.
On each offering date, the Company grants to each participant a purchase right under the ESPP to purchase shares of common stock on the purchase date for such offering period at the applicable purchase price up to a maximum number of shares of common stock determined by dividing such participant’s payroll deductions prior to such purchase date by the applicable purchase price. In no event will a participant be permitted to purchase more than 1,000 shares, subject to adjustment in accordance with the ESPP, during any offering period. The Human Resources Committee may specify a maximum aggregate number of shares of the Company’s common stock that may be purchased by all participants during an offering period.
However, in no case may a participant (i) be granted a purchase right to the extent that it permits the participant’s right to purchase shares of common stock under the ESPP to accrue at a rate which, when aggregated with such participant’s rights to purchase shares under all other employee stock purchase plans of the Company, any parent, and its subsidiaries intended to meet the requirements of Section 423 of the Code, exceeds $25,000 in fair market value of common stock determined at the time the option is granted (or such other limit, if any, as may be imposed by the Code) during any calendar year in which such purchase right is outstanding at any time. Any payroll deductions in excess of the maximum will be returned.
Offerings; Purchase Price; Exercise
Under the ESPP, participants are offered the option to purchase shares of common stock at a discount on the last trading day in the offering period (the “purchase date”) for each offering period (each option to purchase shares, a “purchase right”), up to a maximum number of shares determined by dividing such participant’s payroll deductions or contributions accumulated prior to such purchase date by the applicable purchase price, subject to the share and other purchase limits under the ESPP or offering. Offering periods under the ESPP are consecutive six (6) month periods commencing on each July 1 and January 1 or such other period or start and end dates as may be established by the Human Resources Committee, subject to a maximum offering period of twenty-seven (27) months.
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The purchase price will be established from time to time by the Human Resources Committee, subject to the following. In any offering period, the purchase price will not be less than the lesser of (i) 85% (or such greater percentage as designated by the Human Resources Committee) of the fair market value of a share of common stock on the first trading day in an offering period (the “offering date”) or (ii) 85% (or such greater percentage as designated by the Human Resources Committee) of the fair market value of a share of common stock on the purchase date, provided that the purchase price may not be less than $0.01 (the par value of the common stock). Purchase rights will not be transferable other than by will or the laws of descent and distribution and may only be exercised during the participant’s lifetime by the participant.
The Company or its subsidiaries or affiliates, as applicable, may elect to withhold from any compensation amounts necessary to meet withholding obligations.
All shares of common stock acquired under the ESPP are subject to any incentive compensation claw back or recoupment policy.
Adjustments; Change in Control
In the event of a change in capitalization (as defined below), the Human Resources Committee will determine, in its sole discretion, any equitable substitutions or proportionate adjustments to the aggregate number of shares of common stock reserved for issuance under the ESPP and each purchase right, and in the kind and number of securities subject to, and the purchase price of, any purchase rights. Any adjustments determined by the Human Resources Committee will be final, binding and conclusive.
“Change in Capitalization” means any (1) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (2) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, common stock, or other property), share split, reverse share split, subdivision or consolidation, (3) combination or exchange of shares, or (4) other change in corporate structure, which, in any such case, the Human Resources Committee determines, in its sole discretion, affects the common stock such that an adjustment is appropriate.
In the event of a change in control (as defined in the ESPP to have the same meaning as such term under the Company’s 2024 Omnibus Incentive Plan, as amended and restated, or any successor plan that the Company may establish), the surviving, continuing, successor or purchasing corporation or parent thereof, as applicable, may assume the Company’s rights and obligations under the ESPP. If the acquiring company elects not to assume the Company’s rights and obligations under outstanding purchase rights, the purchase date of the current offering period will be accelerated to a date before the date of the change in control as specified by the Human Resources Committee, but the number of shares of common stock subject to outstanding purchase rights will not be adjusted. All purchase rights that are neither assumed in connection with the change in control nor exercised as of the change in control will terminate and cease to be outstanding effective as of the change in control.
Policies; Amendment and Termination of the ESPP; Indemnification; Law
The Company may, from time to time, consistent with the ESPP and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the qualified component of the ESPP.
The Human Resources Committee may modify or amend the ESPP as it deems advisable, except that no amendment may materially adversely affect a purchase right previously granted under the ESPP (except to the extent permitted by the ESPP or as may be necessary to qualify the ESPP as an “employee stock purchase plan” pursuant to Section 423 of the Code or to obtain qualification or registration of the shares of common stock under applicable federal, state or non-U.S. securities laws).
An amendment must be approved by the stockholders of the Company within twelve (12) months of adoption if (i) such amendment would authorize the sale of more shares than are authorized for issuance under the ESPP or (ii) would change the definition of the corporations or companies that may be designated by the Human Resources Committee as participating companies or participating affiliates. In the event that the Human Resources Committee approves an amendment to increase the number of shares of common stock authorized for issuance under the ESPP, the Human Resources Committee, in its sole discretion, may specify that any such additional shares of common stock may only be issued pursuant
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to purchase rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Human Resources Committee will not be deemed to have adversely affected any purchase right granted prior to the date on which the stockholders approve the amendment.
The Human Resources Committee may at any time terminate the ESPP, except that such termination will not affect purchase rights previously granted under the ESPP.
Employees in Foreign Jurisdictions; Sub-Plans
The Human Resources Committee may, in its sole discretion, establish sub-plans (under the component of the ESPP that is not intended to qualify under Section 423 of the Code) which do not satisfy the requirements of Section 423 of the Code to provide for the participation of eligible employees employed by participating affiliates of the Company located outside of the United States. The Human Resources Committee may establish one or more sub-plans to (i) amend or vary the terms of the non-qualifying component of the ESPP to conform to the laws, rules and regulations of each country outside of the United States where a participating affiliate is located; (ii) amend or vary the terms of the non-qualifying component of the ESPP in each country where the participating affiliate is located as the Human Resources Committee considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for participants or the participating affiliate; or (iii) amend or vary the terms of the non-qualifying component of ESPP in each non-U.S. country where the participating affiliate is located as it considers necessary or desirable to meet the goals of the ESPP.
United States Federal Income Tax Consequences
The following summarizes the United States federal income tax consequences that arise with respect to participation in the ESPP and with respect to the sale of common stock acquired under the ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement, which are subject to change, and this summary does not purport to be a complete description of the federal income tax aspects of the ESPP. A participant should consult with his or her tax advisor to determine the applicability of the tax rules to his or her individual tax situation.
If a plan meets all of the requirements to be qualified under Section 423 of the Code, a participant who purchases stock under the ESPP will not recognize income for federal income tax purposes on the purchase, but will instead defer the tax consequences until the employee sells or otherwise disposes of the stock. If stock that was purchased under an ESPP is held for more than one year after the date of purchase and more than two years after the beginning of the offering period, the employee realizes ordinary income on a sale (or a disposition). The amount of ordinary income recognized equals the lesser of: (i) the actual gain (the amount by which the fair market value of the shares on the date of sale, gift or death exceeds the purchase price), or (ii) the purchase price discount (if the purchase price is based on the lower of the value of the stock on the first or last day of the offering period, the purchase price discount is computed as of the first day of the offering period). All additional gain upon the sale of stock is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the employee has a long-term capital loss for the difference between the sale price and the purchase price.
If the stock is sold, or is otherwise disposed of including by way of gift, within either of the Code Section 423 holding periods (a “disqualifying disposition”), the employee recognizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the stock at the date of purchase was greater than the purchase price (i.e., the “spread” at purchase). This amount is considered ordinary compensation income in the year of sale or other disposition even if no gain is realized on the sale or disposition. This would be the case, for example, in the event of a gift. The difference, if any, between the proceeds of sale and the fair market value of the stock at the date of purchase is a capital gain or loss, which is long-term if the stock has been held more than one year.
If the ESPP (or a sub-plan) does not qualify under Section 423 of the Code, either by design or as a result of plan operation, stock purchased under the ESPP will be treated, for tax purposes, as though it had been acquired under a nonstatutory stock option. As a result, a participant will recognize ordinary compensation income for federal income tax purposes at the time of purchase measured by the excess, if any, in the value of the shares at the time of purchase over the purchase price. The compensation income recognized at the time of purchase will be treated as wages and will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the amount and at the time that the participant recognizes compensation income with respect to shares acquired under the ESPP. Upon a resale of shares by the participant, any
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difference between the sales price and the purchase price (plus any compensation income recognized with respect to such shares) will be capital gain or loss and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Although the Company may endeavor to (i) qualify a purchase right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect. The Company may not and makes no covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in the ESPP or any other document. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on participants under the ESPP.
Recommendation of the Board The Board unanimously recommends a vote FOR the approval of the above resolution and the Amended and Restated Employee Stock Purchase Plan.
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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table summarizes information as of December 31, 2023 relating to our equity compensation plans under which equity securities are authorized for issuance:
	Number of securities to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights(1)	Number of securities remaining available for future issuance under equity method compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	6.2 million(2)	$48.11	12.2 million(3)
Equity Compensation Plans not approved by security holders	—	—	—
Total	6.2 million(2)	$48.11	12.2 million(3)
(1)
The weighted-average exercise price is calculated based solely on the exercise prices of outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding RSU awards, which have no exercise price.

(2)
This number includes the following: 6.2 million shares subject to outstanding awards granted under the Equity Plan, of which 2.6 million shares were subject to outstanding options and 3.6 million shares were subject to outstanding RSU awards. In the case of RSU awards with performance conditions, this number reflects the maximum number of shares that could be issued with respect to the settlement of each award.

(3)	This number includes 11.9 million shares available for issuance under the Equity Plan and 0.3 million shares reserved for issuance under the ESPP.
112 DENTSPLY SIRONA INC. – Proxy Statement

OTHER MATTERS
Nominating Candidates for Election to the Board or Proposing Other Business to be brought before the Annual Meeting
The Company’s By-Laws require that stockholders seeking to nominate persons for election to the Board, or to propose other business to be brought before an Annual Meeting of Stockholders, comply with certain procedures. Advance notice of stockholder-proposed business to be brought before an Annual Meeting must be given to the Secretary of the Company not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting, or between January 22, 2025 and February 21, 2025 for the 2025 Annual Meeting. To propose business for an Annual Meeting, a stockholder must specify in writing the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the proposing stockholder’s name and address, the class and number of shares beneficially owned by the stockholder, and any material interest of the stockholder in such business.
The Company’s By-Laws also provide that a stockholder may request that persons be nominated for election as directors by submitting such request, together with the written consent of the persons proposed to be nominated, to the Secretary of the Company not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting, or between January 22, 2025 and February 21, 2025 for the 2025 Annual Meeting. To be in proper form, the nominating stockholder must set forth in writing, as to each proposed nominee, the nominee’s age, business address, residence address, principal occupation or employment, the class and number of shares of the Company beneficially owned by such person and such other information related to such person as is required to be disclosed by applicable law, and, as to the stockholder submitting the request, such stockholder’s name and address as they appear on the Company’s books and the class and number of shares of the Company owned beneficially by such person.
Additionally, a stockholder, or a group of no more than 20 stockholders, owning at least three percent of the Company’s outstanding common stock continuously for at least three years, will be permitted to nominate and include in the Company’s proxy materials for its Annual Meeting of Stockholders director nominees constituting up to the greater of two directors or 20% of the total number of directors then serving on the Board, provided that such request for nomination and inclusion be submitted to the Secretary of the Company not less than 120 days and not more than 150 days prior to the anniversary of the date the definitive proxy statement was first mailed to stockholders in connection with the immediately preceding Annual Meeting, or between November 11, 2024 and December 11, 2024 for the 2025 Annual Meeting, and provided further that the stockholder(s) and their nominee(s) satisfy the eligibility, procedural and disclosure requirements set forth in ARTICLE I, Section 12a of the Company’s Seventh Amended and Restated By-Laws.
Householding of Proxy Materials
We have adopted a procedure called “householding.” This is a procedure that reduces the Company’s printing costs and postage fees. Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders and, for those stockholders who previously requested to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, the Notice of Annual Meeting, Proxy Statement and the 2023 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. If you participate in householding and wish to receive a separate copy of the Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders and, if applicable, the Notice of Annual Meeting, Proxy Statement and the 2023 Annual Report and the accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge, either by calling toll-free (800) 542-1061, or by writing to Broadridge Investor Communication Services, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Stockholders who participate in householding and have requested to receive proxy materials in printed form by mail will continue to receive separate proxy cards.
DENTSPLY SIRONA INC. – Proxy Statement 113

OTHER MATTERS
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting of Stockholders and, if applicable, the Notice of Annual Meeting, Proxy Statement and 2022 Annual Report and any accompanying documents, or if you hold Dentsply Sirona stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge. You may contact Broadridge either by calling toll-free (800) 542-1061, or by writing to Broadridge Investor Communication Services, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
If you are a beneficial owner, you can request information about householding from your broker, bank, trustee or other holder of record.
We strongly encourage your participation in the householding program, and believe that it will benefit both you and the Company. Not only will it reduce the volume of duplicate information that you receive in your household, but it will also reduce our printing and mailing costs.
Incorporation by Reference
To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act, or the Exchange Act, the sections of this Proxy Statement titled “Human Resources Committee Report” and “Report of the Audit and Finance Committee” are not so incorporated unless specifically otherwise provided in any such filing.
Solicitation of Proxies
The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. The Company has retained the services of Georgeson to assist in the solicitation of proxies for an estimated fee of $12,500, plus additional variable fees, which have accrued over the course of the solicitation and reimbursement of out-of-pocket expenses. The Company will make arrangements with brokerage houses, custodians, nominees and fiduciaries to forward proxy solicitation materials to beneficial owners of shares held of record by them. The Company will also reimburse these brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding the proxy materials.
By Order of the Board of Directors
Richard C. Rosenzweig
Executive Vice President, Corporate Development, General Counsel and Secretary
April 10, 2024
114 DENTSPLY SIRONA INC. – Proxy Statement

APPENDIX A
2024 Omnibus Incentive Plan
DENTSPLY SIRONA INC.
2024 OMNIBUS INCENTIVE PLAN
Section 1.	Purpose of Plan.
  DENTSPLY SIRONA Inc. (“Company”) hereby approves the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan (the “Plan”). This Plan was approved by the Board on April 9, 2024, and will become effective upon the date on which the Plan is approved by the stockholders of the Company (the “Effective Date”). The purpose of the Plan is to provide an additional incentive to selected officers, employees, and non-employee directors and consultants/advisors of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Affiliates and strengthen the mutuality of interests between such persons and the Company’s stockholders. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.	Definitions.
  For purposes of the Plan, the following terms shall be defined as set forth below:
  “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee.
  “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
  “Authorized Officer” has the meaning set forth in Section 3(c) hereof.
  “Award” means any Option, Share Appreciation Right, Restricted Shares, Restricted Share Unit, Share Bonus, Other Share-Based Award , Cash Award or Substitute Award granted or administered under the Plan.
  “Award Agreement” means a written contract entered into between the Company and a Participant or, in the discretion of the Committee, a written certificate issued by the Company to a Participant, in either case, containing or incorporating the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be made unilaterally by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law, or such other relevant written contract entered into between the Company and a Participant and approved by the Committee.
  “Base Price” has the meaning set forth in Section 8(b) hereof.
  “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
  “Board” means the Board of Directors of the Company.
  “Cash Award” means an Award granted pursuant to Section 12 hereof.
  “Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment agreement with the Participant or, if any such agreement does not define “Cause,” Cause means the Participant has (i) committed an
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act of fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the against the Company or any Affiliates, (ii) committed an act of malfeasance, recklessness, or gross negligence that is materially injurious to the Company, its Affiliates or its customers, (iii) is indicted for, or convicted of, or pleads no contest to, a felony or a crime involving Participant’s moral turpitude, (iv) engaged in conduct in connection with the Participant’s employment or services for the Company, which results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or any Affiliates, (v) committed a material violation of the written policies of the Company, including but not limited to those relating to sexual harassment or those set forth in the manuals or statements of policy of the Company, (vi) committed an act of personal dishonesty that involves personal profit in connection with the Participant’s employment with the Company or an Affiliate or (vii) breaches any confidentiality, non-competition, non-solicitation or assignment of inventions covenants to which the Participant is a party with the Company or any Affiliates.
  “Change in Capitalization” means any (1) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (2) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares, or other property), share split, reverse share split, subdivision or consolidation, (3) combination or exchange of shares, or (4) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
  “Change in Control” means an event set forth in any one of the following paragraphs shall have occurred following the Effective Date:
  (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (2) of paragraph (iii) below; or
  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or
  (iii) there is consummated a merger or consolidation of the Company (or any direct or indirect parent or subsidiary of the Company) with any other company, other than (1) a merger or consolidation which would result in the Beneficial Owners of the voting securities of the Company outstanding immediately prior thereto continuing to own, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, more than 50% of the combined voting power of the voting securities of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a subsidiary, the ultimate parent thereof outstanding immediately after such merger or consolidation, (2) a merger or consolidation immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a subsidiary, the ultimate parent thereof, or (3) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company’s, a surviving entity’s or, if the Company or the entity surviving such merger or consolidation is then a subsidiary, the ultimate parent’s then outstanding securities; or
  (iv) stockholder approval of a plan of complete liquidation or dissolution of the Company; or
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  (v) there is consummated a sale or disposition of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or any parent thereof.
Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (y) if all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is otherwise to be settled, distributed or paid on an accelerated basis due to a Change in Control event that is not a “change in control event” described in Treasury Regulation Section 1.409A-3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change in Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated.
  “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
  “Committee” means the Human Resources Committee of the Board or such other committee or subcommittee the Board may appoint to administer the Plan. Unless the Board determines otherwise, the Committee shall consist of two or more individuals who are each “(i) a “Non-Employee Director” and (ii) considered “independent” and meet any other qualifications required by the applicable stock exchange on which the Common Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in a Charter governing operation of the Committee or in the Company’s by-laws, as amended from time to time, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
  “Common Shares” means the common shares, par value U.S. $0.01 per share, of the Company.
  “Company” means DENTSPLY SIRONA Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
  “Data” has the meaning set forth in Section 27 hereof.
  “Disability” means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.
  “Effective Date” has the meaning set forth in Section 1 hereof.
  “Eligible Recipient” means an officer, employee, or Non-Employee Director of the Company or any Affiliate of the Company or any consultant or advisor to the Company or any Affiliate of the Company who is a natural person, in any event who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, Non-Employee Director or consultant/advisor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code; and provided, further, that an Eligible Recipient of an ISO means an individual who is an employee of the Company or a Subsidiary thereof.
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  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing, or superseding such section or regulation.
  “Executive Officer” means an officer of the Company who is subject to the liability provisions of Section 16 of the Exchange Act.
  “Exercise Price” means, with respect to any Option, the per Share price at which a holder of such Option may purchase Common Shares issuable upon the exercise of such Option.
  “Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Share or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on the date of the grant (or if such date is not a trading day, on the last preceding date on which there was a sale of a Common Share or other security on such exchange), or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for the Common Share or other security in such over-the-counter market on such day (or, if none, for the last preceding date on which there was a sale of a Common Share or other security in such market).
  “Free Standing Right” has the meaning set forth in Section 8(a) hereof.
  “Good Reason” has the meaning assigned to such term in the Award Agreement or in any individual employment or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” means termination of employment as a result of any reduction in the employee’s annual base salary as in effect immediately prior to the termination of employment or, in the case of a Change in Control, immediately prior to the Change in Control; provided that the Participant provides written objection thereto within thirty (30) days of such reduction, and the Company does not reverse such reduction (or waives its right to do so) within thirty (30) days of receiving that written objection and the Participant resigns within thirty (30) days following the expiration of that cure period (or waiver, as the case may be).
  “ISO” means an incentive stock option within the meaning of Section 422 of the Code.
  “Non-Employee Director” shall be any director of the Company who is not an officer or employee of the Company or any Subsidiary.
  “Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof.
  “Other Share-Based Award” means an Award granted pursuant to Section 10 hereof.
  “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, any permitted assigns, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
  “Performance Goals” means any financial, operational, or other goals established by the Administrator as contingencies for Awards to vest and/or become exercisable or distributable, which may include criteria such as Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), net sales, organic sales, operating income percentage, share price (including, but not limited to, growth measures, market capitalization and/or total stockholder return) or any other criteria the Administrator determines in its discretion. Performance Goals need not be the same with respect to each Participant who receives an Award subject to Performance Goals. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Participant, the Company or any Affiliate thereof, or a division or strategic business unit of the Company or any Affiliate thereof, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Administrator. The Performance Goals may include a threshold level of performance below which no payment shall be made
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(or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). The Administrator shall have the authority to make equitable adjustments to the Performance Goals as it so determines in its discretion.
  “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Section 13(d) and 14(d) thereof, except that, for purposes of the definition of “Change in Control” hereof, such term shall not include (i) the Company or its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Shares of the Company.
  “Plan” has the meaning set forth in Section 1 hereof.
  “Prior Plan” means the Dentsply Sirona Inc. 2016 Omnibus Incentive Plan, as amended and restated from time to time.
  “Public Shares” has the meaning set forth in Section 13(c) hereof.
  “Related Right” has the meaning set forth in Section 8(a) hereof.
  “Restricted Shares” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods.
  “Restricted Share Unit” means the unfunded, unsecured right, granted pursuant to 9 hereof, to receive, on the applicable settlement date, the Fair Market Value of a Common Share or, in the case of an Award denominated in cash, to receive the amount of cash per unit that is determined by the Administrator in connection with the Award, subject to certain vesting conditions and other restrictions.
  “Retirement” means the termination of a Participant’s employment (i) upon or after attainment of age 65 or (ii) as otherwise provided in an Award Agreement.
  “Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
  “Shares” means Common Shares reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.
  “Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.
  “Share Bonus” means a bonus payable in fully vested Common Shares granted pursuant to Section 11 hereof.
  “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.
  “Substitute Awards” has the meaning set forth in Section 4 hereof.
  “Transfer” has the meaning set forth in Section 17 hereof.
Section 3.	Administration.
  (a) The Plan shall be administered by the Administrator and shall be administered in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
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  (b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
    (1) to select those Eligible Recipients who shall be Participants;
    (2) to determine (i) whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or a combination of any of the foregoing, are to be granted hereunder to Participants and (ii) whether, to what extent, and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;
    (3) to determine the number of Shares to be covered by each Award granted hereunder;
    (4) to determine the terms  and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option, whether an Option is an ISO or non-qualified stock option and the Base Price of each Share Appreciation Right, (iv) the vesting schedule applicable to each Award or acceleration thereof, (v) any forfeiture restrictions or waiver thereof, (vi) the number of Shares or amount of cash or other property subject to each Award, (vii) whether and under what circumstances an Award may be settled in cash, Shares, other property, or a combination of the foregoing, (viii) whether, to what extent and under what circumstances cash, Shares, or other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant and (ix) subject to the requirements of Section 409A of the Code (to the extent applicable), any modifications, amendments, waivers or adjustments to the terms and conditions of outstanding Awards, at any time or from time to time, including but not limited to Performance Goals);
    (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
    (6) to determine the Fair Market Value in accordance with the terms of the Plan;
    (7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
    (8) to determine whether a Participant is terminated by the Company for Cause;
    (9) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
    (10) to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of Common Shares acquired pursuant to the exercise or vesting of an Award for a period of time as determined by the Administrator, in its sole discretion, following the date of the acquisition of such Award or Common Shares;
    (11) to adopt, prescribe, amend and rescind rules and regulations relating to special rules, sub-plans, guidelines and provisions established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan;
    (12) modify, extend, or renew an Award, subject to terms of the Plan; and
    (13) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all discretion, powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
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  (c) To the extent permitted by applicable law, the Board or the Committee may, by resolution, authorize one or more officers of the Company (each, an “Authorized Officer”) to do one or both of the following on the same basis as (and as if the Authorized Officer for such purposes were) the Administrator: (i) designate Eligible Recipients to receive Awards and (ii) determine the size of any such Awards; provided, however, that such Authorized Officer may not grant Awards to himself or herself or take any action with respect to any Award previously granted to himself or herself and the Board or the Committee shall not delegate such responsibilities to any Executive Officer for Awards to an Eligible Recipient who is an Executive Officer, a Non-Employee Director of the Company, a Covered Employee or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act. The Authorized Officer(s) shall report periodically to the Board or Committee regarding the nature and scope of the Awards granted by them pursuant to this Section 3(c). Further, the Administrator may employ such legal counsel, consultants, and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Administrator in the engagement of any such counsel, consultant, or agent shall be paid by the Company.
  (d) Subject to Section 5 hereof, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders.
  (e) Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than Cash Awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4 (as may be adjusted under Section 5); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.
  (f) Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event shall dividends or dividend equivalents be paid with respect to Options or Share Appreciation Rights.
  (g) Unless otherwise provided in an Award Agreement, if a Participant’s employment with the Company, a Subsidiary or an Affiliate terminates (i) as a result of death, Disability or Retirement, the Participant (or personal representative in the case of death) shall be entitled to exercise all or any part of any vested Option or Share Appreciation Right for a period of up to one (1) year from such date of termination, (ii) as a result of Cause, the Participant shall not be entitled to exercise all or any part of any Option or Share Appreciation Right, whether or not then vested, and (iii) for any other reason, the Participant shall be entitled to exercise all or any part of any vested Option or Share Appreciation Right for a period of up to ninety (90) days from such date of termination. In no event, however, shall any Option or Share Appreciation Right be exercisable past the term established in the Award Agreement. Any vested Option or Share Appreciation Right shall expire and be forfeited to the extent it is not exercised before the earlier of (i) the dates provided above or other applicable date provided in the Award Agreement or (ii) its term. Unless otherwise provided in an Award Agreement, all unvested Awards shall be forfeited upon termination of employment.
  (h)  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee (including an Authorized Officer or any person designated to administer the Plan pursuant to this Section 3), shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members
DENTSPLY SIRONA INC. – Proxy Statement A-7

of the Board or the Committee and any such officer or employee shall, to the maximum extent permitted by law, be fully indemnified, held harmless and protected against any cost or expense (including reasonable fees of counsel acceptable to the Administrator) or liability (including any sum paid in settlement of a claim with the approval of the Administrator), and advanced amounts necessary to pay the foregoing at the earliest time by the Company in respect of any such action, omission, determination or interpretation, except to the extent arising out of such officer’s, employee’s, member’s, or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification that the current or former employee, officer or member may have under applicable law or under the by-laws of the Company or any of its Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under this Plan.
Section 4.	Shares Reserved for Issuance; Certain Limitations.
  (a)  Subject to adjustment as provided in Section 4(b) and Section 5 below, 14,500,000 Shares shall initially be available for all Awards under the Plan, less one (1) Share for every one (1) Share that was subject to an option or share appreciation right granted after March 26, 2024 under the Prior Plan and 2.7 Shares for every one (1) Share that was subject to an award other than an option or share appreciation right granted after March 26, 2024 under the Prior Plan (the “Share Pool”). Any Shares that are subject to Options or Share Appreciation Rights shall be counted against the Share Pool as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Share Appreciation Rights shall be counted against the Share Pool as 2.7 Shares for every one (1) Share granted. After the Effective Date, no awards may be granted under the Prior Plan; however, any awards under the Prior Plan that are outstanding as of the Effective Date shall remain subject to the terms and conditions of, and continue to be governed by, such Prior Plan.
  (b) If (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after March 26, 2024 any Shares subject to an award under the Prior Plan are forfeited, an award under the Prior Plan expires or is settled for cash (in whole or in part), then in each such case the Shares subject to such Award or award under the Prior Plan shall, to the extent of such forfeiture, expiration or cash settlement, be added to the shares available for Awards under the Plan. In the event that withholding tax liabilities arising from an Award other than an Option or Share Appreciation Right or, after March 26, 2024, an award other than an option or share appreciation right under the Prior Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan; provided, however, that Shares that again become available for issuance under the Plan pursuant to the preceding clause (ii) shall not increase the numbers of Shares that may be granted under the Plan in connection with ISOs.
  Any Shares that again become available for Awards under the Plan pursuant to this Section 4(b) shall be added to the Share Pool as (i) one (1) Share for every one (1) Share subject to Options or Share Appreciation Rights granted under the Plan or options or share appreciation rights granted under the Prior Plan, and (ii) as 2.7 Shares for every one (1) Share subject to Awards other than Options or Share Appreciation Rights granted under the Plan or awards other than options or share appreciation rights granted under the Prior Plan.
  (c)  Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Share Pool: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or, after March 26, 2024, an option under the Prior Plan, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Share Appreciation Rights or, after March 26, 2024, options or share appreciation rights under the Prior Plan, (iii) Shares subject to a Share Appreciation Right or, after March 26, 2024, a share appreciation right under the Prior Plan that are not issued in connection with its stock settlement on exercise thereof, and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after March 26, 2024, options under the Prior Plan.
  (d)  In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Committee may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate (“Substitute Awards”). Substitute Awards may be granted on such terms as the Committee deems appropriate, notwithstanding limitations on Awards in this Plan. Substitute Awards will not count against the Common Shares authorized for grant under this Plan (nor shall Common
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Shares subject to a Substitute Award be added to the Common Shares available for Awards under this Plan as provided under Section 4(a) above). Additionally, in the event that a Person acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grants pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under this Plan and shall not reduce the Common Shares authorized for grant under this Plan (and Common Shares subject to such Awards shall not be added to the Common Shares available for Awards under this Plan as provided under Section 4(a) above); provided that, Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Eligible Recipients prior to such acquisition or combination.
  (e)  In each calendar year during any part of which this Plan is in effect, a Non-Employee Director of the Company may not be granted Awards for such individual’s service on the Board that, taken together with any cash fees paid to such Non-Employee Director during such calendar year for such individual’s service on the Board, have a value in excess of $750,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes as determined by the Company); provided that, the Administrator may make exceptions to this limit, except that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous decisions involving compensation for Non-Employee Directors.
  (f)  All of the Common Shares available for issuance under the Plan as of the Effective Date may be made subject to an Award that is an ISO.
  (g)  Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares held in treasury that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise.
Section 5.	Equitable Adjustments.
  (a) In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Common Shares reserved for issuance under the Plan, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Common Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the Plan and (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
  (b) Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Common Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
  (c) With respect to ISOs, any adjustment pursuant to this Section 5 shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder. No adjustment pursuant to this Section 5 shall cause any Award which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.
  (d) The determinations made by the Administrator pursuant to this Section 5 shall be final, binding and conclusive.
DENTSPLY SIRONA INC. – Proxy Statement A-9

Section 6.	Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals who qualify as Eligible Recipients. No Eligible Recipients will automatically be granted any Award under this Plan. The vesting and exercise of Awards granted to a prospective Eligible Recipient are conditioned upon such individual actually becoming an Eligible Recipient.
Section 7.	Options.
  (a) General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement, including terms, conditions, and periods relating to vesting. No Option granted hereunder shall be an ISO unless it is designated as such in the applicable Award Agreement. In no event may Options known as reload options be granted hereunder.
  (b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.
  (c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (x) the exercise of the Option is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Option at the date the initial term would otherwise expire is above the Fair Market Value.
  (d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
  (e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless or net exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares
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already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
  (f) Rights as Stockholder. A Participant shall have no rights to dividends or distributions or any other rights of a Stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.
  (g) Termination of Employment or Service. Subject to Section 3(e) and 3(f) hereof, in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
  (h) Special ISO Provisions. No ISO shall be granted to any Eligible Recipient if such Eligible Recipient owns, immediately prior to the grant of the ISO, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a Subsidiary, unless the purchase price for the stock under such ISO shall be at least 110% of its Fair Market Value at the time such ISO is granted and the ISO, by its terms, shall not be exercisable more than five years from the date it is granted. In determining such stock ownership, the provisions of Section 424(d) of the Code shall be controlling. The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which ISOs held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock options plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an ISO, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a non-qualified stock option. The Award Agreement covering an ISO shall contain such other terms and provisions which the Administrator determines necessary to qualify such Option as an ISO. In no event shall the Company, its Affiliates, the Administrator or any other entity or individual have any liability to or with respect to a Participant to the extent that an Award that purports to qualify as an ISO does not so qualify.
Section 8.	Share Appreciation Rights.
  (a) General. Share Appreciation Rights may be granted either alone (“Free Standing Right”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement, including terms, conditions, and periods relating to vesting.
  (b) Base Price. Each Share Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant (such amount, the “Base Price”).
  (c) Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Common Shares, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16 hereof.
  (d) Exercisability.
    1. Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement (which may include, but not be limited to, achievement of Performance Goals).
DENTSPLY SIRONA INC. – Proxy Statement A-11

    2. Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.
  (e) Consideration Upon Exercise.
    1. Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.
    2. A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
    3. Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
  (f) Termination of Employment or Service. Subject to Sections 3(e) and 3(f) hereof:
    1. in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement; and
    2. in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
  (g) Term.
    1. The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
    2. The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
Section 9.	Restricted Shares and Restricted Share Units.
  (a) General. Restricted Shares and Restricted Share Units may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time prior to which Restricted Shares or Restricted Share Units become vested and free of restrictions on Transfer (the “Restricted Period”); the Performance Goals (if any) upon whose attainment the Restricted Period shall lapse in part or full; and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the Award Agreement. The provisions of Restricted Shares or Restricted Share Units need not be the same with respect to each Participant.
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  (b) Awards and Certificates.
    1. Except as otherwise provided below in Section 9(c) hereof, (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.
    2. With respect to Restricted Share Units, at the expiration of the Restricted Period if such Restricted Share Units have not been forfeited, share certificates in respect of the Common Shares underlying such Restricted Share Units will, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Common Shares underlying the Restricted Share Units.
    3. Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units (at the expiration of the Restricted Period if no forfeiture has occurred) may, in the Company’s sole discretion, be issued in uncertificated form.
    4. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Shares shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made no later than March 15th of the calendar year following the year of vesting or within other such period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
  (c) Restrictions and Conditions. The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to any restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter. Except as provided in the applicable Award Agreement and subject to Section 3(f) hereof, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares. The Participant shall generally not have the rights of a stockholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code and Section 3(f) hereof, an amount equal to dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units may, to the extent set forth in an Award Agreement, be provided to the Participant.
  (d) Termination of Employment or Service. Subject to Section 3(e) hereof, the rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
Section 10.	Other Share-Based Awards.
  Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Shares, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Award and no Participant shall receive the right to receive cash or dividend payments or distributions attributable until, if applicable, the Award fully vests and the Common Shares subject thereby are fully paid and issued to such Participant. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, the manner in which such Other Share-Based
DENTSPLY SIRONA INC. – Proxy Statement A-13

Awards shall be settled (e.g., in Common Shares, cash or other property), the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of Performance Goals) and all other terms and conditions of such Other Share-Based Awards.
Section 11.	Share Bonuses.
  In the event that the Administrator grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.
Section 12.	Cash Awards.
  The Administrator may grant awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of Performance Goals.
Section 13.	Change in Control Provisions. Except as otherwise provided in an Award Agreement:
  (a)  If a Change in Control occurs and a Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason on or after the effective date of the Change in Control but prior to twenty-four (24) months following the Change in Control, then: (i) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and (ii) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be achieved at the target level of performance.
  (b) Notwithstanding the foregoing provisions of this Section 13, with respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, then immediately prior to the occurrence of the Change in Control: (i) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and (ii) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be achieved at the target level of performance.
  (c) For purposes of this Section 13, Awards shall be considered assumed or substituted for if, upon the occurrence of a Change in Control after which there will be a generally recognized U.S. public market for (1) the Common Shares, (2) common stock for which Common Shares are exchanged, or (3) the common stock of a successor or acquirer entity or any direct or indirect parent thereof (such publicly traded stock, “Public Shares”), the then outstanding Awards are assumed, exchanged or substituted for by a successor or acquirer entity or any direct or indirect parent thereof such that following the Change in Control, the Awards relate to such Public Shares and, except as otherwise provided by this Section 13, remain subject to such terms and conditions that were applicable to the Awards prior to the Change in Control.
  (d) Notwithstanding any other provision of the Plan, in the event that each outstanding Award is not assumed or substituted in connection with a Change in Control and except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Administrator may, in its discretion, provide that each Award shall, immediately upon the occurrence of the Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess (if any) of the consideration paid per Common Share in the Change in Control over the exercise or purchase price per Common Share subject to the Award multiplied by (ii) the number of Common Shares granted under the Award. Without limiting the generality of the foregoing, in the event that the consideration paid per Common Share in the Change in Control is less than or equal to the exercise or purchase price per Common Share subject to the Award, then the Administrator may, in its discretion, cancel such Award without any consideration upon the occurrence of a Change in Control.
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Section 14.	Amendment and Termination.
  The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration, or termination shall be made that would materially impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s stockholders for any amendment to the Plan that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Shares are traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.
Section 15.	Unfunded Status of Plan.
  The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 16.	Withholding Taxes.
  Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, the minimum amount of any such applicable taxes required by law to be withheld with respect to the Award (or such other amount the Company deems advisable that will not cause adverse accounting consequences for the Company and is permitted under applicable withholding rules promulgated by the Internal Revenue Service or other applicable governmental entity). The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient it deems advisable the extent permissible under applicable law to satisfy the applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy the related taxes to be withheld and applied to the tax obligations; provided, however, that, with the approval of the Administrator (which approval may be granted or withheld in its sole discretion and may but need not be applied on a uniform or consistent basis), a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted Common Shares, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations (with any fractional share amounts resulting therefrom settled in cash). Such withheld or already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.
Section 17.	Transfer of Awards.
  No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof will be valid, except as otherwise expressly provided in an Award Agreement or with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. To the extent permitted, any Transfer must be without monetary consideration and any other purported Transfer of an Award or any economic benefit or interest therein shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the provisions of this Section 17 shall not be entitled to be recognized as a holder of any Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
DENTSPLY SIRONA INC. – Proxy Statement A-15

Section 18.	Continued Employment or Service.
  The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 19.	Effective Date.
  This Plan will be effective as of the Effective Date, upon approval by the Stockholders. This Plan shall apply only with respect to Awards granted on or after the Effective Date, or with respect to Awards that are granted contingent on this Plan becoming effective.
Section 20.	Term of Plan.
  No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but Awards granted before such tenth anniversary may extend beyond that date.
Section 21.	Securities Matters and Regulations.
  (a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and Delaware law, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator in its sole discretion. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
  (b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
  (c)  In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant is acquired for investment only and not with a view to distribution.
Section 22.	No Fractional Shares; No Rights as Stockholder.
  No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated. A Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.
Section 23.	Beneficiary.
  A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
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Section 24.	Paperless Administration.
  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 25.	Severability.
  If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 26.	Clawback.
  Notwithstanding any other provisions in this Plan, all Awards, Shares, amounts, or benefits received or outstanding under this Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with any Company clawback or similar policy or any applicable law related to such actions. A Participant’s acceptance of an Award will constitute the Participant’s acknowledgement of and consent to the Company’s application, implementation, and enforcement of the DENTSPLY SIRONA INC. Compensation Recoupment Policy, the DENTSPLY SIRONA INC. Dodd-Frank Act Restatement Clawback Policy (each, as may be amended from time to time) or any other applicable Company clawback or similar policy that may apply to the Participant, whether adopted before or after the Effective Date, and any applicable law relating to clawback, cancellation, recoupment, rescission, payback, or reduction of compensation, and the Participant’s agreement that the Company may take any actions that may be necessary to effectuate any such policy or applicable law, without further consideration or action.
Section 27.	Data Privacy
  As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 27 by and among, as applicable, the Company and its Affiliates, for the exclusive purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
DENTSPLY SIRONA INC. – Proxy Statement A-17

Section 28.	Section 409A of the Code.
  The Plan as well as payments and benefits under the Plan are intended to be exempt from or, to the extent subject thereto, to comply with, Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable to a specified employee (as determined under Section 409A of the Code) upon a separation from service, to the extent necessary to avoid the adverse tax consequences under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. Each Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.
Section 29.	Governing Law.
  The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Delaware without regard to conflicts of laws principles.
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APPENDIX B
Amended and Restated Employee Stock Purchase Plan
DENTSPLY SIRONA INC. – Proxy Statement B-1

DENTSPLY SIRONA INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Approved by the Board on April 9, 2024
B-2 DENTSPLY SIRONA INC. – Proxy Statement

DENTSPLY SIRONA INC. – Proxy Statement B-3

DENTSPLY SIRONA INC. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
SECTION 1 PURPOSE AND TERM
1.1 Purpose. The purpose of the DENTSPLY SIRONA Inc. Amended and Restated Employee Common Stock Purchase Plan (the “Plan”) is to afford Eligible Employees an opportunity to obtain a proprietary interest in the continued growth and prosperity of DENTSPLY SIRONA Inc. (the “Company”) through ownership of its shares of Common Stock. The Company intends for the Plan to have two components: a component that is intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “Code Section 423 Component”), and a component that is not intended to qualify as an “employee stock purchase plan” under Code Section 423 (the “Non-Code Section 423 Component”). The provisions of the Code Section 423 Component shall be construed so as to extend and limit participation in a uniform and non-discriminatory basis consistent with the requirements of Code Section 423. A Purchase Right to purchase shares of Common Stock under the Non-Code Section 423 Component shall be effectuated via separate Offerings under one or more sub-plans of the Non-Code Section 423 Component of the Plan for Employees of Participating Affiliates in countries outside of the United States in order to achieve tax, employment, securities law or other purposes and objectives, and to conform the terms of the sub-plans with the laws and requirements of such countries. Except as otherwise provided herein or in the applicable sub-plan, the Non-Code Section 423 Component of the Plan shall be operated and administered in the same manner as the Code Section 423 Component.
1.2 Term of the Plan. Unless sooner terminated pursuant to Section 12, the Plan shall continue in effect until the date on which all of the shares of Common Stock authorized for issuance under the Plan have been issued.
SECTION 2 DEFINITIONS
2.1 Definitions.
Any term not expressly defined in the Plan shall have the same definition as set forth in Code Section 423. Whenever the following words and phrases are used in the Plan, they shall have the respective meanings set forth below:
(a) “Act” means the Securities Exchange Act of 1934, as amended from time to time.
(b) “Affiliate” means each of the following: (i) any Subsidiary; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) that directly or indirectly controls fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and that is designated as an “Affiliate” by resolution of the Board.
(c) “Administrator” means each individual designated by the Company to receive Enrollment Agreements, withdrawal notices and other communications from Eligible Employees. The
Administrator shall also include any third-party vendor hired by the Company to assist with the day-to-day operation and administration of the Plan.
(d) “Board” means the Board of Directors of the Company.
(e) “Change in Control” means “Change in Control” as defined in the DENTSPLY SIRONA Inc. 2024 Omnibus Incentive Plan, as amended and restated, or any successor plan that the Company may establish.
(f) “Code” means, the United States Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
(g) “Code Section 423 Component” means those Offerings under the Plan that are intended to meet the requirements of Code Section 423(b).
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(h) “Committee” means the Human Resources Committee of the Board, or another committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board as described in Section 9. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
(i) “Common Stock” means the common stock, $0.01 par value per share, of the Company.
(j) “Company” means DENTSPLY SIRONA Inc., and any successor thereto.
(k) “Compensation” means, with respect to each payroll period in any Offering Period, the actual wages or salary paid to a Participant for services actually rendered at the Participant's base rate of pay prior to any salary reductions, along with overtime, holiday pay and paid time-off, but excluding any other amounts of pay, such as living or other allowances, and incentive compensation of any kind, including annual and long-term bonuses.
(l) “Eligible Employee” means an individual who, on the Offering Date, is an Employee of the
Company, a Participating Company or a Participating Affiliate (but only to the extent applicable with respect to the Non-Code Section 423 Component), excluding any individual:
(i) who, immediately after any rights under this Plan are granted, owns (directly or through attribution) shares of Common Stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, a parent corporation, or a Subsidiary (each, as determined under Code Section 423(b)(3)); and
(ii) who has not satisfied a service requirement of at least two (2) years or such shorter period designated by the Committee consistent with Code Section 423(b)(4)(A); provided however, that the limitation contained in this clause (ii) shall only apply to the extent the Committee expressly provides for such limitation, and then, such limitation shall only apply to such Offering Period.
Notwithstanding anything herein to the contrary, under the terms of any Offering, the Committee expressly may exclude from participation Employees who are not customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. The Committee also may exclude from participation under the terms of any Offering Employees who are “highly compensated employees” (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees with compensation above a certain level or who are officers or subject to the disclosure requirements of section 16(a) of the Act, provided the exclusion is applied in an identical manner to all highly compensated employees of every corporation whose employees are granted Options under the Plan or Offering and otherwise to the extent and in the manner permitted under Section 423 of the Code. For purposes of clause (i) above, the rules of Code Section 424(d) with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock, which an Employee may purchase or otherwise acquire under outstanding options or other forms of equity compensation awards granted by the Company, shall be treated as stock owned by the Employee. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Company and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2).
(m) “Employee” means a person treated as an employee of the Company or a Participating Company for purposes of the Code Section 423 Component of the Plan or, for Participating Affiliates offering participation in the Non-Code Section 423 Component of the Plan, persons treated as an employee of a Participating Affiliate as determined under local laws, rules and regulations and specified in the applicable sub-plan. For purposes of this Plan, a Participant shall cease to be an Employee either upon an actual termination of employment or upon the company employing the employee ceasing to be a Participating Company or a Participating Affiliate, as applicable. For purposes of the Plan, an individual shall not cease to be an Employee while such individual is on any military leave, sick leave, statutory leave (as determined under local law) or other bona fide leave of absence approved by the Company, and, with respect to the Code Section 423 Component of the Plan, any such determination shall be
DENTSPLY SIRONA INC. – Proxy Statement B-5

made in a manner consistent with the requirements of Treasury Regulation Section 1.421-1(h)(2). The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's participation in or other rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.
(n) “Enrollment Agreement” means an agreement in such written or electronic form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions or such other form of contribution as may be permitted under the Plan (or any sub-plan established pursuant to Section 9.4) from the Employee's Compensation.
(o) “Enrollment Period” means, unless otherwise specified by the Committee, the period commencing on the first day of the month preceding each Offering Period, and ending on the 15th of the month preceding each Offering Period.
(p) “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, (1) if the Common Stock is traded, listed or otherwise reported or quoted on a Stock Exchange, the last sales price reported for the Common Stock on the Purchase Date or other applicable date as reported on such Stock Exchange; or (2) if the Common Stock is not traded, listed or otherwise reported or quoted on a Stock Exchange, such amount as determined by the Committee in good faith in its sole discretion. For purposes of the grant of any Purchase Right, the applicable date shall be the Trading Day on which the Purchase Right is granted, or if such grant date is not a Trading Day, the Trading Day immediately prior to the date on which the Purchase Right is granted.
(q) “Non-Code Section 423 Component” means those Offerings under the Plan that are not intended to meet the requirements of Code Section 423(b).
(r) “Offering” means the Company's grant of a Purchase Right as described in Section 5.
(s) “Offering Date” means the first Trading Day of each Offering Period.
(t) “Offering Period” means the consecutive six (6) month period commencing each January 1 and July 1, or such other period or start and end dates as may be established by the Committee in its sole discretion (subject to a maximum Offering Period of twenty seven (27) months).
(u) “Participant” means an Eligible Employee who has elected to participate in the Plan by submitting an Enrollment Agreement as provided in Section 3.2.
(v) “Participating Affiliate” means any Affiliate designated by the Committee, in its sole and absolute discretion, as a company that may offer participation in the Non-Code Section 423 Component of the Plan to its Eligible Employees pursuant to Section 9.4 of the Plan. The Committee shall have the sole and absolute discretion to determine from time to time when and if an Affiliate shall be classified as a Participating Affiliate.
(w) “Participating Company” means any Subsidiary designated by the Committee, in its sole and absolute discretion, as a company that may offer participation in the Code Section 423 Component of the Plan to its Eligible Employees. The Committee shall have the sole and absolute discretion to determine from time to time when and if a Subsidiary shall be classified as a Participating Company.
(x) “Plan” means the DENTSPLY SIRONA Inc. Employee Common Stock Purchase Plan, which includes both the Code Section 423 Component and the Non-Code Section 423 Component, as amended from time to time.
(y) “Purchase Date” means the last Trading Day of each Offering Period.
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(z) “Purchase Price” means the price at which a share of Common Stock may be purchased under the Plan, as established from time to time by the Committee subject to the following. In any Offering Period, the “Purchase Price” shall be not be less than the lesser of (i) 85% (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) 85% (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date, provided that the Purchase Price shall not be less than the par value of the shares of Common Stock.
(aa) “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase shares of Common Stock as provided in Section 5 and otherwise in accordance with the Plan and Offering.
(bb) “Stock Exchange” means the principal national securities exchange in the United States on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the first or last day of an Offering Period, as applicable.
(cc) “Subsidiary” means a present or future subsidiary corporation of the Company within the meaning of Code Section 424(f).
(dd) “Trading Day” means a day on which the Stock Exchange is open for trading.
2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
SECTION 3 ELIGIBILITY AND PARTICIPATION
3.1 Eligibility. An Employee may elect to participate in the Plan as of the first Offering Date on which such person becomes an Eligible Employee by complying with the enrollment procedures set forth in Section 3.2.
3.2 Participation.
(a) An Eligible Employee shall become a Participant in an Offering by submitting a properly completed Enrollment Agreement to the Administrator. The Company shall establish enrollment procedures for the submission of such Enrollment Agreements to the Administrator using written and/or electronic election forms and shall communicate such procedures to all Eligible Employees. An Eligible Employee who does not timely submit a properly completed Enrollment Agreement to the Administrator during the Enrollment Period for an Offering Period shall not participate in the Plan for that Offering Period but shall be eligible to elect to participate in the Plan for any subsequent Offering Period by timely submitting a properly completed Enrollment Agreement to the Administrator during the Enrollment Period for any future Offering Period.
(b) A Participant may deliver to the Administrator a new Enrollment Agreement for each Offering Period in accordance with the procedures established in this Section and Section 4.
(c) Subject to the limitation set forth in Section 5.3, a Participant who (i) has elected to participate in the Plan pursuant to Subsection (a) for an Offering Period, and (ii) takes no action to change or revoke such election (in accordance with such procedures as established by the Company) as of the first day of the next following Offering Period, shall be deemed to have made the same election to participate in the Plan, including the same payroll deduction authorization, for each subsequent Offering Period. A Participant who is automatically enrolled in the Plan for an Offering Period pursuant to the preceding sentence shall not be required to deliver an additional Enrollment Agreement to the Administrator for the subsequent Offering Period.
DENTSPLY SIRONA INC. – Proxy Statement B-7

3.3 Termination of Employment or Loss of Eligibility.
(a) In the event that the employment of a Participant is terminated prior to a Purchase Date, for any reason, including retirement, disability or death, or in the event a Participant is no longer an Eligible Employee, the Participant's participation in the Plan shall terminate immediately and, thereupon, automatically and without any further act on his or her part, such Participant's payroll deduction authorization shall terminate. Payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative. Interest shall not be paid on payroll deductions returned unless otherwise required under applicable law. Further, all of the Participant's rights under the Plan shall terminate.
(b) A Participant whose participation in the Plan has been terminated may become eligible to participate in the Plan for any subsequent Offering Period by again satisfying the requirements of Sections 3.1 and 3.2.
3.4 Hardship Withdrawal from the Plan. If a Participant makes a hardship withdrawal from any plan with a cash or deferred arrangement qualified under Section 401(k) of the Code which is sponsored, or participated in, by the Company or Affiliate, unless otherwise determined by the Committee with respect to any Offering, such Participant shall be automatically prohibited from making or electing to make payroll deductions under the Plan for a six (6) month period commencing on the date of the hardship withdrawal. Payroll deductions credited to the Participant's Plan account since the last Purchase Date shall, as soon as practicable, be returned to the Participant and shall not be applied to the purchase of shares of Common Stock in any Offering under the Plan. After the expiration of such six (6) month period, the Participant may re-enroll in the Plan for any subsequent Offering Period by again satisfying the requirements of Sections 3.1 and 3.2.
3.5 Voluntary Withdrawal from the Plan. A Participant may withdraw from the Plan at any time and receive a refund of all payroll deductions credited to his or her Plan account that have not been applied toward the purchase of shares of Common Stock by submitting a withdrawal election to the Administrator in accordance with such procedures as established by the Company, provided such withdrawal election is submitted to the Administrator no later than the tenth (10th) day of the month prior to the month in which the applicable Purchase Date falls (or at such other time established by the Administrator). The payroll deductions of a Participant who has withdrawn from the Plan shall be returned to the Participant as soon as practicable after the withdrawal and may not be applied to the purchase of shares of Common Stock in any other Offering under the Plan. A Participant who withdraws from the Plan shall be prohibited from resuming participation in the Plan for the same Offering Period, but may participate in any subsequent Offering Period by satisfying Sections 3.1 and 3.2. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.
SECTION 4 PAYROLL DEDUCTIONS AND PARTICIPANT ACCOUNTS
4.1 Payroll Deductions.
(a) Shares of Common Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from a Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted.
(b) An Eligible Employee who elects to enroll in the Plan as a Participant shall designate in the Enrollment Agreement a whole percentage from one percent (1%) to fifty percent (50%) of his or her Compensation to be deducted each pay period during the Offering Period and credited under the Plan for his or her notional account. Notwithstanding the foregoing, the Committee may change the limits on payroll deductions effective as of any future Offering Date, including by increasing or decreasing such limits. To the extent permitted by the Committee with respect to any Offering, a Participant may state such deduction as a flat dollar amount, subject to such limits.
(c) Payroll deductions shall commence on the first pay day following the Offering Date and shall continue to be deducted each pay day through the end of the Offering Period, unless as otherwise provided herein.
(d) Interest shall not be paid on a Participant's payroll deductions credited under the Plan.
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(e) A Participant may not increase, but may elect to decrease the rate of payroll deductions once during an Offering Period by submitting an amended Enrollment Agreement authorizing such change to the Administrator no later than the tenth (10th) day of the month prior to the month in which the applicable Purchase Date falls (or at such other time established by the Administrator) in accordance with such procedures established by the Company, and such change shall become effective as soon as reasonably practicable. A Participant who elects to decrease the rate of his or her payroll deductions to zero percent (0%) shall remain a Participant in the Plan for the Offering Period unless such Participant elects to withdraw from the Plan pursuant to Section 3.
(f) The Company may suspend a Participant's payroll deductions under the Plan as the Company deems advisable pursuant to the limitation described in Section 5.3. If the Company suspends a Participant's payroll deductions under this provision, the Participant may participate in future Offering Periods by satisfying the requirements of Sections 3.1 and 3.2.
(g) The provisions of this Section 4.1 shall not apply to Participants in countries outside of the United States where payroll deductions are prohibited under local law. Such individuals shall be permitted to make payment under Section 6.1 through such other form(s) of contribution which may be permitted under local law and which are specified under the applicable sub-plan.
4.2 Participant Accounts. Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions or other amounts contributed to the Plan by or on behalf of a Participant shall be credited to such Participant's Plan notional account and shall be deposited with the general funds of the Company. All payroll deductions or other amounts credited to the Plan by or on behalf of a Participant may be used by the Company for any corporate purpose.
SECTION 5 GRANT OF PURCHASE RIGHT
5.1 General. On each Offering Date, the Company shall grant to each Participant a Purchase Right under the Plan to purchase shares of Common Stock. Each Purchase Right shall be treated as an option for purposes of Code Section 423.
5.2 Term of Purchase Right. Each Purchase Right shall have a term equal to the length of the Offering Period to which the Purchase Right relates.
5.3 Number of Shares of Common Stock Subject to a Purchase Right.
(a) On the Offering Date of each Offering Period, each Participant shall be granted a Purchase Right to purchase on the Purchase Date for such Offering Period (at the applicable Purchase Price) up to a maximum number of shares of Common Stock determined by dividing such Participant's payroll deductions or contributions accumulated prior to such Purchase Date by the applicable Purchase Price; provided, however, that in no event will a Participant be permitted to purchase more than One Thousand (1,000) shares of Common Stock, subject to adjustment pursuant to Section 8, during any Offering Period. The purchase of shares of Common Stock pursuant to the Purchase Right shall occur as provided in Section 6, unless the Participant has withdrawn pursuant to Section 3. Each Purchase Right shall expire on the last day of the Offering Period.
(b) In connection with each Offering Period made under the Plan, the Committee may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering Period. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering Period would exceed any such maximum aggregate number, then, in the absence of any Committee action otherwise, a pro rata (based on each Participant’s accumulated payroll deductions for such Offering Period) allocation of the shares of Common Stock available will be made in as nearly a uniform manner as will be practicable and equitable.
5.4 Limitation under Code Section 423(b)(8). Notwithstanding any provision in this Plan to the contrary, no Participant shall be granted a Purchase Right (or such portion of a Purchase Right, as applicable) under the Code Section 423 Component of the Plan to the extent that it permits his or her right to purchase shares of Common Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of the Company, any parent, and its Subsidiaries intended to meet the requirements of Code Section 423,
DENTSPLY SIRONA INC. – Proxy Statement B-9

exceeds Twenty-Five Thousand U.S. Dollars ($25,000) in Fair Market Value of Common Stock determined at the time the option is granted (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the Participant as soon as administratively practicable.
5.5 No Assignment. A Purchase Right granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by a Participant of a Purchase Right or any rights granted under the Plan.
5.6 Rights As Stockholder and Employee. With respect to shares of Common Stock subject to an Offering, a Participant shall not be deemed to be a stockholder and shall not have any rights or privileges of a stockholder by virtue of the Participant's participation in the Plan until such Purchase Right has been exercised and the Company either has issued a stock certificate for such shares, transferred the shares electronically or made a book entry in favor of the Participant representing such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 8.1. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company, a Participating Company or a Participating Affiliate, or interfere in any way with any right of the Company, a Participating Company or a Participating Affiliate to terminate the Participant's employment at any time, except as otherwise provided under applicable law.
5.7 Notices. All notices or other communications by a Participant to the Board, the Committee and/or Company under or in connection with the Plan shall be deemed to have been duly given when received by the Administrator.
SECTION 6 EXERCISE OF PURCHASE RIGHT
6.1 Exercise of Purchase Right. The Purchase Right for each Participant automatically shall be exercised on each Purchase Date and such Participant automatically shall acquire the number of whole shares of Common Stock determined by dividing (i) the total amount of the Participant's payroll deductions accumulated in his or her Plan account during the Offering Period, by (ii) the Purchase Price, to the extent the issuance of Common Stock to such Participant upon such exercise is lawful. However, in no event shall the number of shares of Common Stock purchased by the Participant during an Offering Period exceed the number of shares of Common Stock subject to the Participant's Purchase Right, as determined under Section 5.3 above. No fractional shares of Common Stock shall be issued on the exercise of a Purchase Right. Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded, without interest, to the Participant as soon as practicable after such Offering Period ends; provided however, that any amounts attributable to any fractional shares of Common Stock that were not purchased on the Purchase Date shall be carried over to the next Offering Period as notional fractional shares to be aggregated with other notional fractional shares on future Purchase Dates, unless the Participant has elected to withdraw from the Plan in accordance with Section 3.4. Notwithstanding the foregoing, the Committee may establish alternative means for treating amounts remaining in Participant Accounts following any Purchase Date to the extent consistent with applicable law.
6.2 Oversubscription. In the event, with respect to any Offering hereunder, that the number of shares of Common Stock that might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Common Stock available in the Plan as provided in Section 7.1, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.
6.3 Delivery of Common Stock. As soon as practicable after each Purchase Date, the Company shall arrange for the delivery of the shares of Common Stock acquired by the Participant on such Purchase Date via either (a) the issuance of stock certificates, (b) the transfer of such shares electronically to a broker that holds such shares in street name for the benefit of the Participant or the Company, or (c) the making of a book entry in favor of the Participant representing such shares. Shares of Common Stock to be delivered to a Participant under the Plan shall be registered and/or recorded in the name of the Participant.
6.4 Tax Withholding. At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she acquires under the Plan, the Participant shall make
B-10 DENTSPLY SIRONA INC. – Proxy Statement

adequate provision for the federal, state, local and non-U.S. tax withholding obligations of the Company, a Participating Company or a Participating Affiliate that arise upon exercise of the Purchase Right or upon such disposition of shares, if any, in accordance with such procedures and withholding methods as may be established by the Company. The Company, a Participating Company or a Participating Affiliate may, but shall not be obligated to, withhold from any compensation or other amounts payable to the Participant the amount necessary to meet such withholding obligations.
6.5 Expiration of Purchase Right. Any portion of a Participant's Purchase Right remaining unexercised at the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of such Offering Period.
6.6 Reports to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Common Stock purchased, the Purchase Price for such shares of Common Stock, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded to the Participant pursuant to Section 6.1. The report may be delivered in such form and by such means, including by electronic transmission, as the Company may determine.
6.7 Notification of Sale of Shares of Common Stock. Each Participant shall give the Company and/or the Administrator prompt notice of any disposition of Common Stock acquired pursuant to the Purchase Rights granted under the Plan in accordance with such procedures as may be established by the Company. The Company may require that until such time as a Participant disposes of shares of Common Stock acquired pursuant to Purchase Rights granted under the Plan, the Participant shall hold all such shares of Common Stock in the Participant's name and with a third-party broker/administrator designated by the Company until the lapse of any time period(s) established by the Company. The Company may direct that the certificates evidencing shares of Common Stock acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.
6.8 Clawback/Recoupment Policy. Notwithstanding anything contained herein to the contrary, all shares of Common Stock acquired pursuant to the Plan shall be and remain subject to any incentive compensation claw back or recoupment policy currently in effect or as may be adopted by the Board and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant.
SECTION 7 COMMON STOCK SUBJECT TO THE PLAN
7.1 Common Stock Subject to the Plan. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 1,000,000, subject to adjustment in accordance with Section 8. For the sake of clarity, the aggregate share limitation set forth herein may be used to satisfy the purchase of shares of Common Stock under either the Code Section 423 Component of the Plan or the Non-Code Section 423 Component of the Plan. Shares of Common Stock issued under the Plan may consist of authorized but unissued shares, reacquired shares (treasury shares), or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Common Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.
7.2 Legends. The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Common Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section.
7.3 Securities Laws. The Company shall not be obligated to issue any Common Stock pursuant to any offering under the Plan at any time when the offer, issuance, or sale of shares covered by such Offering (i) has not been registered under the Securities Act of 1933, as amended, or does not comply with such other federal, state or non-U.S. laws, rules or regulations, or the requirements of any stock exchange upon which the Common Stock may then be listed, as the Company or the Board deems applicable, and (ii) in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares of Common Stock. Further, all stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The issuance of shares of Common Stock under the Plan shall be subject to compliance with all applicable requirements of federal, state or non-U.S. law with
DENTSPLY SIRONA INC. – Proxy Statement B-11

respect to such securities. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.
SECTION 8 RECAPITALIZATION, REORGANIZATION AND CHANGE IN CONTROL
8.1 Adjustments for Changes in Common Stock. In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Committee, in its sole discretion, in the aggregate number of shares of Common Stock reserved for issuance under the Plan and each Purchase Right and in the kind and number of securities subject to, and the Purchase Price of, any Purchase Rights under the Plan. Any fractional share resulting from an adjustment pursuant to this Section 8.1 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. Such other equitable substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion. The adjustments determined by the Committee pursuant to this Section 8.1 shall be final, binding and conclusive. “Change in Capitalization” means any (1) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (2) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock, or other property), share split, reverse share split, subdivision or consolidation, (3) combination or exchange of shares, or (4) other change in corporate structure, which, in any such case, the Committee determines, in its sole discretion, affects the Common Stock such that an adjustment is appropriate.
8.2 Change in Control. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Company”), may assume the Company's rights and obligations under the Plan. If the Acquiring Company elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Committee, but the number of shares of Common Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights that are neither assumed by the Acquiring Company in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.
SECTION 9 PLAN ADMINISTRATION
9.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Committee and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Committee shall determine all of the relevant terms and conditions of Purchase Rights granted pursuant to the Plan; provided, however, that all Participants granted Purchase Rights pursuant to the Code Section 423 Component of the Plan shall have the same rights and privileges within the meaning of Code Section 423(b)(5). The Committee may assign any of its administrative tasks set forth herein to the Company, except that the Committee may not delegate the task of designating Participating Companies under the Code Section 423 Component of the Plan or Participating Affiliates under the Non-Code Section 423 Component of the Plan, or its authority to make adjustments pursuant to Section 8.1. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
9.2 Equal Rights. Notwithstanding any provision of the Plan to the contrary, and in accordance with Section 423 of the Code, Eligible Employees who are granted options under the Code Section 423 Component of the Plan shall have the same rights and privileges.
9.3 Policies and Procedures Established by the Company. The Company may, from time to time, consistent with the Plan and the requirements of Code Section 423, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the
B-12 DENTSPLY SIRONA INC. – Proxy Statement

Code Section 423 Component of the Plan, including, without limitation, (i) a minimum payroll deduction amount required for participation in an Offering, (ii) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (iv) a supplemental payment or payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing an Enrollment Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Code Section 423, and (v) a determination of the date and manner by which the Fair Market Value of a share of Common Stock is determined for purposes of administration of the Plan. Similarly, the Company may, from time to time, establish, change or terminate rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its sole discretion, for the proper administration of the Non-Code Section 423 Component of the Plan.
9.4 Non-Code Section 423 Component for Participation Outside of the United States. The Committee may, in its sole discretion, establish sub-plans under the Non-Code Section 423 Component of the Plan which do not satisfy the requirements of Code Section 423 for purposes of effectuating the participation of Eligible Employees employed by a Participating Affiliate located in countries outside of the United States. For purposes of the foregoing, the Committee may establish one or more sub-plans to: (a) amend or vary the terms of the Non-Code Section 423 Component of the Plan in order to conform such terms with the laws, rules and regulations of each country outside of the United States where the Participating Affiliate is located; (b) amend or vary the terms of the Non-Code Section 423 Component of the Plan in each country where the Participating Affiliate is located as it considers necessary or desirable to take into account or to mitigate or reduce the burden of taxation and social insurance contributions for Participants or the Participating Affiliate, or (c) amend or vary the terms of the Non-Code Section 423 Component of the Plan in each country outside of the United States where the Participating Affiliate is located as it considers necessary or desirable to meet the goals and objectives of the Non-Code Section 423 Component of the Plan. Each sub-plan established pursuant to this Section 9.4 shall be reflected in a written appendix to the Non-Code Section 423 Component of the Plan for each Participating Affiliate in such country, and shall be treated as being separate and independent from Code Section 423 Component of the Plan; provided, the total number of shares of Common Stock authorized to be issued under the Plan shall include any shares of Common Stock issued under the Non-Code Section 423 Component of the Plan (including each sub-plan). To the extent permitted under applicable law, the Committee may delegate its authority and responsibilities under this Section 9.4 to an appropriate sub-committee consisting of one or more officers of the Company.
SECTION 10 CODE SECTION 409A TAX QUALIFICATION
10.1 Code Section 409A. Purchase Rights granted under the Plan are exempt from the application of Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that a Purchase Right granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause a Purchase Right under the Plan to be subject to Code Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding Purchase Right granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding Purchase Rights that may be granted under the Plan from or to allow any such Purchase Rights to comply with Code Section 409A, but only to the extent any such amendments or action by the Committee would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the Purchase Right under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Committee with respect thereto. The Company makes no representation that the right to purchase shares of Common Stock under the Plan is compliant with Code Section 409A.
10.2 Tax Qualification. Although the Company may endeavor to (i) qualify a Purchase Right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Code Section 409A), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participant’s under the Plan.
10.3 Stockholder Approval. The Plan shall be effective on the date it is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with this Section 10.3. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.
DENTSPLY SIRONA INC. – Proxy Statement B-13

SECTION 11 INDEMNIFICATION
In addition to such other rights of indemnification as they may have as members of the Committee or officers or employees of the Company, a Participating Company or a Participating Affiliate, members of the Committee and any officers or employees of the Company, a Participating Company or a Participating Affiliate to whom authority to act for the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
SECTION 12 PLAN AMENDMENT OR TERMINATION; MISCELLANEOUS
12.1 Termination. The Committee may at any time terminate the Plan, except that such termination shall not affect Purchase Rights previously granted under the Plan.
12.2 Amendment. The Committee may make such modification or amendment to the Plan as it shall deem advisable; provided, however, that no amendment may materially adversely affect a Purchase Right previously granted under the Plan (except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Code Section 423 or to obtain qualification or registration of the shares of Common Stock under applicable federal, state or non-U.S. securities laws).
An amendment must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment if (i) such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or (ii) would change the definition of the corporations or companies that may be designated by the Committee as Participating Companies or Participating Affiliates. In the event that the Committee approves an amendment to increase the number of shares of Common Stock authorized for issuance under the Plan, the Committee, in its sole discretion, may specify that any such additional shares of Common Stock may only be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve such amendment, and such designation by the Committee shall not be deemed to have adversely affected any Purchase Right granted prior to the date on which the stockholders approve the amendment.
12.3 Death. Unless otherwise provided in an Enrollment Form or procedures established by the Administrator from time to time, in the event of the Participant’s death, any accumulated payroll deductions and other contributions not used to purchase shares of Common Stock shall be paid to and any shares of Common Stock credited to the deceased Participant's brokerage or Plan account shall be transferred to Participant’s heirs or estate as soon as reasonably practicable following the Participant’s death in accordance with applicable law.
12.4 Transferability. Payroll deductions, contributions credited to a Participant’s account and any rights with regard to the purchase of shares of Common Stock pursuant to a Purchase Right or to receive shares of Common Stock under the Plan may not be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will and the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 3.
12.5 Use of Funds. All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or contributions except as may be required by applicable local law, as determined by the Administrator, and if so required by the laws of a particular jurisdiction, shall apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f). Until shares of Common Stock are issued, Participants shall only have the rights of an unsecured creditor, although Participants in specified Offerings may have additional rights where required under local law, as determined by the Administrator.
B-14 DENTSPLY SIRONA INC. – Proxy Statement

12.6 Severability. If any particular provision of this Plan is found to be invalid or otherwise unenforceable, such determination shall not affect the other provisions of the Plan, but the Plan shall be construed in all respects as if such invalid provision were omitted.
12.7 Governing Law and Jurisdiction. Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of federal law, this Plan shall be construed in accordance with the laws of Delaware, without giving effect to the conflict of laws principles thereof. The jurisdiction and venue for any disputes arising under, or any action brought to enforce (or otherwise relating to) this Plan shall be exclusively in the courts in the State of Delaware, including the U.S. federal courts located therein (should federal jurisdiction exist).
12.8 Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan.
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DENTSPLY SIRONA INC. – Proxy Statement B-15

Exhibit A Participating Companies and Affiliates
Participating Company/Affiliate	Country	Nature of Offering - Code Section 423 Component or Non-Code Section 423 Component
B-16 DENTSPLY SIRONA INC. – Proxy Statement

APPENDIX C
Reconciliation of Non-GAAP Information to GAAP Information
Non-GAAP Financial Measures
In addition to results determined in accordance with U.S. generally accepted accounting principles (“US GAAP”) the Company provides certain measures in this press release, described below, which are not calculated in accordance with US GAAP and therefore represent Non-GAAP measures. These Non-GAAP measures may differ from those used by other companies and should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with US GAAP. These Non-GAAP measures are used by the Company to measure its performance and may differ from those used by other companies.
Management believes that these Non-GAAP measures are helpful as they provide a measure of the results of operations, and are frequently used by investors and analysts to evaluate the Company’s performance exclusive of certain items that impact the comparability of results from period to period, and which may not be indicative of past or future performance of the Company.
Organic Sales
The Company defines “organic sales” as the reported net sales adjusted for: (1) net sales from acquired businesses recorded prior to the first anniversary of the acquisition; (2) net sales attributable to disposed businesses or discontinued product lines in both the current and prior year periods; and (3) the impact of foreign currency changes, which is calculated by translating current period net sales using the comparable prior period’s foreign currency exchange rates.
Adjusted Operating Income (Loss) and Margin
Adjusted operating income is computed by excluding the following items from operating income (loss) as reported in accordance with US GAAP:
(1) Business combination related costs and fair value adjustments. These adjustments include costs related to consummating and integrating acquired businesses, as well as net gains and losses related to disposed businesses. In addition, this category includes the post-acquisition roll-off of fair value adjustments recorded related to business combinations, except for amortization expense of purchased intangible assets noted below. Although the Company is regularly engaged in activities to find and act on opportunities for strategic growth and enhancement of product offerings, the costs associated with these activities may vary significantly between periods based on the timing, size and complexity of acquisitions and as such may not be indicative of past and future performance of the Company.
(2) Restructuring related charges and other costs. These adjustments include costs related to the implementation of restructuring initiatives, including but not limited to, severance costs, facility closure costs, and lease and contract termination costs, as well as related professional service costs associated with these restructuring initiatives and global transformation activity. The Company is continually seeking to take actions that could enhance its efficiency; consequently, restructuring charges may recur but are subject to significant fluctuations from period to period due to the varying levels of restructuring activity, and as such may not be indicative of past and future performance of the Company. Other costs include gains and losses on the sale of property, charges related to legal settlements, executive separation costs, write-offs of invetntory as a result of product rationalization
DENTSPLY SIRONA INC. – Proxy Statement C-1

APPENDIX C
and changes in accounting principles recorded within the period. This category also includes costs related to investigations and associated remediation activities which primarily include legal, accounting and other professional service fees, as well as turnover and other employee-related costs.
(3) Goodwill and intangible asset impairments. These adjustments include charges related to goodwill and intangible asset impairments.
(4) Amortization of purchased intangible assets. This adjustment excludes the periodic amortization expense related to purchased intangible assets, which are recorded at fair value. Although these costs contribute to revenue generation and will recur in future periods, their amounts are significantly impacted by the timing and size of acquisitions, and as such may not be indicative of the future performance of the Company.
(5) Fair value and credit risk adjustments. These adjustments include the non-cash mark-to-market changes in fair value associated with pension assets and obligations, the credit risk component of hedging instruments, and equity-method investments. Although these adjustments are recurring in nature, they are subject to significant fluctuations from period to period due to changes in the underlying assumptions and market conditions. The non-service component of pension expense is a recurring item, however it is subject to significant fluctuations from period to period due to changes in actuarial assumptions, interest rates, plan changes, settlements, curtailments, and other changes in facts and circumstances. As such, these items may not be indicative of past and future performance of the Company.
Adjusted operating margin is calculated by dividing adjusted operating income by net sales.
Adjusted Net Income (Loss)
Adjusted net income (loss) consists of net income (loss) as reported in accordance with US GAAP, adjusted to exclude the items identified above, as well as the related income tax impacts of those items. Additionally, net income is adjusted for other tax-related adjustments such as: discrete adjustments to valuation allowances and other uncertain tax positions, final settlement of income tax audits, discrete tax items resulting from the implementation of restructuring initiatives and the windfall or shortfall relating to exercise of employee share-based compensation, any difference between the interim and annual effective tax rate, and adjustments relating to prior periods.
These adjustments are irregular in timing, and the variability in amounts may not be indicative of past and future performance of the Company and therefore are excluded for comparability purposes.
Adjusted Earnings (Loss) Per Diluted Share
Adjusted earnings (loss) (EPS) per diluted share is computed by dividing adjusted earnings (losses) attributable to Dentsply Sirona shareholders by the diluted weighted average number of common shares outstanding.
Adjusted EBITDA and Margin
In addition to the adjustments described above in arriving at adjusted net income, adjusted EBITDA is computed by further excluding any remaining interest expense, net, income tax expense, depreciation and amortization.
Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by net sales.
Adjusted Free Cash Flow Conversion
The Company defines adjusted free cash flow as net cash provided by operating activities minus capital expenditures during the same period, and adjusted free cash flow conversion is defined as adjusted free cash flow divided by adjusted net income (loss). Management believes this Non-GAAP measure is important for use in evaluating the Company’s financial
C-2 DENTSPLY SIRONA INC. – Proxy Statement

APPENDIX C
performance as it measures our ability to efficiently generate cash from our business operations relative to earnings. It should be considered in addition to, rather than as a substitute for, net income (loss) as a measure of our performance or net cash provided by operating activities as a measure of our liquidity.
Organic Sales
A reconciliation of reported net sales to organic sales is as follows:
	Year Ended December 31,
(in millions, except percentages)	2023	2022	$ Change	% Change
Net sales	$ 3,965	$ 3,922	$ 43	1.1%
Foreign exchange impact	45			(1.1%)
Acquisitions				0.0%
Divestitures and discontinued products				(0.0%)
Organic sales	$4,010			2.2%
	Year Ended December 31,
(in millions, except percentages)	2022	2021	$ Change	% Change
Net sales	$ 3,922	$ 4,231	$ (309)	(7.3%)
Foreign exchange impact	289			(6.8%)
Acquisitions	$(3)			0.1%
Divestitures and discontinued products				(0.1%)
Organic sales	$4,208			(0.5%)
DENTSPLY SIRONA INC. – Proxy Statement C-3

APPENDIX C
Adjusted EPS
A reconciliation of Net Income (Loss) and EPS to Adjusted Net Income and Adjusted EPS is provided below:
	Year Ended December 31, 2023
(in millions, except per share data)	Net (Loss) Income Attributable to Dentsply Sirona (a)	Diluted EPS
GAAP	$ (132)	$ (0.62)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	154	0.73
Restructuring Related Charges and Other Costs	95	0.44
Goodwill and Intangible Asset Impairments	302	1.42
Business Combination Related Costs and Fair Value Adjustments	14	0.07
Fair Value and Credit Risk Adjustments	—	—
Income Tax Related Adjustments	(44)	(0.21)
Adjusted Non-GAAP	$389	$1.83

a) The total tax expense associated with the Non-GAAP adjustments above was $139 million.
	Year Ended December 31, 2022
(in millions, except per share data)	Net (Loss) Income Attributable to Dentsply Sirona (a)	Diluted EPS
GAAP	$ (950)	$ (4.41)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	153	0.71
Restructuring Related Charges and Other Costs	73	0.36
Goodwill and Intangible Asset Impairments	1,104	5.10
Business Combination Related Costs and Fair Value Adjustments	6	0.03
Fair Value and Credit Risk Adjustments	33	0.15
Income Tax Related Adjustments	33	0.15
Adjusted Non-GAAP	$452	$2.09

a) The total tax expense associated with the Non-GAAP adjustments above was $237 million.
C-4 DENTSPLY SIRONA INC. – Proxy Statement

APPENDIX C
	Year Ended December 31, 2021
(in millions, except per share data)	Net Income Attributable to Dentsply Sirona (a)	Diluted EPS
GAAP	$ 411	$ 1.87
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	163	0.74
Restructuring Related Charges and Other Costs	11	0.05
Goodwill and Intangible Asset Impairments	—	—
Business Combination Related Costs and Fair Value Adjustments	5	0.02
Fair Value and Credit Risk Adjustments	16	0.08
Income Tax Related Adjustments	15	0.06
Adjusted Non-GAAP	$621	$2.82

(a) The total tax expense associated with the Non-GAAP adjustments above was $51 million.
	Year Ended December 31, 2020
(in millions, except per share data)	Net (Loss) Income Attributable to Dentsply Sirona (a)	Diluted EPS
GAAP	$ (73)	$ (0.33)
Non-GAAP Adjustments:
Amortization of Purchased Intangible Assets	140	0.63
Restructuring Related Charges and Other Costs & Goodwill and Intangible Asset Impairments	295	1.34
Business Combination Related Costs and Fair Value Adjustments	17	0.08
Fair Value and Credit Risk Adjustments	7	0.03
Income Tax Related Adjustments	9	0.04
Adjusted Non-GAAP	$395	$1.79
(a) The total tax expense associated with the Non-GAAP adjustments above was $79 million.
DENTSPLY SIRONA INC. – Proxy Statement C-5

APPENDIX C
Adjusted EBITDA and Margin
	Year Ended December 31,
(in millions, except percentages)	2023	2022
GAAP net loss	$ (132)	$ (950)
Interest expense, net	81	65
Income tax benefit	(43)	(105)
Depreciation(1)	126	116
Amortization of purchased intangible assets	211	209
Restructuring related charges and other costs	123	92
Goodwill and intangible asset impairments	307	1,287
Business combination related costs and fair value adjustments	18	9
Fair value and credit risk adjustments	—	43
Adjusted EBITDA	$691	$766
Net sales	$3,965	$3,922
Adjusted EBITDA margin	17.4%	19.5%
(1) Excludes those depreciation related amounts which were included as part of the Restructuring related charges and other costs and Business combination related costs and fair value adjustments above.
C-6 DENTSPLY SIRONA INC. – Proxy Statement

Dentsply Sirona

DENTSPLY SIRONA CORPORATE HEADQUARTERS
13320 BALLANTYNE CORPORATE PLACE
CHARLOTTE, NC 28277

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 21, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 17, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/XRAY2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 21, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 17, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V31058-P05181 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DENTSPLY SIRONA INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Simon D. Campion	☐	☐	☐
1b. Willie A. Deese	☐	☐	☐
1c. Brian T. Gladden	☐	☐	☐
1d. Betsy D. Holden	☐	☐	☐
1e. Clyde R. Hosein	☐	☐	☐
1f. Gregory T. Lucier	☐	☐	☐
1g. Jonathan J. Mazelsky	☐	☐	☐
1h. Leslie F. Varon	☐	☐	☐
1i. Janet S. Vergis	☐	☐	☐
1j. Dorothea Wenzel	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for 2024.	☐	☐	☐
3. Approval, by non-binding vote, of the Company's executive compensation for 2023.	☐	☐	☐
4. Approval of the 2024 Omnibus Incentive Plan.	☐	☐	☐
5. Approval of the Amended and Restated Employee Stock Purchase Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

DENTSPLY SIRONA CORPORATE HEADQUARTERS
13320 Ballantyne Corporate Place
Charlotte, NC 28277

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V31059-P05181

DENTSPLY SIRONA INC.
Annual Meeting of Stockholders
May 22, 2024 8:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of DENTSPLY SIRONA Inc. (the "Company") hereby appoints Richard C. Rosenzweig and Simon D. Campion, or either of them (the "Proxies"), as proxies of the undersigned, with full power of substitution, to vote all shares of the Company's common stock, par value $0.01 per share ("Common Stock"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held virtually at www.virtualshareholdermeeting.com/XRAY2024 on Wednesday, May 22, 2024 commencing at 8:00 AM, Eastern Time, and at any adjournment or postponement thereof, as indicated on the reverse side. The proxy also provides voting instructions for shares held by T. Rowe Price Retirement Plan Services, Inc., the trustee for the DENTSPLY SIRONA Inc. ("401(k)") Savings and Employee Stock Ownership Plan ("ESOP"). The Undersigned hereby instructs the Proxies to vote the shares of Common Stock allocated to the ESOP and/or 401(k) account, which the undersigned would be entitled to vote, in accordance with the directions on the reverse side. The undersigned also grants a proxy to the Proxies authorizing them to vote in their discretion upon such other matters as may properly come before the meeting.

This proxy/voting instruction card is solicited pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged. This card should be voted by mail, Internet or telephone, in time to reach the Company's proxy tabulator, Broadridge Financial Solutions, by 11:59 p.m. Eastern Time on Tuesday, May 21, 2024 for all registered shares to be voted, and by 11:59 p.m. Eastern Time on Friday, May 17, 2024, for the Trustee to vote the Plan shares. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side